Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

Stock Funds

Share Class R	VALUE STOCK FUNDS NFJ Dividend Value Fund OCC Renaissance Fund OCC Value Fund NFJ Small-Cap Value Fund	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund PEA Growth Fund RCM Mid-Cap Fund GLOBAL STOCK FUND NACM Global Fund
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds:

Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

BLEND STOCK FUNDS PEA Growth & Income Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund
Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.	The cover is not part of the prospectus.

Allianz Funds Prospectus

Allianz Funds November 1, 2004 (as revised, April 1, 2005) Share Class R

This Prospectus describes 11 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Value Stock Funds	NFJ Dividend Value	Current income as a primary objective; long-term growth of capital is a secondary objective	Income producing common stocks of companies with market capitalizations of more than $2 billion	40–50	Generally, more than $2 billion
	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion
	OCC Renaissance	Long-term growth of capital and income	Common stocks of companies with below average valuations whose business fundamentals are expected to improve	50–100	All capitalizations
	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100–150	Between $100 million and $1.8 billion
Blend Stock Funds	PEA Growth & Income	Long-term growth of capital and current income	Common stocks of companies with market capitalizations of greater than $5 billion	50–80	Greater than $5 billion
	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)
Growth Stock Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–65	At least $5 billion
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of large capitalization companies located in at least three different countries	65–90	All capitalizations

2	Allianz Funds

Summary Information (continued)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range At least $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity; and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top 20% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Technology Related Risk
• Value Securities Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.22%

	Lowest (7/1/02–9/30/02)	-16.02%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(4)
Class R — Before Taxes(1)	11.73%	-0.46%	12.20%	11.64%
Class R — After Taxes on Distributions(1)	11.68%	-2.27%	9.72%	9.49%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	7.69%	-1.20%	9.66%	9.36%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	11.26%
Lipper Multi-Cap Growth Funds Average(3)	10.89%	-7.07%	10.58%	11.01%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.40%	1.35%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$137	$428	$739	$1,624

Prospectus	5

CCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range More than $500 million, but excluding the 200 largest capitalization companies Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund’s capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Focused Investment Risk
• Issuer Risk	• Smaller Company Risk	• Credit Risk
• Value Securities Risk	• Liquidity Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.60%

	Lowest (7/1/98–9/30/98)	-14.58%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class R — Before Taxes(1)	17.87%	4.41%	12.72%	11.94%
Class R — After Taxes on Distributions(1)	17.87%	2.43%	10.56%	10.26%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.61%	2.71%	10.09%	9.79%
Russell Mid-Cap Index(2)	20.23%	7.60%	14.50%	13.57%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.75%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invests principally in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.40%	1.35%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$137	$428	$739	$1,624

Prospectus	7

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of large capitalization companies located in at least three different countries Approximate Number of Holdings 65–90	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Growth Securities Risk • Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.06%

	Lowest (1/1/03–3/31/03)	-4.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class R — Before Taxes(1)	17.86%	23.85%
Class R — After Taxes on Distributions(1)	16.45%	22.00%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.81%	19.59%
MSCI ACWI Free Index(2)	15.76%	18.24%
Lipper Global Multi-Cap Growth Funds Average(3)	14.87%	18.30%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.
(3)	The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.70%	0.50%	0.51%	1.71%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$174	$539	$928	$2,019

Prospectus	9

NFJ Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks current income as a primary objective; long-term growth of capital is a secondary objective Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–50	Approximate Capitalization Range Generally, more than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund’s initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Credit Risk	• Derivatives Risk
• Issuer Risk	• Management Risk	• Leveraging Risk
• Value Securities Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.33%

	Lowest (7/1/02–9/30/02)	-17.23%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (5/8/00)(4)
Class R — Before Taxes(1)	13.67%	11.67%
Class R — After Taxes on Distributions(1)	13.11%	9.85%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	9.44%	9.14%
Russell 1000 Value Index(2)	16.49%	5.81%
Lipper Equity Income Funds Average(3)	12.65%	4.79%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88% and -2.29%, respectively.
(3)	The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)	The Portfolio began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.40%	1.35%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$137	$428	$739	$1,624

Prospectus	11

NFJ Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued smaller capitalization common stocks Approximate Number of Holdings 100–150	Approximate Capitalization Range Between $100 million and $1.8 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations of between $100 million and $1.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

The Fund’s initial selection universe consists of approximately 4,500 stocks of companies within the Fund’s capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—General Information—Disclosure Relating to the NFJ Small-Cap Value Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Smaller Company Risk	• Liquidity Risk • Focused Investment Risk • Credit Risk	• Management Risk • Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.18%

	Lowest (7/1/98–9/30/98)	-18.77%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class R — Before Taxes(1)	22.64%	18.41%	15.23%	13.83%
Class R — After Taxes on Distributions(1)	21.21%	17.64%	13.49%	11.96%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	16.02%	15.92%	12.55%	11.23%
Russell 2000 Value Index(2)	22.25%	17.23%	15.56%	15.70%
Lipper Small-Cap Value Funds Average(3)	20.80%	16.29%	14.29%	13.94%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund’s primary comparative index because the Adviser believes the Russell 2000 Value Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the Russell 2000 Index were 18.32%, 6.61%, 11.53% and 11.74%, respectively.
(3)	The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.
(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.40%	1.50%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$153	$474	$818	$1,791

Prospectus	13

OCC Renaissance Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Focused Investment Risk	• Foreign Investment Risk • Currency Risk • Derivatives Risk • Credit Risk	• Management Risk • Leveraging Risk • IPO Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges, lower distribution and/or service (12b-1) fees and higher administrative fees paid by Class R shares. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	32.65%

	Lowest (7/1/02–9/30/02)	-31.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class R — Before Taxes(1)	15.13%	16.93%	19.14%	14.59%
Class R — After Taxes on Distributions(1)	15.13%	15.36%	15.43%	11.77%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	9.84%	13.80%	14.59%	11.24%
Russell Mid-Cap Value Index(2)	23.70%	13.48%	15.72%	14.21%
Lipper Mid-Cap Value Funds Average(3)	19.01%	13.13%	13.67%	12.52%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.40%	1.50%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class R	$153	$474	$818	$1,791

Prospectus	15

OCC Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued larger capitalization stocks with improving fundamentals Approximate Number of Holdings 35–60	Approximate Capitalization Range More than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Smaller Company Risk	• Foreign Investment Risk • Currency Risk • Focused Investment Risk • Credit Risk	• Management Risk • Leveraging Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.34%

	Lowest (7/1/02–9/30/02)	-27.87%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class R — Before Taxes(1)	16.79%	13.31%	15.87%	14.35%
Class R — After Taxes on Distributions(1)	15.93%	11.55%	12.64%	11.23%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.32%	10.48%	12.04%	10.77%
Russell 1000 Value Index(2)	16.49%	5.27%	13.83%	12.84%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.21%	11.29%	10.72%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)   The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)   The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	17

PEA Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–65	Approximate Capitalization Range At least $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Foreign Investment Risk	• Currency Risk • Technology Related Risk • Focused Investment Risk • Credit Risk	• Management Risk • Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges, lower distribution and/or service (12b-1) fees and higher administrative fees paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

PEA Growth Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.33%

	Lowest (1/1/01–3/31/01)	-23.60%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Year	10 Year	Fund Inception (2/24/84)(4)
Class R — Before Taxes(1)	9.15%	-10.31%	7.70%	11.71%
Class R — After Taxes on Distributions(1)	9.15%	-10.61%	5.59%	9.42%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	5.94%	-8.42%	6.00%	9.46%
Russell 1000 Growth Index(2)	6.30%	-9.29%	9.59%	11.90%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	8.56%	10.45%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88%, -2.30%, 12.07%, and 13.21%, respectively.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.50%	0.50%	0.41%	1.41%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$144	$446	$771	$1,691

Prospectus	19

PEA Growth & Income Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Blend Stocks	Fund Focus Large capitalization common stocks Approximate Number of Holdings 50–80	Approximate Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund can invest up to 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

When selecting securities for the Fund, the portfolio managers seek to identify companies that strike a balance of superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability, consistent and predictable earnings, and reasonable valuation. Through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

To provide income, the portfolio managers also seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities (“junk bonds”) rated at least B by Standard & Poor’s Rating Services or Moody’s Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

The Fund’s portfolio managers may choose to sell a security when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers’ estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Value Securities Risk • Leveraging Risk	• Liquidity Risk • Foreign Investment Risk • Currency Risk • Focused Investment Risk • Technology Related Risk	• Fixed Income Risk • High Yield Risk • Credit Risk • Management Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The performance information below for periods prior to August 1, 2000, reflects the Fund’s advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2000; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

PEA Growth & Income Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.88%

	Lowest (7/1/01–9/30/01)	-22.11%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class R — Before Taxes(1)	6.95%	-0.73%	12.65%	12.63%
Class R — After Taxes on Distributions(1)	6.80%	-2.85%	7.57%	7.57%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	4.72%	-1.67%	8.08%	8.07%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	12.07%
Lipper Large-Cap Core Funds Average(3)	7.80%	-3.35%	10.07%	10.07%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.40%	1.50%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares . The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$153	$474	$818	$1,791

Prospectus	21

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45–85	Approximate Capitalization Range At least $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Liquidity Risk	• Emerging Markets Risk	• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.04%

	Lowest (1/1/01–3/31/01)	-19.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class R — Before Taxes(1)	6.25%	-7.53%	7.81%
Class R — After Taxes on Distributions(1)	6.24%	-7.70%	6.37%
Class R — After Taxes on Distributions and and Sale of Fund Shares(1)	4.07%	-6.27%	6.27%
S&P 500 Index(2)	10.88%	-2.30%	7.98%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	4.91%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads.) See “ How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	23

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Equity and equity-related securities of U.S. companies with small and medium market capitalizations Approximate Number of Holdings 85–125	Approximate Capitalization Range Same as the Russell Mid-Cap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk	• Sector Specific Risk	• Turnover Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Growth Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk • Liquidity Risk	• Currency Risk	• Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class R

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.00%

	Lowest (10/1/00–12/31/00)	-25.17%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(4)
Class R — Before Taxes(1)	13.50%	-4.35%	10.37%	15.10%
Class R — After Taxes on Distributions(1)	13.50%	-8.58%	4.33%	9.94%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	8.78%	-5.56%	5.78%	10.51%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	11.98%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	12.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the Russell Mid-Cap Growth Index comparisons represent the return of the Russell Mid-Cap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Fund will begin to impose the Redemption Fee on Class R shares on June 1, 2005. The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads.) See “ How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.47%	0.50%	0.41%	1.38%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$140	$437	$755	$1,657

Prospectus	25

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Small-Cap Value, OCC Value Funds and PEA Growth & Income and may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Mid-Cap, NACM Global, PEA Growth, PEA Growth & Income, RCM Large-Cap Growth and RCM Mid-Cap Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global and NFJ Small-Cap Value Funds generally have substantial exposure to this risk. The CCM-Mid Cap, PEA Growth & Income and RCM Mid-Cap Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

26	Allianz Funds

Derivatives Risk

All Funds except the CCM Capital Appreciation, CCM Mid-Cap and RCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Healthcare Related Risk.  Certain funds, such as the RCM Large-Cap Growth and RCM Mid-Cap Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk.  Certain Funds, such as the RCM Large-Cap Growth and RCM Mid-Cap Funds, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The NACM Global and RCM Large-Cap Growth Funds are especially susceptible to this risk. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The NACM Global and RCM Large-Cap Growth Funds may invest a significant

Prospectus	27

portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The NACM Global and RCM Large-Cap Growth Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Certain of the Funds, specifically the NACM Global and RCM Mid-Cap Funds, are particularly susceptible to this risk. The NACM Global Fund is expected to have a portfolio turnover rate greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

28	Allianz Funds

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. To the extent a Fund, such as the PEA Growth & Income Fund, is permitted to invest in such securities, that portion of the Fund’s assets is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below.

The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
CCM Capital Appreciation, NFJ Dividend Value, CCM Mid-Cap, RCM Large-Cap Growth and OCC Value Funds	0.45%
RCM Mid-Cap Fund	0.47%
PEA Growth Fund	0.50%
PEA Growth & Income, OCC Renaissance and NFJ Small-Cap Value Funds	0.60%
NACM Global Fund	0.70%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class R shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to Class R shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class R shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Prospectus	29

Class R shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class R shares):

Fund	Administrative Fees*
NACM Global Fund	0.50%
All other Funds	0.40%

*	The Administrative Fee rate for each Fund, (except the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds,) is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Administrative Fee rate for the NFJ Small-Cap Value, OCC Renaissance and OCC Value and Funds is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (with respect to Class R shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
PEA Capital LLC (“PEA”) 1345 Avenue of the Americas, 50th Floor New York, NY 10105	PEA Growth and PEA Growth & Income

Cadence Capital Management LLC (“Cadence”) 265 Franklin Street 11th Floor Boston, MA 02110	CCM Capital Appreciation and CCM Mid-Cap

RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth and RCM Mid-Cap (the “RCM Funds”)

Nicholas-Applegate Capital Management LLC (“NACM”) 600 West Broadway San Diego, CA 92101	NACM Global

NFJ Investment Group L.P. (“NFJ”) 2121 San Jacinto, Suite 1840 Dallas, TX 75201	NFJ Dividend Value and NFJ Small-Cap Value

Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, New York 10105-4800	OCC Renaissance and OCC Value

*	Each Sub-Adviser is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments.

PEA

PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of February 15, 2005, of approximately $3.1 billion.

30	Allianz Funds

The following individuals at PEA have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the PEA Growth Fund prior to March 6, 1999 and for the PEA Growth & Income Fund prior to July 1, 1999.

Fund	Portfolio Managers	Since	Recent Professional Experience
PEA Growth	Greg Tournant	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 2001, he spent three years as a strategy consultant for McKinsey & Co. and three years as a research analyst for Raymond James. He has over eight years of investment management experience.

	Martin Mickus	2005	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a Research Analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with the InterGroup Corporation. He is a Chartered Financial Analyst, and earned an M.B.A. from Vanderbilt University and a B.S. from Syracuse University. He brings 12 years of industry experience to his position.

PEA Growth & Income	Stephen Bond-Nelson	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a research analyst at Prudential Mutual Funds. He has over nine years of investment management experience.

	Greg Tournant	2005	See above.

During December, 2001, the sub-advisory functions performed by the PEA division of Allianz and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of Allianz. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds’ portfolio managers did not change as a result of these changes, which were approved by the Trust’s Board of Trustees.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 2004 of approximately $6.0 billion.

The following individuals at Cadence share primary responsibility for each of the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Portfolio Manager and research generalist who began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

CCM Mid-Cap	Messrs. Bannick and Fitzpatrick	Same as Capital Appreciation Fund	See above

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

NACM

Organized in 1984, Nicholas-Applegate, an affiliate of the Adviser, provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, Nicholas-Applegate had approximately $14.5 billion in assets under management.

Prospectus	31

The following individuals at Nicholas-Applegate share primary responsibility for the NACM Global Fund. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global	Pedro Marcal	2002 (inception)	Lead Portfolio Manager for the Nicholas-Applegate Global Select strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish	2003	Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 4 years with Putnam Investments as an international portfolio manager and 8 years with Schroder Investment Management managing international, European and Asian equities.

	Horacio A. Valerias	2003	See Above

	Andrew Beal	2002 (inception)	Lead Portfolio Manger for the Nicholas-Applegate Emerging Countries and Pacific Rim strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent 10 years with Schroder Investment Management (UK) LTD specializing in Asian Investments as Head of Asian institutional investments.

	Melisa Grigolite, CFA	2002 (inception)	Portfolio Manager for the Nicholas-Applegate’s International Growth strategies since 1997. Ms. Grigolite joined the firm in 1991. She has 11 years’ prior experience.

	Michael Fredericks	2002 (inception)	International Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 7 years with Callan Associates as an assistant vice president; Baring Asset Management as an assistant vice president; and Bank of America as a senior financial analyst.

	Chris Herrera	2002 (inception)	Investment Analyst for Nicholas-Applegate International Growth strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers for 3 years.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2004, of approximately $9.3 billion.

The following individuals at NFJ share primary responsibility for the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value	Chris Najork	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.

	Benno J. Fischer	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years’ experience in portfolio management investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

	Jeffrey S. Partenheimer	2002	Principal at NFJ. He is a portfolio manager with over 17 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and CPA.

	E. Clifton Hoover	2004	Principal at NFJ. He is a Portfolio Manager with 17 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice-president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

NFJ Small-Cap Value	Mr. Najork	1991 (Inception)	See Above

	Mr. Fischer	1991 (Inception)	See Above

	Paul A. Magnuson	1995	Principal at NFJ. He is a Portfolio Manager and Senior Research Analyst with 17 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division at NationsBank, he was responsible for equity analytics and structured fund management.

	E. Clifton Hoover	1998	See Above

32	Allianz Funds

Oppenheimer Capital

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and an indirect wholly-owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2004, Oppenheimer Capital had approximately $24.4 billion in assets under management.

The following individuals at Oppenheimer Capital have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Funds prior to February 11, 2005.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Value	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

OCC Renaissance	Lois Roman	2005	She has 19 years of investment experience, including 2 years at Oppenheimer Capital where she manages all-cap and large-cap portfolios. Before joining Oppenheimer Capital, she was employed by Deutsche Asset Management and Scudder Investments.

	Louis Goldstein	2005	Head of the Small/Mid Cap product group and a portfolio manger at Oppenheimer Capital. He has 22 years of investment experience, including 14 years at Oppenheimer Capital.

	Colin Glinsman	2005	See above.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the CCM Mid-Cap Funds and NFJ Dividend Value) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

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On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

34	Allianz Funds

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the Sub-Advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class R shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Global Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

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How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds. For additional information, please see the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, which is part of the Statement of Additional Information which is incorporated herein by reference.

General Information

• Specified Benefit Plans.   Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Trust. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

36	Allianz Funds

•   Calculation of Share Price and Redemption Payments.  When shareholders buy Class R shares of the Funds, they pay a price equal to the NAV of the shares. When shareholders sell (redeem) Class R shares of the Funds, they receive an amount equal to the NAV of the shares, minus a redemption fee, if applicable. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

•   Disclosure Relating to the NFJ Small-Cap Value Fund.  Class R shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds (formerly PIMCO Funds Pacific Investment Management Series) are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Distribution and Servicing (12b-1) Plan

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for Class R shares. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares):

All Funds	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of shares of the Funds.

Prospectus	37

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments in this paragraph are generally not made with respect to Class R shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

38	Allianz Funds

Buying Shares

Class R shares of each Fund are continuously offered to specified benefit plans. See “Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services. A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums  The following investment minimums apply for purchases of Class R shares.

Initial Investment	Subsequent Investments
$2,500 per Fund	$50 per Fund

In addition, accounts with balances of $5,000 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. Lower minimums may apply for certain categories of investors, including certain tax-qualified specified benefit plans, and for certain special investment programs and plans offered by the Trust.

Specified benefit plans and financial service firms may impose different investment minimums than the Trust. Please contact your plan administrator or financial service firm for information.

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Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, investors are asked to maintain an account balance in each Fund in which the investor invests of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that Fund account after giving the investor 60 days to increase the balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of any Fund may be exchanged for Class R shares of any other Fund or series of PIMCO Funds that offers Class R shares. Effective June 1, 2005, unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class R shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices.  The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, effective June 1, 2005, the Trust will impose redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or

40	Allianz Funds

exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Effective June 1, 2005, unless eligible for a waiver, shareholders who redeem shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Currently, the Trust does not charge any other fees or charges when selling shares. Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Effective June 1, 2005, investors in Class R shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Prospectus	41

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through defined contribution plans (see below for details); (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

42	Allianz Funds

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
NFJ Dividend Value and PEA Growth & Income Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class R shares of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in Class R shares of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. In addition, your specified benefit plan must offer both this option and the selected Fund as an investment option in the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (which will be credited to your account at your specified benefit plan). This option must be elected when your account is set up.

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You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax for shareholders that are subject to such tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the NACM Global Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional

44	Allianz Funds

securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The CCM Capital Appreciation and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. Neither of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

Under normal circumstances, the NFJ Dividend Value and NFJ Small-Cap Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The PEA Growth and OCC Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or “REITs.” The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

Under normal market conditions, the NACM Global Fund and RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. In addition, the NACM Global Fund may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Global Fund’s and RCM Funds’ portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies

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inversely with prevailing interest rates. When the Sub-Adviser believes that the NACM Global Fund should adopt a temporary defensive posture (as part of a non-principal investment strategy), the NACM Global Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund’s ability to achieve its investment objective.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The NFJ Small-Cap Value Fund invests primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM Global Fund generally has substantial exposure to these risks. The CCM Mid-Cap, PEA Growth & Income and RCM Mid-Cap Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The NACM Global Fund invests principally in securities of foreign issues, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together,

46	Allianz Funds

“foreign securities”). The PEA Growth and PEA Growth & Income Funds may invest up to 15% of their respective assets in foreign securities. The OCC Renaissance and OCC Value Funds may invest up to 25% of their assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

The RCM Large-Cap Growth Fund may invest 20% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs). In addition, the PEA Growth, PEA Growth & Income, OCC Renaissance and OCC Value Funds and the RCM Funds and the NACM Global Fund may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global Fund, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The RCM Large-Cap Growth Fund may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure,

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nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  The NACM Global Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The NACM Global, PEA Growth, PEA Growth & Income, OCC Renaissance and OCC Value Funds, as well as the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the NACM Global Fund and RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The NACM Global Fund and RCM Funds, may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. The NACM Global Fund may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or

48	Allianz Funds

basket of currencies) when exchange rates between two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. The PEA Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except the CCM Capital Appreciation, CCM Mid-Cap and RCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The NACM Global, PEA Growth, PEA Growth & Income, OCC Renaissance, OCC Value and RCM Large-Cap Growth Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The NACM Global and RCM Large-Cap Growth Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate

Prospectus	49

assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds, particularly the NACM Global and PEA Growth & Income Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities.

50	Allianz Funds

These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Global Fund, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% (5% in the case of the RCM Mid-Cap Fund) of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal

Prospectus	51

or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investmentin Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM Global Fund is expected to have a portfolio turnover rate greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Mid-Cap, NACM Global and RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%.

Changesin Investment Objectives and Policies

The investment objective of each of the NACM Global Fund, NFJ Dividend Value, PEA Growth, PEA Growth & Income and OCC Renaissance Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of the CCM Mid-Cap, NFJ Dividend Value, NFJ Small-Cap Value, RCM Large-Cap Growth and RCM Mid-Cap Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller- Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

52	Allianz Funds

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Prospectus	53

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

The information shown below for the RCM Large-Cap Growth Fund and RCM Mid-Cap Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into these Funds on February 1, 2002.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class R
06/03/04	$14.21	$(0.05	)(a)	$2.28	(a)	$2.23	$0.00	$0.00
12/31/02 – 06/30/03	12.72	(0.03	)(a)	1.52	(a)	1.49	0.00	0.00
CCM Mid-Cap Fund (i)
Class R
06/03/04	$17.58	$(0.14	)(a)	$4.12	(a)	$3.98	$0.00	$0.00
12/31/02 – 06/30/03	15.58	(0.07	)(a)	2.07	(a)	2.00	0.00	0.00
NACM Global Fund
Class R
06/03/04	$11.70	$(0.10	)(a)	$3.52	(a)	$3.42	$0.00	$(0.95)
12/31/02 – 06/30/03	10.40	(0.03	)(a)	1.33	(a)	1.30	0.00	0.00
NFJ Dividend Value Fund (ii)
Class R
06/03/04	$10.51	$0.26	(a)	$2.05	(a)	$2.31	$(0.20)	$(0.09)
12/31/02 – 06/30/03	9.77	0.13	(a)	0.71	(a)	0.84	(0.10)	0.00
PEA Growth Fund
Class R
06/03/04	$14.42	$(0.11	)(a)	$2.84	(a)	$2.73	$0.00	$0.00
12/31/02 – 06/30/03	13.24	(0.04	)(a)	1.22	(a)	1.18	0.00	0.00
PEA Growth & Income Fund
Class R
06/03/04	$6.56	$0.06	(a)	$1.09	(a)	$1.15	$(0.09)	$0.00
12/31/02 – 06/30/03	6.06	0.04	(a)	0.48	(a)	0.52	(0.02)	0.00
OCC Renaissance Fund (iii)
Class R
06/03/04	$16.29	$(0.13	)(a)	$7.18	(a)	$7.05	$0.00	$0.00
12/31/02 – 06/30/03	13.81	(0.02	)(a)	3.19	(a)	3.17	0.00	(0.69)

(i)	Formerly the Mid-Cap Growth Fund.
(ii)	Formerly the NFJ Equity Income Fund.
(iii)	The information provided for the OCC Renaissance Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund would not necessarily have achieved the performance results shown above under the current investment management arrangements.
*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.80%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.

54	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00		$16.44		15.69%		$526	1.45%		(0.33)%		148%
0.00	0.00		14.21		11.71		11	1.45	*	(0.46	)*	161

$0.00	$0.00		$21.56		22.64%		$757	1.45%		(0.66)%		165%
0.00	0.00		17.58		12.84		28	1.46	(b)*	(0.83	)*	155

$(0.95)	$0.01	(a)	$14.18		30.14%		$15	1.81	%(e)	(0.77)%		203%
0.00	0.00		11.70		12.50		11	1.80	(c)*	(0.56	)*	260

$(0.29)	$0.00		$12.53		22.17%		$46	1.45%		2.18%		36%
(0.10)	0.00		10.51		8.56		11	1.45	*	2.77	*	43

$0.00	$0.00		$17.15	(g)	18.93	%(g)	$17	1.51	%(f)	(0.65)%		71%
0.00	0.00		14.42		(8.02)		11	1.50	*	(0.60	)*	70

$(0.09)	$0.00		$7.62		17.53%		$125	1.60%		0.82%		83%
(0.02)	0.00		6.56		(5.52)		11	1.60	*	1.20	*	84

$0.00	$0.00		$23.34		43.28%		$16,349	1.60%		(0.58)%		60%
(0.69)	0.00		16.29		17.96		12	1.61	(d)*	(0.29	)*	76

Prospectus	55

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Small-Cap Value Fund
Class R
06/30/04	$21.95	$0.49	(a)	$5.73	(a)	$6.22	$(0.28)	$(0.23)
12/31/02 – 06/30/03	20.00	0.18	(a)	1.77	(a)	1.95	0.00	0.00
OCC Value Fund (i)
Class R
06/30/04	$12.86	$0.05	(a)	$4.45	(a)	$4.50	$(0.04)	$0.00
12/31/02 – 06/30/03	11.02	0.10	(a)	2.32	(a)	2.42	0.00	(0.58)
RCM Large-Cap Growth Fund
Class R
06/30/04	$10.91	$(0.04	)(a)	$1.29	(a)	$1.25	$0.00	$0.00
12/31/02 – 06/30/03	10.10	0.00	(a)	0.81	(a)	0.81	0.00	0.00
RCM Mid-Cap Fund
Class R
06/30/04	$2.08	$(0.02	)(a)	$0.47	(a)	$0.45	$0.00	$0.00
12/31/02 – 06/30/03	1.85	(0.01	)(a)	0.24	(a)	0.23	0.00	0.00

(i)	The information provided for the OCC Value Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund would not necessarily have achieved the performance results shown above under the current investment management arrangements.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 1.47%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
*	Annualized.

56	Allianz Funds

Total Distributions	Fund Redemption Fee	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.51)	$0.00	$27.66	28.62%	$5,033	1.60%		1.90%		30%
0.00	0.00	21.95	9.75	105	1.60	*	1.72	*	20

$(0.04)	$0.00	$17.32	35.04%	$8,622	1.46	%(c)	0.32%		67%
(0.58)	0.00	12.86	16.70	621	1.45	*	1.59	*	152

$0.00	$0.00	$12.16	11.46%	$75	1.46	%(c)	(0.38)%		82%
0.00	0.00	10.91	8.02	40	1.45	*	(0.05	)*	25

$0.00	$0.00	$2.53	21.63%	$14	1.48	%(b)	(1.05)%		145%
0.00	0.00	2.08	12.43	11	1.48	(b)*	(1.14	)*	132

Prospectus	57

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commssion’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by expert institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S. *

Allianz Funds		PIMCO Funds
Value Stock NFJ Dividend Value OCC Renaissance OCC Value NFJ Small-Cap Value Blend Stock PEA Growth & Income CCM Capital Appreciation CCM Mid-Cap	Growth Stock RCM Large-Cap Growth PEA Growth RCM Mid-Cap International Stock NACM Global	Short-Duration Bond PIMCO Short-Term PIMCO Low Duration Core Bond PIMCO Total Return Corporate Bond PIMCO High Yield	International Bond PIMCO Foreign Bond (U.S. Dollar-Hedged) Real Return Strategy PIMCO Real Return IndexPLUS PIMCO StocksPLUS
www.allianzinvestors.com

*	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ061_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

OCC Renaissance Fund

Share Classes A B C
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds:

Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, visit www.allianzinvestors.com.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This cover is not part of the prospectus.

Overview	2

Fund Summary	3

Summary of Principal Risks	7

Management of the Fund	11

Investment Options–Class A, B & C Shares	17

How Fund Shares are Priced	27

How to Buy and Sell Shares	28

Fund Distributions	39

Tax Consequences	40

Characteristics and Risks of Securities and Investment Techniques	41

Financial Highlights	52

Overview

This Prospectus describes Allianz OCC Renaissance Fund, a mutual fund offered by Allianz Funds. The Fund provides access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, Oppenheimer Capital LLC. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

OCC Renaissance Fund

Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

Fund Description, Performance and Fees.  The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary.

It is possible to lose money on an investment in the Fund.  The fact that a mutual fund like the Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to percentage investment limitations, as discussed in the Fund Summary. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz OCC Renaissance Fund Prospectus

Fund Summary

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Issuer Risk	• Derivatives Risk
• Foreign Investment Risk	• Currency Risk	• Management Risk
• Credit Risk	• Leveraging Risk	• Value Securities Risk
• Focused Investment Risk	• Smaller Company Risk	• IPO Risk

Please see “Summary of Principal Risks” following this Fund Summary for a description of the risks of investing in the Fund.

Allianz OCC Renaissance Fund Prospectus	3

Performance Information

The information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below it show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown below under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class C

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest (4/1/03–6/30/03)	32.52%

Lowest (7/1/02–9/30/02)	-31.93%

4	Allianz OCC Renaissance Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class A — Before Taxes(1)	9.18%	16.02%	18.89%	14.60%
Class A — After Taxes on Distributions(1)	9.18%	14.50%	15.17%	11.72%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.97%	13.01%	14.32%	11.18%
Class B	9.69%	16.25%	18.92%	14.63%
Class C	13.63%	16.46%	18.67%	14.13%
Russell Mid-Cap Value Index(2)	23.70%	13.48%	15.72%	14.21%
Lipper Mid-Cap Value Funds Average(3)	19.01%	13.13%	13.67%	12.52%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.

(3) The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Allianz OCC Renaissance Fund Prospectus	5

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(4) The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.41	2.01
Class C	0.60	1.00	0.41	2.01

(1) Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred by each class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	2,054	204	630	1,083	2,054
Class C	304	630	1,083	2,338	204	630	1,083	2,338

6	Allianz OCC Renaissance Fund Prospectus

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are summarized in this section. The Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

The Fund places particular emphasis on value securities. Value securities are securities issued by companies that may not be expected to experience significant earnings growth, but whose securities the portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Allianz OCC Renaissance Fund Prospectus	7

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Fund generally has substantial exposure to this risk.

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. The Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk

Leverage, including borrowing, will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

8	Allianz OCC Renaissance Fund Prospectus

Foreign (non-U.S.) Investment Risk

The Fund invests in foreign securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to the Fund’s investment in foreign securities.

Currency Risk

Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Fund may from time to time have greater risk to the extent it invests a substantial portion of its assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Allianz OCC Renaissance Fund Prospectus	9

Credit Risk

The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

IPO Risk

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offering in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during period when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and/or the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

10	Allianz OCC Renaissance Fund Prospectus

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004 the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained its affiliate, Oppenheimer Capital LLC (“Oppenheimer Capital” or the “Sub-Adviser”), to manage the Fund’s investments. See “Sub-Adviser” below. In addition, the Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Fund as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

The Fund pays a monthly advisory fee to the Adviser in return for providing or arranging for the provision of investment advisory services. For the fiscal year ended June 30, 2004, the Fund paid monthly advisory fees to the Adviser at the annual rate of 0.60% of average daily net assets. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

Administrative Fees

The Fund pays for the administrative services it requires under what is essentially on all-in fee structure. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PA Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fees paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small funds. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest

Allianz OCC Renaissance Fund Prospectus	11

expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Fund pay the Adviser monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares). The Administrative Fee rate is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.20% for Class A, B or C shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or Allianz Global Fund Management, the Distributor and their affiliates.

Sub-Adviser

Oppenheimer Capital has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2004, Oppenheimer Capital has approximately $24.4 billion in assets under management.

12	Allianz OCC Renaissance Fund Prospectus

Portfolio Managers

The following individuals have primary responsibility for managing the Fund.

Portfolio Manager	Since	Recent Professional Experience

Lois Roman	2005	She has 19 years of investment experience, including 2 years at Oppenheimer Capital where she manages all-cap and large-cap portfolios. Before joining Oppenheimer Capital, she was employed by Deutsche Asset Management and Scudder Investments.
Louis Goldstein	2005	Head of the Small/Mid Cap product group and a portfolio manger at Oppenheimer Capital. He has 22 years of investment experience, including 14 years at Oppenheimer Capital.
Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

A different sub-advisory firm served as Sub-Adviser for the Fund prior to February 11, 2005.

Adviser/Sub-Adviser Relationship

Shareholders of the Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee all sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement

Allianz OCC Renaissance Fund Prospectus	13

of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Innovation Fund (now RCM Innovation Fund), the PEA Growth Fund, the PEA Opportunity Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Innovation Fund (now RCM Innovation Fund), the PEA Growth Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC

14	Allianz OCC Renaissance Fund Prospectus

Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $3,035,980 to the Fund (formerly PEA Renaissance Fund); $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); and $168,746 to the PEA Target Fund.

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Fund, the Fund’s sub-adviser, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Fund during specified periods or as derivative actions on behalf of the Fund. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-adviser, the Fund, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or

Allianz OCC Renaissance Fund Prospectus	15

Allianz, they and their affiliates (including the Fund’s sub-adviser) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-adviser) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Fund or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Fund or on the ability of PAFM, PAD or the sub-adviser to perform their respective contracts with respect to the Fund.

16	Allianz OCC Renaissance Fund Prospectus

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B

Allianz OCC Renaissance Fund Prospectus	17

shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B Shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

• For information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

18	Allianz OCC Renaissance Fund Prospectus

Initial Sales
Charges—Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) (other than the Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Allianz OCC Renaissance Fund Prospectus	19

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Fund may sell its Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Fund; employees of the Adviser, Sub-Adviser and Distributor; employees of participating brokers; certain trustees or other

20	Allianz OCC Renaissance Fund Prospectus

fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

• all of the investor’s accounts held directly with the Trust or through a financial intermediary;

• any account of the investor at another financial intermediary; and

• accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Allianz OCC Renaissance Fund Prospectus	21

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

* After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs
are Calculated
-

Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

22	Allianz OCC Renaissance Fund Prospectus

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor’s account for the Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated-

Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a

Allianz OCC Renaissance Fund Prospectus	23

CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

24	Allianz OCC Renaissance Fund Prospectus

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurances companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Fund. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable

Allianz OCC Renaissance Fund Prospectus	25

pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Fund—Administrative Fees” above.

26	Allianz OCC Renaissance Fund Prospectus

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. Because the Fund may invest a significant portion of its assets outside the United States, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. The Fund’s use of fair valuation may also help to deter “state price arbitrage,” as

Allianz OCC Renaissance Fund Prospectus	27

How to Buy and Sell Shares

discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

Allianz Funds and PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

28	Allianz OCC Renaissance Fund Prospectus

Buying Shares

You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

• Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit card, traveler’s checks, credit card checks, or checks drawn or non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Allianz OCC Renaissance Fund Prospectus	29

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the Fund’s or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other fund that is a series of the Trust or of PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 60 days of the acquisition will be subject

30	Allianz OCC Renaissance Fund Prospectus

to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

Allianz OCC Renaissance Fund Prospectus	31

The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

• Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1)  a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

32	Allianz OCC Renaissance Fund Prospectus

(2)  for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3)  any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares.

Allianz OCC Renaissance Fund Prospectus	33

You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

34	Allianz OCC Renaissance Fund Prospectus

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemption are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees.  The Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Fund to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Fund.

Allianz OCC Renaissance Fund Prospectus	35

Waivers of Redemption Fees.  In the following situations, the Fund has elected not to impose the Redemption Fee. (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

36	Allianz OCC Renaissance Fund Prospectus

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an

Allianz OCC Renaissance Fund Prospectus	37

individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

38	Allianz OCC Renaissance Fund Prospectus

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other fund that is a series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in that series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

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Tax Consequences

Taxes on Fund Distributions

If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxes when you sell (redeem) or exchange your shares

Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

A Note on Foreign Investments

The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

40	Allianz OCC Renaissance Fund Prospectus

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund will invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities.

The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of the Fund and may adversely affect the Fund’s ability to achieve its investment objective.

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Companies With Smaller Market Capitalizations

The Fund may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser or its affiliates to which IPO

42	Allianz OCC Renaissance Fund Prospectus

securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (Non-U.S.) Securities

The Fund may invest up to 25% of its assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). In addition, the Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over- the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated volved for a Fund that invests in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

The Fund may invest in securities of issuers based in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These

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risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  The Fund may invest in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

Because the Fund may invest a significant portion of its assets in foreign securities, it will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other

44	Allianz OCC Renaissance Fund Prospectus

complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by governments or central banks, or by currency controls or political developments. The non-U.S. currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions.  The Fund may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange

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rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

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Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

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Credit Ratings and Unrated Securities

The Fund may invest in a security based on its credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

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Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, the Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or Oppenheimer Capital in accordance with procedures established by the Board of

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Trustees to cover its obligations under reverse repurchase agreements. The Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

The Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of

50	Allianz OCC Renaissance Fund Prospectus

volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Changes in Investment Objectives and Policies

The investment objective of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise specified, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Trust’s Statement of Additional Information.

Allianz OCC Renaissance Fund Prospectus	51

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Renaissance Fund(i)
Class A
06/30/04	$17.18	$(0.04	)(a)	$7.57		$7.53	$0.00	$0.00
06/30/03	19.10	0.01	(a)	(1.24	)(a)	(1.23)	0.00	(0.69)
06/30/02	19.31	0.02	(a)	1.09	(a)	1.11	0.00	(1.32)
06/30/01	14.95	0.10	(a)	5.46	(a)	5.56	(0.07)	(1.13)
06/30/00	18.21	0.06	(a)	0.13	(a)	0.19	0.00	(3.45)
Class B
06/30/04	16.37	(0.19	)(a)	7.17		6.98	0.00	0.00
06/30/03	18.37	(0.09	)(a)	(1.22	)(a)	(1.31)	0.00	(0.69)
06/30/02	18.74	(0.13	)(a)	1.08	(a)	0.95	0.00	(1.32)
06/30/01	14.60	(0.03	)(a)	5.31	(a)	5.28	(0.01)	(1.13)
06/30/00	17.99	(0.07	)(a)	0.13	(a)	0.06	0.00	(3.45)
Class C
06/30/04	16.26	(0.19	)(a)	7.14	(a)	6.95	0.00	0.00
06/30/03	18.26	(0.09	)(a)	(1.22	)(a)	(1.31)	0.00	(0.69)
06/30/02	18.64	(0.13	)(a)	1.07	(a)	0.94	0.00	(1.32)
06/30/01	14.52	(0.02	)(a)	5.28	(a)	5.26	(0.01)	(1.13)
06/30/00	17.91	(0.07	)(a)	0.13	(a)	0.06	0.00	(3.45)

(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25%.
(c)	Ratio of expenses to average net assets excluding trustee expense is 1.23%.
(d)	Ratio of expenses to average net assets excluding trustee expense is 1.98%.
(e)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00%.
(i)	The information provided for the Fund reflects results of operations under the Fund’s former sub-advisers; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

52	Allianz OCC Renaissance Fund Prospectus

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$24.71	43.83%	$2,375,379	1.24	%(b)(c)	(0.17)%	60%
(0.69)	17.18	(5.92)	1,157,435	1.25		0.09	76
(1.32)	19.10	5.43	1,503,396	1.24	(b)(c)	0.09	109
(1.20)	19.31	38.39	424,024	1.25		0.57	138
(3.45)	14.95	3.36	68,433	1.25		0.36	133

0.00	23.35	42.64	1,322,887	1.99	(d)(e)	(0.92)	60
(0.69)	16.37	(6.60)	838,701	2.00		(0.66)	76
(1.32)	18.37	4.71	1,090,610	1.98	(e)	(0.65)	109
(1.14)	18.74	37.23	315,977	2.00		(0.17)	138
(3.45)	14.60	2.59	89,621	2.00		(0.45)	133

0.00	23.21	42.74	1,669,104	1.99	(d)(e)	(0.92)	60
(0.69)	16.26	(6.65)	1,020,956	2.00		(0.66)	76
(1.32)	18.26	4.68	1,439,607	1.99	(d)(e)	(0.65)	109
(1.14)	18.64	37.29	607,511	2.00		(0.14)	138
(3.45)	14.52	2.60	311,519	2.00		(0.45)	133

Allianz OCC Renaissance Fund Prospectus	53

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105
Distributor	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110
For Account Information	For Allianz Funds account information contact your financial advisor, or if you receive account information directly from Allianz Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our
Web site at www.allianzinvestors.com.

Not part of the Prospectus.

AZ530_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

Stock Funds

Share Classes Ins Institutional Adm Administrative	PEA CAPITAL PEA Growth & Income Fund PEA Growth Fund PEA Target Fund PEA Opportunity Fund	NFJ INVESTMENT GROUP NFJ Dividend Value Fund NFJ Large-Cap Value Fund NFJ Small-Cap Value Fund OPPENHEIMER CAPITAL OCC Renaissance Fund OCC Value Fund

Stock Funds and Fund

Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

CADENCE CAPITAL MANAGEMENT CCM Focused Growth Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund CCM Emerging Companies Fund
Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus.	This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds

November 1, 2004

(as revised, April 1, 2005)

Share Classes Institutional and Administrative

This prospectus describes 13 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion in assets. The Adviser’s institutional heritage is reflected in the Allianz Funds offered in this Prospectus.

The prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Conten ts

Prospectus	1

Summary Information

The table below lists the investment objectives and certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

Sub-Adviser	Fund	Investment Objective	Main Investments	Approximate Number of Holdings
PEA Capital	PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–65
	PEA Growth & Income	Long-term growth of capital and current income	Common stocks of companies with market capitalizations of greater than $5 billion	50–80
	PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120
	PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100
Cadence Capital Management	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95
	CCM Emerging Companies	Long-term growth of capital	Common stocks of companies with market capitalizations that rank in the lower 50% of the Russell 2000 Index (but at least $100 million) that have improving fundamentals and whose stock is reasonably valued by the market	75–95
	CCM Focused Growth	Long-term growth of capital	Common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million.	45–65
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million but excluding the 200 largest capitalization companies)	75–95
NFJ Investment Group	NFJ Large-Cap Value	Long-term growth of capital and income	Common stocks of large-capitalization companies that are undervalued relative to the market and their industry groups	40–50
	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) and below-average price-to-earnings ratios relative to the market and their industry groups	100–150
	NFJ Dividend Value	Current income as a primary objective; long-term growth of capital is a secondary objective	Income producing common stocks of companies with market capitalizations of more than $2 billion	40–50
Oppenheimer Capital	OCC Renaissance	Long-term growth of capital and income	Common stocks of companies with below-average valuations whose business fundamentals are expected to improve	50–100
	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve	35–60

2	Allianz Funds

Summary Information (continued)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund	Ticker Symbols: PAPIX (Inst. Class) PICAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital	Fund Focus Larger capitalization common stocks	Approximate Capitalization Range At least $1 billion
		Approximate Number of Holdings 75–95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top 20% of the stocks in the screened universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Credit Risk
• Issuer Risk	• Focused Investment Risk	• Management Risk
• Value Securities Risk	• Technology Related Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	23.43%

	Lowest (3rd Qtr. ’02)	-15.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(4)
Institutional Class — Before Taxes(1)	12.56%	0.29%	13.04%	12.47%
Institutional Class — After Taxes on Distributions(1)	12.46%	-1.56%	10.50%	10.27%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	8.28%	-0.61%	10.39%	10.10%
Administrative Class	12.30%	0.10%	12.79%	12.22%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	11.26%
Lipper Multi-Cap Growth Funds Average(3)	10.89%	-7.07%	10.58%	11.01%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)			None

Redemption Fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.26	0.96
(1) Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	98	306	531	1,178

Prospectus	5

CCM Emerging Companies Fund	Ticker Symbols: PMCIX (Inst. Class) PMGAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital	Fund Focus Very small capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range Lower 50% of the Russell 2000 Index (but at least $100 million) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations (which the portfolio managers define as companies with market capitalizations of at least $100 million and whose market capitalizations rank in the lower 50% of the Russell 2000 Index ($490 million or less as of September 30, 2004)) that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

The portfolio managers define “emerging companies” as companies which they believe have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the portfolio management team primarily considers companies in the U.S. market with market capitalizations of at least $100 million and whose market capitalizations rank in the lower 50% of the Russell 2000 Index. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund’s capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 3% of the Fund’s investments). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the CCM Emerging Companies Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Smaller Company Risk	• Focused Investment Risk
• Issuer Risk	• IPO Risk	• Credit Risk
• Value Securities Risk	• Liquidity Risk	• Management Risk
• Growth Securities Risk	• Technology Related Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Emerging Companies Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	26.11%

	Lowest (3rd Qtr. ‘98)	-20.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (6/25/93)(4)
Institutional Class — Before Taxes(1)	12.43%	13.69%	16.08%	15.55%
Institutional Class — After Taxes on Distributions(1)	10.42%	11.16%	13.91%	13.66%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	9.45%	10.79%	13.33%	13.10%
Administrative Class	12.15%	13.42%	15.80%	15.27%
Russell 2000 Index(2)	18.32%	6.61%	11.53%	10.83%
Lipper Small-Cap Growth Funds Average(3)	10.79%	-1.38%	10.05%	9.35%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 2000 Index is a capitalized weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index.
(3)	The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4)	The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	1.25%	None	0.25%	1.50%
Administrative	1.25	0.25%	0.25	1.75

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$153	$474	$818	$1,791
Administrative	178	551	949	2,062

Prospectus	7

CCM Focused Growth Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital	Fund Focus Common stocks of companies in the Russell 1000 Growth Index Approximate Number of Holdings 45–65	Approximate Capitalization Range At least $100 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The Fund focuses its investments in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. In selecting securities for the Fund’s portfolio, the portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund’s capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 4% of the Fund’s investments). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Growth Securities Risk • Credit Risk • Technology Related Risk	• Focused Investment Risk • Management Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

CCM Focused Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	18.14%

	Lowest (1st Qtr. ‘01)	-27.83%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception 8/31/99(4)
Institutional Class — Before Taxes(1)	16.68%	-6.92%	-2.62%
Institutional Class — After Taxes on Distributions(1)	16.66%	-7.70%	-3.38%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.86%	-6.07%	-2.54%
Administrative Class	16.39%	-7.15%	-2.86%
S&P 500 Index(2)	10.88%	-2.30%	-0.10%
Lipper Multi-Cap Growth(3)	10.89%	-7.07%	-1.36%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 8/31/99. Index comparisons begin on 8/31/99.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.25	0.95

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses paid by Institutional Class shares during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	97	303	525	1,166

Prospectus	9

CCM Mid-Cap Fund	Ticker Symbols: PMGIX (Inst. Class) PMCGX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range More than $500 million (excluding the 200 largest capitalization companies) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund’s capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Focused Investment Risk
• Issuer Risk	• Smaller Company Risk	• Credit Risk
• Value Securities Risk	• Liquidity Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’00)	23.82%

	Lowest (3rd Qtr. ’98)	-14.40%
Calendar Year End (through (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Institutional Class — Before Taxes(1)	18.76%	5.21%	13.58%	12.79%
Institutional Class — After Taxes on Distributions(1)	18.76%	3.19%	11.34%	11.05%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	12.19%	3.36%	10.81%	10.54%
Administrative Class	18.46%	4.92%	13.29%	12.50%
Russell Mid-Cap Index(2)	20.23%	7.60%	14.50%	13.57%
Lipper Multi-Cap Growth Funds Average(3)	10.89%	-7.07%	10.58%	10.30%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.25	0.95

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses paid by Institutional Class shares during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$ 883
Administrative	97	303	525	1,166

Prospectus	11

NFJ Dividend Value Fund	Ticker Symbols: NFJEX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks current income as a primary objective; long-term growth of capital is a secondary objective	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–50	Approximate Capitalization Range Generally, more than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund’s initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Credit Risk • Management Risk • Focused Investment Risk	• Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	17.60%

	Lowest (3rd Qtr. ‘02)	-17.07%
Calendar Year End (through (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (5/8/00)(4)
Institutional Class — Before Taxes(1)	14.45%	12.51%
Institutional Class — After Taxes on Distributions(1)	13.80%	10.62%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.05%	9.85%
Administrative Class	14.17%	12.21%
Russell 1000 Value Index(2)	16.49%	5.81%
Lipper Equity Income Funds Average(3)	12.65%	4.79%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88% and -2.29%, respectively.
(3)	The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.25%	0.70%
Administrative	0.45	0.25%	0.26	0.96

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses incurred by Administrative Class shares during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$72	$224	$390	$871
Administrative	98	306	531	1,178

Prospectus	13

NFJ Large-Cap Value Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization common stocks Approximate Number of Holdings 40–50	Approximate Capitalization Range Largest 250 publicly traded U.S. companies Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities issued by large-capitalization companies, which the Fund considers to be the 250 largest publicly traded companies (in terms of market capitalization) in the United States, including American Depository Receipts (ADRs) (i.e., market capitalization of approximately $10 billion and greater as of September 30, 2004). The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The Fund classifies its investment universe of the 250 largest companies by industry. The portfolio managers then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 100 candidates, the portfolio managers select approximately 40–50 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund’s portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Credit Risk	• Derivatives Risk
• Issuer Risk	• Management Risk	• Leveraging Risk
• Value Securities Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’03)	16.40%

	Lowest (3rd Qtr. ’02)	-17.91%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (5/8/00)(4)
Institutional Class — Before Taxes(1)	17.07%	11.82%
Institutional Class — After Taxes on Distributions(1)	15.66%	10.46%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	11.75%	9.48%
Administrative Class	16.78%	11.54%
Russell Top 200 Value Index(2)	13.34%	5.66%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.43%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index. The Russell Top 200 Value Index replaced the Russell Mid-Cap Value Index as the Fund’s primary comparative index because the Adviser believes the Russell Top 200 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the Russell Mid-Cap Value Index were 23.70% and 14.15%, respectively.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.25%	0.70%
Administrative	0.45	0.25%	0.25	0.95

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$72	$224	$390	$871
Administrative	97	303	525	1,166

Prospectus	15

NFJ Small-Cap Value Fund	Ticker Symbols: PSVIX (Inst. Class) PVADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued smaller capitalization common stocks Approximate Number of Holdings 100–150	Approximate Capitalization Range Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The Fund’s initial selection universe consists of approximately 4,500 stocks of companies within the Fund’s capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the NFJ Small-Cap Value Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Derivatives Risk
• Value Securities Risk	• Credit Risk	• Leveraging Risk
• Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’99)	16.39%

	Lowest (3rd Qtr. ‘98)	-18.61%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Institutional Class — Before Taxes(1)	23.57%	19.28%	16.08%	14.68%
Institutional Class — After Taxes on Distributions(1)	22.11%	18.50%	14.28%	12.72%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	16.67%	16.71%	13.29%	11.96%
Administrative Class	23.25%	18.74%	15.67%	14.30%
Russell 2000 Value Index(2)	22.25%	17.23%	15.56%	15.70%
Lipper Small-Cap Value Funds Average(3)	20.80%	16.29%	14.29%	13.94%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund’s primary comparative index because the Adviser believes the Russell 2000 Value Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the Russell 2000 Index were 18.32%, 6.61%, 11.53% and 11.74%, respectively.
(3)	The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.
(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fee	Distribution and/or Service (12b-1)Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.26%	0.86%
Administrative	0.60	0.25%	0.26	1.11

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses and 0.01% in trustees’ and interest expenses paid by Institutional Class shares and Administrative Class shares, respectively, during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$88	$274	$477	$1,061
Administrative	113	353	612	1,352

Prospectus	17

OCC Renaissance Fund	Ticker Symbols: PRNIX (Inst. Class) PRAAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Foreign Investment Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Credit Risk
• Value Securities Risk	• Derivatives Risk	• Management Risk
• Focused Investment Risk	• IPO Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1) fees (if any) and administrative fees. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’03)	32.85%

	Lowest (3rd Qtr. ’02)	-31.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Institutional Class — Before Taxes(1)	15.96%	17.79%	19.96%	15.40%
Institutional Class — After Taxes on Distributions(1)	15.96%	16.23%	16.28%	12.57%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.37%	14.59%	15.37%	12.00%
Administrative Class	15.68%	17.60%	19.74%	15.16%
Russell Mid-Cap Value Index(2)	23.70%	13.48%	15.72%	14.21%
Lipper Mid-Cap Value Funds Average(3)	19.01%	13.13%	13.67%	12.52%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.26%	0.86%
Administrative	0.60	0.25%	0.26	1.11

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$88	$274	$477	$1,061
Administrative	113	353	612	1,352

Prospectus	19

OCC Value Fund	Ticker Symbols: PDLIX (Inst. Class) PVLAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals	Approximate Capitalization Range More than $5 billion
		Approximate Number of Holdings 35–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Leveraging Risk
• Value Securities Risk	• Credit Risk	• Derivatives Risk
• Foreign Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	25.49%

	Lowest (3rd Qtr. ‘02)	-27.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Institutional Class — Before Taxes(1)	17.68%	14.14%	16.73%	14.74%
Institutional Class — After Taxes on Distributions(1)	16.84%	12.36%	13.40%	11.53%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	11.86%	11.21%	12.76%	11.06%
Administrative Class	17.37%	13.85%	16.42%	14.44%
Russell 1000 Value Index(2)	16.49%	5.27%	13.83%	12.84%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.21%	11.29%	10.72%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.26	0.96

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	98	306	531	1,178

Prospectus	21

PEA Growth Fund	Ticker Symbols: PGFIX (Inst. Class) PGFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–65	Approximate Capitalization Range At least $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Technology Related Risk	• Derivatives Risk
• Growth Securities Risk	• Focused Investment Risk	• Leveraging Risk
• Foreign Investment Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

PEA Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	36.02%

	Lowest (1st Qtr. ‘01)	-23.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Institutional Class — Before Taxes(1)	9.88%	-9.60%	8.47%	12.53%
Institutional Class — After Taxes on Distributions(1)	9.88%	-9.90%	6.36%	10.17%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	6.42%	-7.88%	6.65%	10.16%
Administrative Class	9.64%	-9.90%	8.16%	12.23%
Russell 1000 Growth Index(2)	6.30%	-9.29%	9.54%	11.90%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	8.56%	10.45%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the S&P 500 Index were 10.88%, -2.30%, 12.07% and 13.21%, respectively.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.50%	None	0.26%	0.76%
Administrative	0.50	0.25%	0.26	1.01

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$78	$243	$422	$942
Administrative	103	322	558	1,236

Prospectus	23

PEA Growth & Income Fund	Ticker Symbols: PMEIX (Inst. Class) PGOIX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income	Fund Focus Large capitalization common stocks Approximate Number of Holdings 50–80	Approximate Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund can invest up to 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

When selecting securities for the Fund, the portfolio managers seek to identify companies that strike a balance of superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability, consistent and predictable earnings and reasonable valuation. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

To provide current income, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities (“junk bonds”) rated at least B by Standard & Poor’s Rating Services or Moody’s Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

The Fund’s portfolio managers may choose to sell a security when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers’ estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Foreign Investment Risk	• Credit Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Value Securities Risk	• Focused Investment Risk	• Derivatives Risk
• Growth Securities Risk	• Technology Related Risk	• Leveraging Risk
• Liquidity Risk	• Fixed Income Risk
• High Yield Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class Shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to 4/16/01, performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to August 1, 2000, reflects the Fund’s advisory feerate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2002; the performance results shown on the next page would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

PEA Growth & Income Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	40.12%

	Lowest (3rd Qtr. ’01)	-21.95%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Institutional Class — Before Taxes(1)	7.81%	0.07%	13.52%	13.51%
Institutional Class — After Taxes on Distributions(1)	7.66%	-2.09%	8.33%	8.32%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	5.26%	-1.03%	8.76%	8.75%
Administrative Class	7.79%	-0.22%	13.22%	13.20%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	12.07%
Lipper Large-Cap Core Funds Average(3)	7.80%	-3.35%	10.07%	10.07%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.26%	0.86%
Administrative	0.60	0.25%	0.26	1.11

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$88	$274	$477	$1,061
Administrative	113	353	612	1,352

Prospectus	25

PEA Opportunity Fund	Ticker Symbols: POFIX (Inst. Class) POADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 80–120	Approximate Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Credit Risk
• Issuer Risk	• Foreign Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Smaller Company Risk	• Technology Related Risk	• Derivatives Risk
• IPO Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

PEA Opportunity Fund (continued)

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns

	Highest (4th Qtr. ’99)	45.34%

	Lowest (3rd Qtr. ’01)	-30.90%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Institutional Class — Before Taxes(1)	12.72%	-1.67%	9.23%	14.58%
Institutional Class — After Taxes on Distributions(1)	12.72%	-3.32%	5.91%	11.70%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	8.27%	-2.40%	6.33%	11.66%
Administrative Class	12.46%	-1.82%	9.01%	14.33%
Russell 2000 Growth Index(2)	14.31%	-3.58%	7.12%	7.93%
Lipper Small-Cap Growth Funds Average(3)	10.79%	-1.38%	10.05%	10.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.65%	None	0.26%	0.91%
Administrative	0.65	0.25%	0.27	1.17

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses and 0.02% in trustees’ and interest expenses paid by Institutional Class and Administrative Class shares, respectively, during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$93	$290	$504	$1,120
Administrative	119	372	644	1,420

Prospectus	27

PEA Target Fund	Ticker Symbols: PFTIX (Inst. Class) PTADX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Medium capitalization common stocks Approximate Number of Holdings up to 100	Approximate Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers seek to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk	• Foreign Investment Risk • Currency Risk • Technology Related Risk • Focused Investment Risk • Credit Risk	• Management Risk • Leveraging Risk • Derivatives Risk • IPO Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

PEA Target Fund (continued)

Calendar Year Total Returns — Institutional Class
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	52.78%

	Lowest (3rd Qtr. ’01)	-27.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Institutional Class — Before Taxes(1)	14.86%	-2.61%	12.65%	13.04%
Institutional Class — After Taxes on Distributions(1)	14.86%	-3.49%	9.87%	10.66%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	9.66%	-2.56%	9.54%	10.25%
Administrative Class	14.56%	-2.67%	12.49%	12.86%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	10.05%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.34%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.55%	None	0.26%	0.81%
Administrative	0.55	0.25%	0.26	1.06

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$83	$259	$450	$1,002
Administrative	108	337	585	1,294

Prospectus	29

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value and PEA Growth & Income Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The CCM Emerging Companies Fund, in particular, and the NFJ Small-Cap Value and PEA Opportunity Funds generally have substantial exposure to this risk. The CCM Focused Growth, CCM Mid-Cap, PEA Growth & Income and PEA Target Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able

30	Allianz Funds

to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All of the Funds except the CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Technology Related Risk.  Certain of the Funds may be subject to technology related risks to the extent they invest a substantial portion of their assets in technology or technology-related companies. These risks include the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency,

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liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. To the extent a Fund, such as the PEA Growth & Income Fund, is permitted to invest in such securities, that portion of the Fund’s assets is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

32	Allianz Funds

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

For the fiscal year ended June 30, 2004, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value and OCC Value Funds	0.45%
PEA Growth Fund	0.50%
PEA Target Fund	0.55%
NFJ Small-Cap Value, PEA Growth & Income and OCC Renaissance Funds	0.60%
PEA Opportunity Fund	0.65%
CCM Emerging Companies Fund	1.25%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. Allianz Global Fund Management, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional and Administrative Class shareholders of each of the Funds pay the Adviser monthly administrative fees at an annual rate of 0.25% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares).

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-

Prospectus	33

annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.15% with respect to Administrative Class shares plus a 0.25% trailing commission and up to 0.05% with respect to Institutional Class shares) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages and its investment specialty.

Sub-Adviser*	Funds	Investment Specialty
PEA Capital LLC (“PEA”) 1345 Avenue of the Americas, 50th Floor New York, NY 10105	PEA Growth, PEA Growth & Income, PEA Opportunity, and PEA Target	Disciplined approach to identifying quality growth and/or undervalued companies

Cadence Capital Management LLC (“Cadence”) 265 Franklin Street, 11th Floor Boston, MA 02110	CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap	A blend of growth companies whose stock is reasonably valued by the market

NFJ Investment Group L.P. (“NFJ”) 2121 San Jacinto, Suite 1840 Dallas, TX 75201	NFJ Dividend Value, NFJ Large-Cap and NFJ Small-Cap Value	Value stocks that the Sub-Adviser believes are undervalued and/or offer above-average dividend yields

Oppenheimer Capital LLC 1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800	OCC Renaissance and OCC Value	Value stocks that the Sub-Adviser believes are undervalued

*	Each of the Sub-Advisers is currently affiliated with the Adviser. However, Cadence has announced that it has reached an agreement in principle to become independently owned. See “Cadence” below.

The following provides additional information about each Sub-Adviser and the individual Portfolio Manager(s) who have or share primary responsibility for managing the Funds’ investments.

PEA

PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of February 15, 2005, of approximately $3.1 billion.

The following individuals at PEA have or share primary responsibility for the noted Funds. In addition to serving as a co-portfolio manager for the PEA Target Fund, Jeff Parker, Managing Director of PEA, is responsible for overseeing investment and trading decisions for the PEA Growth and PEA Opportunity Funds. Information about Mr. Parker is set forth below. A different sub-advisory firm served as Sub-Adviser for each of the PEA Growth, PEA Target and PEA Opportunity Funds prior to March 6, 1999, and for the PEA Growth & Income Fund prior to July 1, 1999.

Fund	Portfolio Manager(s)	Since	Recent Professional Experience
PEA Growth	Greg Tournant	4/04	Co-Portfolio Manager for PEA. Prior to joining PEA in 2001, he spent three years as a strategy consultant for McKinsey & Co. and three years as a research analyst for Raymond James. He has over eight years of investment management experience.

	Martin Mickus	2005	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was an Assistant Portfolio Manager and Research Analyst for the InterGroup Corporation from 1995 to 1997. Prior to that, he worked as a Research Analyst for Brentwood Equity from 1991 to 1995. He received his M.B.A. from Vanderbilt University and his B.S. from Syracuse University.

PEA Growth & Income	Stephen Bond-Nelson	4/04	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a research analyst at Prudential Mutual Funds. He has over nine years of investment management experience.

	Greg Tournant	2005	See above.

PEA Opportunity	Michael Corelli	3/03	Portfolio Manager for PEA. Prior to joining PEA in 1999, he was an analyst at Bankers Trust for 6 years in the small and mid cap growth group. He received his B.A. from Bucknell University.

	Jeff Parker	2005	Managing Director of PEA. Prior to joining PEA, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

PEA Target	Martin Mickus	8/04	See above.

	Jeff Parker	3/99	See above.

34	Allianz Funds

During December, 2001, the sub-advisory functions performed by the PEA division of Allianz and its personnel were transferred to PEA Capital LLC, a newly formed, indirect wholly owned subsidiary of Allianz. PEA Capital LLC serves as the Sub-Adviser to the Funds previously sub-advised by PEA. The Funds’ portfolio managers did not change as a result of these changes, which were approved by the Trust’s Board of Trustees.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Allianz, the management at Cadence and Rosemont Partners, a private equity firm, have agreed in principle to the terms of a transaction in which the management of Cadence and Rosemont Partners would purchase all of Allianz’s interest in Cadence. The consummation of the transaction is subject to a number of conditions, including the negotiation of definitive documentation. Accounts managed by Cadence had combined assets as of December 31, 2004, of approximately $6.0 billion.

The following individuals at Cadence share primary responsibility for each of the noted Funds.

Fund	Portfolio Manager(s)	Since	Recent Professional Experience
CCM Capital Appreciation	William B. Bannick	10/92	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.
	Robert L. Fitzpatrick	1/04	Portfolio Manager and research generalist who began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.
CCM Emerging Companies	Mr. Bannick	6/93*	See above.
	Mr. Fitzpatrick	1/04	See above.
CCM Focused Growth	Mr. Bannick	9/99*	See above.
	Mr. Fitzpatrick	1/04	See above.
CCM Mid-Cap	Messrs. Bannick and Fitzpatrick	Same as Capital Appreciation Fund	See above.

*	Since inception of the Fund.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2004, of approximately $9.3 billion.

The following individuals at NFJ share primary responsibility for the noted Fund.

Fund	Portfolio Manager(s)	Since	Recent Professional Experience
NFJ Dividend Value	Chris Najork	5/00*	Managing Director and founding partner of NFJ. He has over 30 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a senior vice president, senior portfolio manager and analyst at NationsBank, which he joined in 1974.
	Benno J. Fischer	5/00*	Managing Director and founding partner of NFJ. He has over 30 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.
	Jeffrey S. Partenheimer	6/02	Principal at NFJ. He is a Portfolio Manager with over 17 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.
	E. Clifton Hoover	8/04	Principal at NFJ. He is a Portfolio Manager with 17 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

NFJ Large-Cap Value	Messrs. Najork and Fischer	5/00*	See above.

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Fund	Portfolio Manager(s)	Since	Recent Professional Experience
	Paul A. Magnuson	5/00*	Principal at NFJ. He is a Portfolio Manager and Senior Research Analyst with 17 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.

	Mr. Partenheimer	6/02	See above.

NFJ Small-Cap Value	Mr. Najork	10/91*	See above.

	Mr. Fischer	10/91*	See above.

	Mr. Magnuson	7/95	See above.

	E. Clifton Hoover	1/98	See above.

*	Since inception of the Fund.

Oppenheimer Capital

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2004, Oppenheimer Capital had approximately $24.4 billion in assets under management.

The following individuals at Oppenheimer Capital have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the OCC Renaissance Fund and OCC Value Fund prior to February 11, 2005.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Value	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

OCC Renaissance	Lois Roman	2005	She has 19 years of investment experience, including 2 years at Oppenheimer Capital where she manages all-cap and large-cap portfolios. Before joining Oppenheimer Capital, she was employed by Deutsche Asset Management and Scudder Investments.

	Louis Goldstein	2005	Head of the Small/Mid Cap product group and a portfolio manger at Oppenheimer Capital. He has 22 years of investment experience, including 14 years at Oppenheimer Capital.

	Colin Glinsman	2005	See above.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the CCM Emerging Companies, CCM Mid-Cap, NFJ Dividend Value and NFJ Large-Cap Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The

36	Allianz Funds

distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Prospectus	37

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the sub-advisers to perform their respective contracts with respect to the Funds.

Investment Options—Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•	Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also

38	Allianz Funds

independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•	Disclosure Relating to the CCM Emerging Companies Fund. Institutional and Administrative Class shares of the CCM Emerging Companies Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the CCM Emerging Companies Fund as of the close of business on November 30, 2004 are still permitted to purchase additional shares of the Fund for so long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the CCM Emerging Companies Fund as of the close of business on November 30, 2004 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the CCM Emerging Companies Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) are no longer permitted to exchange any of their shares for shares of the CCM Emerging Companies Fund, unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

•	Disclosure Relating to the NFJ Small-Cap Value Fund. Institutional and Administrative Class shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer be eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund, unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

•	Payments to Financial Firms. Some or all of the service and distribution fees imposed upon Administrative Class shares described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without

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limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described in this paragraph are generally not made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

40	Allianz Funds

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

•	Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•	Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services-Midwest (the “Transfer Agent”), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•	Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services-Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

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An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•	Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

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Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do

42	Allianz Funds

not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

•	Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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Redemptions by Telephone or Other Wire Communication.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-421-2861, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and

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class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•	Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders of the Funds who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

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Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs, minus the Redemption Fee, of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained

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in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed on the previous page.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on

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Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

•	Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced - in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•	Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

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This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

Fixed Income Securities and Defensive Strategies

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Aside from the cash management practices described below, the CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times. For cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of the Funds listed in this paragraph will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

Under normal circumstances, the NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value and OCC Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The OCC Renaissance, PEA Growth, PEA Opportunity and PEA Target Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or “REITs.” The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund’s ability to achieve its investment objective.

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Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The CCM Emerging Companies Fund, in particular, and the NFJ Small-Cap Value and PEA Opportunity Funds generally invest primarily in smaller companies and are especially sensitive to the risks described below. The CCM Mid-Cap, PEA Growth & Income and PEA Target Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds may invest up to 15% of their respective assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The OCC Renaissance and OCC Value Funds may invest up to 25% of their assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

All of the Funds may invest in American Depository Receipts (ADRs). In addition, the PEA Growth, PEA Growth & Income, PEA Opportunity, OCC Renaissance, OCC Value and PEA Target Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards;

50	Allianz Funds

generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; technical difficulties and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  While investments in securities of issuers located in Russia and in other Eastern European countries are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions.  The OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. The PEA Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except the CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds may also purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

52	Allianz Funds

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in

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credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds, particularly the PEA Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also

54	Allianz Funds

may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Emerging Companies, CCM Mid-Cap and PEA Opportunity Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of each of the CCM Focused Growth, NFJ Dividend Value, NFJ Large-Cap Value, OCC Renaissance, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of the CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value and the NFJ Small-Cap Value Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is

Prospectus	55

possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

56	Allianz Funds

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Prospectus	57

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Value Fund(i)
Institutional Class
06/30/2004	$12.90	$0.16	(a)	$4.48	(a)	$4.64	$(0.08)	$0.00
06/30/2003	13.89	0.14	(a)	(0.55	)(a)	(0.41)	0.00	(0.58)
06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00	(1.91)
06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)	0.00
06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)	(0.26)	(2.57)
Administrative Class
06/30/2004	12.71	0.12	(a)	4.41	(a)	4.53	(0.07)	0.00
06/30/2003	13.73	0.11	(a)	(0.55	)(a)	(0.44)	0.00	(0.58)
06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00	(1.91)
06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)	0.00
06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)	(0.25)	(2.57)
OCC Renaissance Fund(i)
Institutional Class
06/30/2004	$17.39	$0.05	(a)	$7.66	(a)	$7.71	$0.00	$0.00
06/30/2003	19.26	0.07	(a)	(1.25	)(a)	(1.18)	0.00	(0.69)
06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20	0.00	(1.32)
06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64	(0.10)	(1.13)
06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19	0.00	(3.45)
Administrative Class
06/30/2004	17.30	(0.01	)(a)	7.61	(a)	7.60	0.00	0.00
06/30/2003	19.13	0.03	(a)	(1.17	)(a)	(1.14)	0.00	(0.69)
06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16	0.00	(1.32)
06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58	(0.09)	(1.13)
06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20	0.00	(3.45)
PEA Growth & Income Fund(ii)
Institutional Class
06/30/2004	$6.57	$0.12	(a)	$1.10	(a)	$1.22	$(0.13)	$0.00
06/30/2003	7.03	0.12	(a)	(0.47	)(a)	(0.35)	(0.11)	0.00
06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)	0.00
06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)	(3.63)
06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74	0.00	(8.60)
Administrative Class
06/30/2004	6.55	0.10	(a)	1.11	(a)	1.21	(0.11)	0.00
06/30/2003	7.00	0.09	(a)	(0.46	)(a)	(0.37)	(0.08)	0.00
06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)	0.00
04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00	0.00
PEA Growth Fund
Institutional Class
06/30/2004	$15.13	$0.02	(a)	$2.98	(a)	$3.00	$0.00	$0.00
06/30/2003	16.35	0.03	(a)	(1.25	)(a)	(1.22)	0.00	0.00
06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)	0.00	(0.16)
06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)	0.00	(2.35)
06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59	0.00	(5.66)
Administrative Class
06/30/2004	14.90	(0.03	)(a)	2.94	(a)	2.91	0.00	0.00
06/30/2003	16.15	(0.01	)(a)	(1.24	)(a)	(1.25)	0.00	0.00
06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)	0.00	(0.16)
06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)	0.00	(2.35)
06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38	0.00	(5.66)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(i)	The information provided for the OCC Value and OCC Renaissance Funds reflects the results of operations under each Fund’s former Sub-Advisers; the Funds would not necessarily have achieved the results shown above under their current investment management arrangements.
(ii)	The PEA Growth & Income Fund (formerly the Mid-Cap Equity Fund) changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2000; the performance results shown above would not necessarily have been achieved had the Fund’s current objective and policies been in effect during the periods shown.

58	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.08)	$0.00	$17.46		36.10%		$191,216	0.71	%(g)	1.00%	67%
0.00	(0.58)	0.00	12.90		(2.40)		80,389	0.70		1.27	152
0.00	(1.91)	0.00	13.89		(3.31)		66,457	0.70		0.87	190
0.00	(0.12)	0.00	16.20		43.07		67,601	0.70		1.31	204
0.00	(2.83)	0.00	11.42		(6.65)		41,996	0.70		2.18	196

0.00	(0.07)	0.00	17.17		35.72		96,072	0.96	(h)	0.76	67
0.00	(0.58)	0.00	12.71		(2.65)		24,549	0.95		0.99	152
0.00	(1.91)	0.00	13.73		(3.67)		31,115	0.95		0.59	190
0.00	(0.10)	0.00	16.09		42.83		41,924	0.95		1.08	204
0.00	(2.82)	0.00	11.35		(7.00)		24,380	0.96	(h)	1.97	196

$0.00	$0.00	$0.00	$25.10		44.34%		$305,637	0.86	%(c)	0.21%	60%
0.00	(0.69)	0.00	17.39		(5.60)		167,562	0.86	(c)	0.48	76
0.00	(1.32)	0.00	19.26		5.89		140,322	0.86	(c)	0.47	109
0.00	(1.23)	0.00	19.38		38.88		42,514	0.85		0.95	138
0.00	(3.45)	0.00	14.97		3.30		6,394	0.85		2.73	133

0.00	0.00	0.00	24.90		43.93		175,132	1.11	(d)	(0.04)	60
0.00	(0.69)	0.00	17.30		(5.44)		67,270	1.11	(d)	0.23	76
0.00	(1.32)	0.00	19.13		5.70		42,939	1.11	(d)	0.27	109
0.00	(1.22)	0.00	19.29		38.50		3,288	1.10		0.74	138
0.00	(3.45)	0.00	14.93		3.36		953	1.10		0.71	133

$0.00	$(0.13)	$0.00	$7.66		18.66%		$8,212	0.86	%(c)	(1.63)%	83%
0.00	(0.11)	0.00	6.57		(4.81)		6,857	0.86	(c)	1.86	84
0.00	(0.05)	0.00	7.03		(23.45)		5,676	0.86	(c)	1.49	101
0.00	(3.68)	0.00	9.25		(3.08)		5,196	0.85		1.00	77
0.00	(8.60)	0.00	12.98		49.32		4,914	1.03	(b)	(0.46)	195

0.00	(0.11)	0.00	7.65		18.56		780	1.11	(d)	1.41	83
0.00	(0.08)	0.00	6.55		(5.17)		949	1.11	(d)	1.49	84
0.00	(0.05)	0.00	7.00		(23.69)		21,884	1.11	(d)	1.21	101
0.00	0.00	0.00	9.23		3.36		30,436	1.07	*	0.52 *	77

$0.00	$0.00	$0.00	$18.13	(i)	19.83	%(i)	$7,497	0.76	%(e)	0.09%	71%
0.00	0.00	0.00	15.13		(7.46)		15,833	0.76	(e)	0.20	70
0.00	(0.16)	0.00	16.35		(25.42)		21,835	0.76	(e)	0.14	76
0.00	(2.35)	0.00	22.10		(32.11)		25,645	0.75		(0.15)	85
0.00	(5.66)	0.00	35.17		32.66		17,533	0.77	(e)	(0.39)	72

0.00	0.00	0.00	17.81	(j)	19.53	(j)	145	1.01	(f)	(0.15)	71
0.00	0.00	0.00	14.90		(7.74)		219	1.01	(f)	(0.06)	70
0.00	(0.16)	0.00	16.15		(25.65)		4,036	1.01	(f)	(0.12)	76
0.00	(2.35)	0.00	21.90		(32.26)		5,241	1.00		(0.50)	85
0.00	(5.66)	0.00	34.95		31.92		15,116	1.02	(f)	(0.63)	72

(b)	Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(i)	Repayments by the investment manager increased the end of the period net asset value per share by $0.04 and total return by 0.27%. If the investment manager had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.

Prospectus	59

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
PEA Target Fund(iii)
Institutional Class
06/30/2004	$13.48	$(0.06	)(a)	$4.00	(a)	$3.94	$0.00	$0.00
06/30/2003	13.41	(0.04	)(a)	0.11	(a)	0.07	0.00	0.00
06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00	0.00
06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)
06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00	(1.80)
Administrative Class
06/30/2004	13.48	(0.10	)(a)	4.01	(a)	3.91	0.00	0.00
06/30/2003	13.43	(0.07	)(a)	0.12	(a)	0.05	0.00	0.00
06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00
06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)
06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00	(1.80)
PEA Opportunity Fund(iii)
Institutional Class
06/30/2004	$13.13	$(0.09	)(a)	$4.82	(a)	$4.73	$0.00	$0.00
06/30/2003	12.68	(0.07	)(a)	0.52	(a)	0.45	0.00	0.00
06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)	0.00	0.00
06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00	(5.08)
06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05	0.00	(7.88)
Administrative Class
06/30/2004	13.04	(0.13	)(a)	4.79	(a)	4.66	0.00	0.00
06/30/2003	12.63	(0.10	)(a)	0.51	(a)	0.41	0.00	0.00
06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00	0.00
06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00	(5.08)
06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06	0.00	(7.88)

(a)	Per share amounts based on average number of shares outstanding during the period.
(iii)	The information provided for the PEA Target and PEA Opportunity Funds reflects results of operations under the Funds’ former Sub-Adviser through March 6, 1999; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.

60	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$17.42	29.23%	$61,005	0.81	%(b)	(0.37)%	96%
0.00	0.00	0.00	13.48	0.52	46,106	0.81	(b)	(0.31)	105
0.00	0.00	0.00	13.41	(30.77)	44,689	0.81	(b)	(0.24)	114
0.00	(4.03)	0.00	19.37	(27.47)	22,228	0.80		(0.35)	109
0.00	(1.80)	0.00	31.10	89.85	18,436	0.81	(b)	(0.50)	99

0.00	0.00	0.00	17.39	29.01 (f)	335	1.06	(c)	(0.62)	96
0.00	0.00	0.00	13.48	0.37	285	1.06	(c)	(0.59)	105
0.00	0.00	0.00	13.43	(30.95)	4,518	1.06	(c)	(0.52)	114
0.00	(4.03)	0.00	19.45	(27.67)	6,408	1.05		(0.60)	109
0.00	(1.80)	0.00	31.29	91.13	6,699	1.06	(c)	(0.78)	99

$0.00	$0.00	$0.00	$17.86	36.02%	$53,116	0.91	%(d)	(0.58)%	184%
0.00	0.00	0.00	13.13	3.55	59,068	0.91	(d)	(0.68)	214
0.00	0.00	0.00	12.68	(20.85)	69,091	0.91	(d)	(0.62)	201
0.00	(5.08)	0.00	16.02	(25.48)	84,567	0.90		(0.27)	237
0.00	(7.88)	0.00	27.43	50.24	39,205	0.91	(d)	(0.42)	254

0.00	0.00	0.00	17.70	35.74 (g)	3,647	1.17	(h)	(0.79)	184
0.00	0.00	0.00	13.04	3.25	3,562	1.16	(e)	(0.93)	214
0.00	0.00	0.00	12.63	(21.06)	6,766	1.16	(e)	(0.88)	201
0.00	(5.08)	0.00	16.00	(25.57)	7,309	1.15		(0.52)	237
0.00	(7.88)	0.00	27.44	50.36	8,486	1.16	(e)	(0.67)	254

(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(f)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 28.98%.
(g)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.72%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.15%.

Prospectus	61

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Focused Growth Fund
Institutional Class
06/30/2004	$5.66	$0.00	(a)	$1.28	(a)	$1.28	$0.00	$0.00
06/30/2003	5.63	0.00	(a)	0.03	(a)	0.03	0.00	0.00
06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00	(0.01)
06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)
08/31/1999 - 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00	0.00
CCM Capital Appreciation Fund
Institutional Class
06/30/2004	$14.27	$0.06	(a)	$2.30	(a)	$2.36	$0.00	$0.00
06/30/2003	14.83	0.04	(a)	(0.60	)(a)	(0.56)	0.00	0.00
06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)	0.00
06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)
06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)	(5.00)
Administrative Class
06/30/2004	14.04	0.02	(a)	2.26	(a)	2.28	0.00	0.00
06/30/2003	14.59	0.01	(a)	(0.56	)(a)	(0.55)	0.00	0.00
06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00
06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)
06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)	(5.00)
CCM Mid-Cap Fund
Institutional Class
06/30/2004	$17.65	$0.02	(a)	$4.13	(a)	$4.15	$0.00	$0.00
06/30/2003	18.05	0.01	(a)	(0.41	)(a)	(0.40)	0.00	0.00
06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)	0.00
06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)
06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)	(0.02)
Administrative Class
06/30/2004	17.40	(0.03	)(a)	4.07	(a)	4.04	0.00	0.00
06/30/2003	17.83	(0.03	)(a)	(0.40	)(a)	(0.43)	0.00	0.00
06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.14)	0.00
06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)
06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)	(0.02)
CCM Emerging Companies Fund
Institutional Class
06/30/2004	$19.70	$(0.26	)(a)	$6.27	(a)	$6.01	$0.00	$(1.82)
06/30/2003	21.62	(0.20	)(a)	0.53	(a)	0.33	0.00	(2.25)
06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00	(2.70)
06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)
06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00	0.00
Administrative Class
06/30/2004	19.21	(0.31	)(a)	6.12	(a)	5.81	0.00	(1.82)
06/30/2003	21.19	(0.24	)(a)	0.51	(a)	0.27	0.00	(2.25)
06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)
06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)
06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

62	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$6.94	22.61%	$2,527	0.71	%(b)	0.08%	90%
0.00	0.00	0.00	5.66	0.53	1,916	0.70		0.02	232
0.00	(0.01)	0.00	5.63	(26.23)	1,912	0.70		(0.13)	113
0.00	(1.47)	0.00	7.64	(35.38)	2,588	0.70		(0.13)	139
0.00	0.00	0.00	13.35	33.54	4,009	0.71	(e)*	0.04 *	151

$0.00	$0.00	$0.00	$16.63	16.54%	$292,920	0.71	%(b)	0.35%	148%
0.00	0.00	0.00	14.27	(3.77)	240,130	0.70		0.33	161
0.00	(0.04)	0.00	14.83	(16.08)	247,275	0.71	(b)	0.51	110
0.00	(8.12)	0.00	17.72	(8.83)	276,170	0.70		0.53	112
0.00	(5.11)	0.00	27.10	22.79	372,028	0.71	(b)	0.29	119

0.00	0.00	0.00	16.32	16.24	235,357	0.96	(c)	0.10	148
0.00	0.00	0.00	14.04	(3.76)	188,923	0.95		0.08	161
0.00	(0.03)	0.00	14.59	(16.28)	166,964	0.96	(c)	0.26	110
0.00	(8.09)	0.00	17.46	(9.07)	200,351	0.95		0.30	112
0.00	(5.05)	0.00	26.85	22.49	180,423	0.96	(c)	0.04	119

$0.00	$0.00	$0.00	$21.80	23.51%	$254,401	0.71	%(b)	0.12%	165%
0.00	0.00	0.00	17.65	(2.22)	254,338	0.71	(b)	0.08	155
(0.03)	(0.17)	0.00	18.05	(14.71)	520,160	0.71	(b)	0.41	168
0.00	(8.95)	0.00	21.35	(5.33)	538,661	0.70		0.80	153
0.00	(0.13)	0.00	30.88	34.88	582,715	0.71	(b)	0.35	164

0.00	0.00	0.00	21.44	23.22	190,058	0.95		(0.14)	165
0.00	0.00	0.00	17.40	(2.41)	118,600	0.96	(c)	(0.19)	155
0.00	(0.14)	0.00	17.83	(15.10)	115,357	0.96	(c)	0.20	168
0.00	(8.92)	0.00	21.16	(5.51)	171,268	0.95		0.57	153
0.00	(0.07)	0.00	30.70	34.53	142,986	0.96	(c)	0.10	164

$0.00	$(1.82)	$0.00	$23.89	31.57%	$491,944	1.50%		(1.13)%	176%
0.00	(2.25)	0.00	19.70	3.50	284,187	1.50		(1.14)	130
0.00	(2.70)	0.00	21.62	4.95	219,868	1.51	(d)	(1.03)	122
0.00	(2.60)	0.00	23.34	4.28	231,755	1.50		(0.71)	80
0.00	0.00	0.00	25.12	25.60	231,579	1.51	(d)	(0.90)	85

0.00	(1.82)	0.00	23.20	31.33	55,531	1.75		(1.39)	176
0.00	(2.25)	0.00	19.21	3.27	50,035	1.75		(1.40)	130
0.00	(2.70)	0.00	21.19	4.65	28,822	1.75		(1.30)	122
0.00	(2.60)	0.00	22.99	4.08	20,554	1.75		(0.99)	80
0.00	0.00	0.00	24.83	25.28	7,208	1.76	(f)	(1.19)	85

(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.

Prospectus	63

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Dividend Value Fund
Institutional Class
06/30/04	$10.54	$0.34	(a)	$2.07	(a)	$2.41	$(0.27)	$(0.09)
06/30/03	11.35	0.35	(a)	(0.31	)(a)	0.04	(0.35)	(0.50)
06/30/02	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)	(0.86)
06/30/01	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)
05/08/00 - 06/30/00	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)	0.00
Administrative Class
06/30/04	10.56	0.31	(a)	2.06	(a)	2.37	(0.24)	(0.09)
06/30/03	11.38	0.32	(a)	(0.30	)(a)	0.02	(0.34)	(0.50)
06/30/02	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)
06/30/01	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)
05/08/00 - 06/30/00	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)	0.00
NFJ Large-Cap Value Fund
Institutional Class
06/30/04	$12.26	$0.25	(a)	$2.36	(a)	$2.61	$(0.23)	$0.00
06/30/03	13.17	0.29	(a)	(0.71	)(a)	(0.42)	(0.23)	(0.26)
06/30/02	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)	0.00
06/30/01	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)
05/08/00 - 06/30/00	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)	0.00
NFJ Small-Cap Value Fund
Institutional Class
06/30/04	$22.03	$0.60	(a)	$5.83	(a)	$6.43	$(0.30)	$(0.23)
06/30/03	21.85	0.44	(a)	0.00	(a)	0.44	(0.24)	(0.05)
06/30/02	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00
06/30/01	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00
06/30/00	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00
Administrative Class
06/30/04	21.79	0.57	(a)	5.47	(a)	6.04	(0.28)	(0.23)
06/30/03	21.67	0.38	(a)	0.01	(a)	0.39	(0.22)	(0.05)
06/30/02	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00
06/30/01	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00
06/30/00	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

64	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.36)	$0.00		$12.59	23.11%	$72,757	0.70%		2.86%		36%
0.00	(0.85)	0.00		10.54	0.92	36,852	0.70		3.52		43
0.00	(1.22)	0.00		11.35	0.96	34,152	0.74	(b)	2.88		50
0.00	(0.58)	0.00		12.51	33.59	51,201	0.70		3.64		43
0.00	(0.03)	0.00		9.88	(5.73)	24,888	0.70	*	3.81	*	3

0.00	(0.33)	0.00		12.60	22.69	1,523	0.96	(g)	2.62		36
0.00	(0.84)	0.00		10.56	0.72	1,136	0.95		3.25		43
0.00	(1.20)	0.00		11.38	0.67	1,253	0.99	(d)	2.65		50
0.00	(0.50)	0.00		12.55	33.30	975	0.95		3.51		43
0.00	(0.02)	0.00		9.87	(5.78)	4,638	0.95	*	4.74	*	3

$0.00	$(0.23)	$0.00		$14.64	21.46%	$3,279	0.70%		1.82%		99%
0.00	(0.49)	0.00		12.26	(2.99)	2,268	0.70		2.52		54
0.00	(0.26)	0.00		13.17	6.40	1,834	0.71	(c)	2.07		49
0.00	(0.65)	0.00		12.64	23.37	1,178	0.70		2.50		78
0.00	(0.05)	0.00		10.85	(2.90)	911	0.70	*	3.94	*	5

$0.00	$(0.53)	$0.00		$27.93	29.53%	$266,629	0.86	%(e)	2.40%		30%
0.00	(0.29)	0.03	(a)	22.03	2.28	153,509	0.85		2.20		20
0.00	(0.13)	0.00		21.85	14.25	70,329	0.85		2.04		40
0.00	(0.38)	0.00		19.26	38.32	49,046	0.85		2.51		41
0.00	(0.34)	0.00		14.26	(8.88)	30,059	0.86	(e)	2.57		55

0.00	(0.51)	0.00		27.32	28.04	197,865	1.11	(h)	2.28		30
0.00	(0.27)	0.00		21.79	1.93	67,899	1.10		1.89		20
0.00	(0.11)	0.00		21.67	13.85	38,107	1.10		1.82		40
0.00	(0.36)	0.00		19.15	38.06	21,447	1.10		2.27		41
0.00	(0.31)	0.00		14.19	(9.12)	15,313	1.11	(f)	2.38		55

(b)	Ratio of expenses to average net assets excluding trustees’ and interest expenses is 0.70%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%

Prospectus	65

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PIMCO Funds: Multi-Manager Series

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds:

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161	25-19151-05

Allianz Funds

840 Newport Center Drive

Newport Beach, CA 92660

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

AMM Asset Allocation Fund

Share Classes A B C

Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.

The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, visit www.allianzinvestors.com.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This cover is not part of the prospectus.

Overview	2

Fund Summary	5

Summary of Principal Risks	9

Investment Objectives and Principal Investment Strategies	19

Underlying Funds	23

Other Risk Information	29

Management of the Fund	30

Investment Options–Class A, B & C Shares	38

How Fund Shares are Priced	48

How to Buy and Sell Shares	50

Fund Distributions	61

Tax Consequences	62

Financial Highlights	64

Overview

This Prospectus describes the Allianz AMM Asset Allocation Fund, a mutual fund offered by Allianz Funds.

The Fund invests in a diversified portfolio of other Allianz Funds and series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company LLC. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

AMM Asset Allocation Fund

Investment Objective Seeks long-term capital appreciation and current income Dividend Frequency Quarterly	Allocation Strategy Underlying Stock Funds Underlying Bond Funds	Target 60% 40%	Range 50%–70%

Key Concepts

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the Allianz Funds and PIMCO Funds family. The Fund invests only in Funds in the Allianz Funds and PIMCO Funds family. The Allianz Funds and PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%—70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%—50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 6, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 11.

Risk/Return Comparison

You should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio

2	AMM Asset Allocation Fund Prospectus

that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable if you have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. The Adviser attempts to diversify the Fund’s assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

Please see “Underlying Funds” in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Adviser does not allocate the Fund’s assets according to a predetermined blend of particular Underlying Funds. Instead, the Adviser regularly determines the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the

AMM Asset Allocation Fund Prospectus	3

Adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Adviser may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

The Adviser then allocates the Fund’s assets among the Underlying Funds selected by the Adviser to fill out the asset class and sub-class weightings it has identified according to the Fund’s equity/fixed income targets and ranges. The Adviser has the flexibility to reallocate the Fund’s assets in varying percentages among any or all of the Underlying Funds based on the Adviser’s ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

“Fund of Funds” Structure and Expenses

The term “fund of funds” is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. Your cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Fund Description and Fees

The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund’s investment strategies and related information is included under “Investment Objectives and Principal Investment Strategies” in this Prospectus.

4	AMM Asset Allocation Fund Prospectus

Fund Summary

Principal Investments and Strategies

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%—70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%—50%) of its assets in Underlying Bond Funds. The Fund’s fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

Please see “Asset Allocation Strategies” beginning on page 3 for a summary of how the Adviser allocates and reallocates the Fund’s assets among particular Underlying Funds.

The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

Based on the Fund’s equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks

Allocation Risk  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Adviser’s allocation techniques and decisions and/or the Adviser’s selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund Risks  The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund’s allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk • Interest Rate Risk	• Credit Risk • High Yield Risk • Mortgage Risk • Liquidity Risk • Derivatives Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Focused Investment Risk • Leveraging Risk • Management Risk • IPO Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

AMM Asset Allocation Fund Prospectus	5

Performance Information

Shown below is summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart and the information below it show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

Highest and Lowest Qtr. Returns
(for periods shown in the bar chart)

Highest (4/1/03–6/30/03)	12.81%

Lowest (7/1/02–9/30/02)	-11.61%

6	AMM Asset Allocation Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (9/30/98)(6)
Class A — Before Taxes(1)	4.16%	3.06%	5.94%
Class A — After Taxes on Distributions(1)	3.30%	1.57%	4.19%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.77%	1.73%	4.04%
Class B	4.57%	3.13%	6.11%
Class C	8.56%	3.47%	6.11%
Russell 3000 Index(2)	11.95%	-1.17%	5.34%
Lehman Brothers Aggregate Bond Index(3)	4.34%	7.71%	6.04%
Lipper Balanced Fund Average(4)	7.96%	2.10%	4.99%
Blended Index(5)	10.01%	2.85%	6.29%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.

(5) The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indexes.

(6) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

AMM Asset Allocation Fund Prospectus	7

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(4) The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

			Other Expenses
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Administrative Fees(3)	Underlying Fund Expenses(4)	Total Annual Fund Operating Expenses
Class A	None	0.25%	0.40%	0.68%	1.33%
Class B	None	1.00	0.40	0.68	2.08
Class C	None	1.00	0.40	0.68	2.08

(1) Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3) The Administrative Fees are subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

(4) Based on expenses incurred during the most recent fiscal year. Underlying Fund Expenses for the Fund are based upon a recent allocation of the Fund’s assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see “Management of the Fund—Underlying Fund Expenses.” Total Annual Fund Operating Expenses and the Examples set forth below are based on the Underlying Fund Expenses the Fund incurred during its most recent fiscal year. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$678	$948	$1,239	$2,063	$678	$948	$1,239	$2,063
Class B	711	952	1,319	2,129	211	652	1,119	2,129
Class C	311	652	1,119	2,410	211	652	1,119	2,410

8	AMM Asset Allocation Fund Prospectus

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary beginning on page 6 and are summarized in this section. There is no guarantee that the Fund will be able to achieve its investment objective.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Adviser will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Adviser’s allocation techniques will produce the desired results. It is possible that the Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund’s investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment

AMM Asset Allocation Fund Prospectus	9

techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund’s portfolio manager believes are selling at a price lower than their true value. CCM Capital Appreciation, CCM Mid-Cap, CCM Emerging Companies, NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. CCM Capital Appreciation, CCM Emerging Companies, CCM Mid-Cap, PEA Growth, PEA Target, PEA Opportunity, RCM International Growth Equity, RCM Large-Cap Growth, RCM Innovation and RCM Targeted Core Growth Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other

10	AMM Asset Allocation Fund Prospectus

securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. CCM Emerging Companies, NFJ Small-Cap Value, RCM Global Technology, RCM Innovation and PEA Opportunity Funds generally have substantial exposure to this risk. CCM Mid-Cap, PEA Target and RCM Mid-Cap Funds also have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity Risk

Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund

AMM Asset Allocation Fund Prospectus	11

prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

12	AMM Asset Allocation Fund Prospectus

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign (Non-U.S.) Investment Risk

Many Underlying Funds (in particular, PIMCO Global Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Emerging Markets Bond, NACM International, RCM International Growth Equity and RCM Global Technology Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund’s investment in foreign securities.

Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

AMM Asset Allocation Fund Prospectus	13

Emerging Markets Risk

Certain Underlying Funds (in particular, the PIMCO Emerging Markets Bond Fund) may invest in the securities of issuers based in countries with developing or “emerging market” economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. PIMCO Global Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Emerging Markets Bond, NACM International, RCM International Growth Equity and RCM Global Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty continues to surround the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies increases risk. PIMCO Global Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Emerging Markets Bond, RCM Global Technology and RCM International Growth Equity Funds are “non-diversified,” which means that they invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s net asset value. Some of those investments also may present substantial credit or other risks. PIMCO Global Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in

14	AMM Asset Allocation Fund Prospectus

a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, RCM Innovation and RCM Global Technology Funds are vulnerable to events affecting technology and technology-related companies because they normally concentrate their investments within those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging Risk

Leverage, including borrowing, will cause the value of an Underlying  Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund’s use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

All of the Underlying Funds that invest in fixed income securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund’s investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

“Duration” is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer

AMM Asset Allocation Fund Prospectus	15

average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Low Duration, PIMCO Money Market and PIMCO Short-Term Funds). Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Underlying Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Credit Risk

All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”).

The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund’s share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

16	AMM Asset Allocation Fund Prospectus

High Yield Risk

High yield securities (commonly known as “junk bonds”) are fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities (in particular, PIMCO Emerging Markets Bond and PIMCO High Yield Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Long-Term U.S. Government and PIMCO Money Market Funds). These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund’s ability to sell them (liquidity risk). If an issuer of a security is in default with respect to interest or principal payments, an Underlying Bond Fund may lose its entire investment.

Mortgage Risk

Most of the Underlying Bond Funds may invest in mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. This is known as contraction risk. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

IPO Risk

Certain Underlying Funds (in particular, the PEA Growth Fund and the PEA Target Fund) may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time an Underlying Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to an Underlying Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in

AMM Asset Allocation Fund Prospectus	17

IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when Underlying Funds are unable to invest significantly or at all in IPOs may be lower than during period when the Underlying Funds are able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on PIMCO StocksPLUS Fund

The Fund may invest in PIMCO StocksPLUS Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

18	AMM Asset Allocation Fund Prospectus

Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund’s investments will change, the net asset value per share of the Fund will also vary.

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds and is managed by the Adviser and/or its affiliates.

The Adviser serves as the investment adviser to the Fund and selects the Underlying Funds in which the Fund may invest. The Adviser determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund equity/fixed income allocation targets and ranges. Please see “Asset Allocation Strategies” in the Fund Summary above for a description of the allocation strategies and techniques used by the Adviser.

The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund’s investment in a particular Underlying Fund may exceed 25% of the Fund’s total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. In addition, to the extent that the Fund invests a significant portion of its assets in Underlying Funds that focus their investments on a particular industry or geographic area, then the Fund will similarly have increased exposure to such industry or geographic area. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund’s assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund’s shareholders. The Fund is also subject to certain investment restrictions that are described under “Investment Restrictions” in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

AMM Asset Allocation Fund Prospectus	19

Equity Portion of the Fund

The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

By Investment Style/Category

•	Growth
•	Blend (Broad Market)
•	Value
•	Enhanced Index
•	Sector-Related

By Region

•	U.S. Equities
•	International Developed Markets Equities
•	International Emerging Markets Equities

By Size

•	Large-Cap
•	Mid-Cap
•	Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see “Underlying Funds.”

Fixed Income Portion of the Fund

The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty

•	Governments
•	Mortgages
•	Corporate
•	Inflation-Indexed

20	AMM Asset Allocation Fund Prospectus

By Region

•	U.S. Fixed Income
•	Developed Foreign Fixed Income
•	Emerging Markets Fixed Income

By Credit Quality

•	Investment Grade/Money Market
•	Medium Grade
•	High Yield

By Duration

•	Long-Term
•	Intermediate-Term
•	Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see “Underlying Funds.”

Temporary Defensive Strategies

In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund’s investment objective and principal investment strategies and may adversely affect the Fund’s ability to achieve its investment objective.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” Because the Adviser does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and the return to shareholders.

AMM Asset Allocation Fund Prospectus	21

Changes in Investment Objectives and Policies

The investment objective, equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund’s investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

22	AMM Asset Allocation Fund Prospectus

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

The Adviser, a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC and Oppenheimer Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Underlying Stock Funds

The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

AMM Asset Allocation Fund Prospectus	23

Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds
PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–65	At least $5 billion
PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100	Between $1 billion and $10 billion
PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion
RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations
PIMCO StocksPLUS	Total return that exceeds that of the S&P 500 Index	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	N/A	N/A
RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
Blend Stock Funds
CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)
CCM Emerging Companies	Long-term growth of capital	Common stocks of companies with market capitalizations that rank in the lower 50% of the Russell 2000 Index (but at least $100 million) that have improving fundamentals and whose stock is reasonably valued by the market	75–95	Lower 50% of the Russell 2000 Index (but at least $100 million)

24	AMM Asset Allocation Fund Prospectus

Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Value Stock Funds
OCC Renaissance	Long-term growth of capital and income	Common stocks of companies with below-average valuations whose business fundamentals are expected to improve	50–100	All capitalizations
OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion
NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) and below-average price-to-earnings ratios relative to the market and their industry groups	100-150	Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005)
International Stock Funds
NACM International	Maximum long-term capital appreciation	Equity securities of companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAPE Index.	90-130	All capitalizations
RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
Sector-Related Stock Funds
RCM Innovation	Capital appreciation; no consideration is given to income	Common stocks of technology-related issuers with market capitalizations of more than $200 million	40–70	More than $200 million
RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million

AMM Asset Allocation Fund Prospectus	25

Underlying Bond Funds

The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the Underlying Bond Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses for PIMCO Funds, which are incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-927-4648.

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds
PIMCO Money Market	Money market instruments	≤90 days dollar- weighted average maturity	Min 95% Prime 1; ≤5% Prime 2	0%
PIMCO Short-Term	Money market instruments and short maturity fixed income securities	0–1 yr	B to Aaa; max 10% below Baa	0–10%
PIMCO Low Duration	Short maturity fixed income securities	1–3 yrs	B to Aaa; max 10% below Baa	0–30%

26	AMM Asset Allocation Fund Prospectus

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Intermediate Duration Bond Funds
PIMCO High Yield	Higher yielding fixed income securities	2–6 yrs	Caa to Aaa; min 80% below Baa subject to Max 5% Caa	Max 20%
PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	2–5 yrs	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return	Intermediate maturity fixed income securities	3–6 yrs	B to Aaa; max 10% below Baa	0–30%
PIMCO Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 yrs	Baa to Aaa	0%
Long Duration Bond Funds
PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 yrs	A to Aaa	30%
International Bond Funds
PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	25–75%(3)
PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	≥80%(3)
PIMCO Emerging Markets Bond	Emerging market fixed income securities	0–8 yrs	Max 15% below B	≥80%(3)
Real Return Bond Funds
PIMCO Real Return	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 10% below Baa	0–30%

(1) As rated by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2) Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

AMM Asset Allocation Fund Prospectus	27

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see “Investment Objectives and Policies” in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-927-4648.

Additional Underlying Funds

In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Trust’s Statement of Additional Information.

28	AMM Asset Allocation Fund Prospectus

Other Risk Information

Potential Conflicts of Interest

The Adviser has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Adviser does not charge an investment advisory fee for its asset allocation services, the Adviser and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, the Adviser has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. Similarly, because of Mr. Jelalian’s association with RCM Capital Management, Mr. Jelalian may have an incentive to invest the Fund’s assets in Underlying Funds sub-advised by RCM. The Adviser and Mr. Jelalian are legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

AMM Asset Allocation Fund Prospectus	29

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz. As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Portfolio Manager

The Adviser selects the Underlying Funds in which the Fund may invest and allocates the Fund’s assets among the Underlying Funds. Ara Jelalian is the individual at the Adviser primarily responsible for selecting and allocating the Fund’s assets among the Underlying Funds. The following provides information about Mr. Jelalian.

Portfolio Manager	Since	Recent Professional Experience

Ara J. Jelalian, CFA	November, 2002	Portfolio manager at Allianz Global Fund Management. Also, Director, Portfolio Manager of International/Global Equities at RCM. Mr. Jelalian is a senior member of the International Equity Team and is responsible for both portfolio and product management. In addition to managing specialty portfolios, he also leads the product enhancement and development effort. He joined RCM in 1998 after seven years with Capital Resources (formerly SEI Capital Resources), where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, he spent seven years as an International Economist with First Chicago Corporation, where he analyzed and forecast macroeconomic and financial trends in the major industrialized countries and consulted the bank’s clients and money management group (now UBS Brinson) on international markets.

30	AMM Asset Allocation Fund Prospectus

Advisory Fees

The Fund does not pay any fees to the Adviser under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Administrative Fees

The Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small funds. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Fund pays monthly administrative fees to the Adviser at an annual rate of 0.40%, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflect the administrative fee in effect beginning April 1, 2005. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Adviser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the

AMM Asset Allocation Fund Prospectus	31

Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.20% for Class A, B or C shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediares relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

Underlying Fund Expenses

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•	The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

32	AMM Asset Allocation Fund Prospectus

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in the Fund Summary above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses	Total Fund Operating Expenses
NACM International	0.60%	0.45%	0.00%	1.05%
PEA Growth	0.50	0.25	0.01	0.76
PEA Target	0.55	0.25	0.01	0.81
PEA Opportunity	0.65	0.25	0.01	0.91
RCM Targeted Core Growth	0.60	0.25	0.01	0.86
RCM Large-Cap Growth	0.45	0.25	0.01	0.71
RCM Mid-Cap	0.47	0.25	0.01	0.73
CCM Capital Appreciation	0.45	0.25	0.01	0.71
CCM Mid-Cap	0.45	0.25	0.01	0.71
CCM Emerging Companies	1.25	0.25	0.00	1.50
OCC Renaissance	0.60	0.25	0.01	0.86
OCC Value	0.45	0.25	0.01	0.71
NFJ Small-Cap Value	0.60	0.25	0.01	0.86
PIMCO StocksPLUS	0.40	0.25	0.00	0.65
RCM International Growth Equity	0.50	0.45	0.04	0.99
RCM Innovation	0.65	0.25	0.01	0.91
RCM Global Technology	0.95	0.30	0.01	1.26
PIMCO Money Market	0.12	0.20	0.00	0.32
PIMCO Short-Term	0.25	0.20	0.00	0.45
PIMCO Low Duration	0.25	0.18	0.00	0.43
PIMCO Moderate Duration	0.25	0.20	0.00	0.45
PIMCO Total Return	0.25	0.18	0.00	0.43
PIMCO Total Return II	0.25	0.25	0.00	0.50
PIMCO Long-Term U.S. Government	0.25	0.25	0.01	0.51

AMM Asset Allocation Fund Prospectus	33

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses	Total Fund Operating Expenses
PIMCO Global Bond (Unhedged)	0.25%	0.30%	0.01%	0.56%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.25	0.25	0.01	0.51
PIMCO Emerging Markets Bond	0.45	0.40	0.00	0.85
PIMCO High Yield	0.25	0.25	0.00	0.50
PIMCO Real Return	0.25	0.20	0.00	0.45

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

34	AMM Asset Allocation Fund Prospectus

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund, the PIMCO High Yield Fund and the PIMCO Real Return Fund. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Fund, the Underlying Funds, the Underlying Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of

AMM Asset Allocation Fund Prospectus	35

New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Fund or certain Underlying Funds during specified periods or as derivative actions on behalf of the Fund or certain Underlying Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the Fund, the Underlying Funds, the Underlying Funds’ the sub-advisers, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of certain of the Underlying Funds that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in certain of the Underling Funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Underlying Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund and the Underlying Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the Underlying Funds’ sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund or any of the Underlying Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Fund or any of the Underlying Funds

36	AMM Asset Allocation Fund Prospectus

or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Fund or any of the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Fund or any of the Underlying Funds or on the ability of PAFM, PAD or the Underlying Funds’ sub-advisers to perform their respective contracts with respect to the Fund or any of the Underlying Funds.

AMM Asset Allocation Fund Prospectus	37

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B

38	AMM Asset Allocation Fund Prospectus

shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

• For information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

AMM Asset Allocation Fund Prospectus	39

Initial Sales Charges
—Class A
Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

40	AMM Asset Allocation Fund Prospectus

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Fund may sell its Class A shares at net asset value without an initial sales charge to trustees of the Fund or the Underlying Funds; employees of the Adviser and Distributor; certain types of accounts or account holders, including, but not limited to: employees of participating brokers; certain trustees

AMM Asset Allocation Fund Prospectus	41

or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

42	AMM Asset Allocation Fund Prospectus

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

* After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated—

Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at

AMM Asset Allocation Fund Prospectus	43

an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated—

Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for

44	AMM Asset Allocation Fund Prospectus

the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

All Portfolios	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares purchased on or before

AMM Asset Allocation Fund Prospectus	45

December 31, 2001 or after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurances companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Fund. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10%

46	AMM Asset Allocation Fund Prospectus

of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund, the Adviser and the Underlying Funds’ Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Fund—Administrative Fees” above.

AMM Asset Allocation Fund Prospectus	47

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indexes. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at the Board’s direction.

Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. As a result, to the extent that the Fund invests in Underlying Funds that hold foreign securities, the NAV of the Fund’s shares may change at times when you can not purchase, redeem or exchange shares.

Fund and Underlying Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at their direction pursuant to procedures approved

48	AMM Asset Allocation Fund Prospectus

by the Board of Trustees. When fair valuing securities, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time an Underlying Fund’s NAV is calculated. The Fund’s use of fair valuation may also help to deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Underlying Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

AMM Asset Allocation Fund Prospectus	49

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

Allianz Funds and PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also

50	AMM Asset Allocation Fund Prospectus

independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

• Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares:

Initial Investment	Subsequent Investments
$5,000	$100

AMM Asset Allocation Fund Prospectus	51

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of the Fund for the same Class of shares of another series of the Trust or PIMCO Funds subject to any restrictions on exchanges set forth in the applicable fund’s or series’ prospectus(es). Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged.

See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the

52	AMM Asset Allocation Fund Prospectus

Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Fund and the Underlying Funds will not always be able to detect market timing activity, investors should not assume that the Fund or the Underlying Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or the Underlying Funds. For example, the ability of the Fund or the Underlying Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the applicable Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

AMM Asset Allocation Fund Prospectus	53

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

• Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

54	AMM Asset Allocation Fund Prospectus

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

AMM Asset Allocation Fund Prospectus	55

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you may incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the

56	AMM Asset Allocation Fund Prospectus

amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period beings with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees.  The Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Fund.

AMM Asset Allocation Fund Prospectus	57

• Waivers of Redemption Fees.  In the following situations, the Fund has elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

• Applicability of Redemption Fees in Certain Defined Contribution Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

58	AMM Asset Allocation Fund Prospectus

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of theses programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemental prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an

AMM Asset Allocation Fund Prospectus	59

individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

60	AMM Asset Allocation Fund Prospectus

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record quarterly.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

AMM Asset Allocation Fund Prospectus	61

Tax Consequences

Taxes on Fund distributions

If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

Taxes when you sell (redeem) or exchange your shares

Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund’s for shares of another series of the Trust, the transaction will be treated as a sale of the first Fund’s shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

62	AMM Asset Allocation Fund Prospectus

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Tax Basis Return of Capital
Class A
06/30/2004	$9.28	$0.24(a	)	$1.29 (a	)	$1.53	$(0.21)	$0.00
06/30/2003	9.24	0.25(a	)	0.03 (a	)	0.28	(0.24)	0.00
06/30/2002	9.92	0.37(a	)	(0.80	)(a)	(0.43)	(0.25)	0.00
06/30/2001	11.48	0.61(a	)	(0.80	)(a)	(0.19)	(0.59)	(0.09)
06/30/2000	11.27	0.56(a	)	0.44 (a	)	1.00	(0.35)	0.00
Class B
06/30/2004	9.25	0.17(a	)	1.29 (a	)	1.46	(0.16)	0.00
06/30/2003	9.21	0.18(a	)	0.04 (a	)	0.22	(0.18)	0.00
06/30/2002	9.90	0.32(a	)	(0.82	)(a)	(0.50)	(0.19)	0.00
06/30/2001	11.46	0.53(a	)	(0.80	)(a)	(0.27)	(0.52)	(0.08)
06/30/2000	11.25	0.48(a	)	0.44 (a	)	0.92	(0.27)	0.00
Class C
06/30/2004	9.25	0.16(a	)	1.26 (a	)	1.42	(0.12)	0.00
06/30/2003	9.21	0.18(a	)	0.03 (a	)	0.21	(0.17)	0.00
06/30/2002	9.89	0.32(a	)	(0.81	)(a)	(0.49)	(0.19)	0.00
06/30/2001	11.46	0.53(a	)	(0.81	)(a)	(0.28)	(0.52)	(0.08)
06/30/2000	11.24	0.48(a	)	0.44 (a	)	0.92	(0.26)	0.00

(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.

64	AMM Asset Allocation Fund Prospectus

Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.21)	$10.60	16.21%	$35,618	0.65%	2.34%	23%
0.00	(0.24)	9.28	3.15	11,675	0.65	2.86	13
0.00	(0.25)	9.24	(4.39)	4,867	0.65	3.77	24
(0.69)	(1.37)	9.92	(1.92)	3,044	0.65	5.65	39
(0.44)	(0.79)	11.48	9.15	2,170	0.65	4.96	44

0.00	(0.16)	10.55	15.39	62,692	1.40	1.64	23
0.00	(0.18)	9.25	2.44	15,617	1.40	2.10	13
0.00	(0.19)	9.21	(5.15)	10,675	1.40	3.29	24
(0.69)	(1.29)	9.90	(2.62)	5,038	1.40	4.90	39
(0.44)	(0.71)	11.46	8.36	4,415	1.40	4.21	44

0.00	(0.12)	10.55	15.35	100,419	1.40	1.61	23
0.00	(0.17)	9.25	2.40	39,761	1.40	2.10	13
0.00	(0.19)	9.21	(5.05)	32,778	1.40	3.34	24
(0.69)	(1.29)	9.89	(2.71)	13,349	1.40	4.90	39
(0.44)	(0.70)	11.46	8.41	10,376	1.40	4.22	44

AMM Asset Allocation Fund Prospectus	65

PIMCO Funds: Asset Allocation Fund

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. In addition, the current Trust prospectus and the prospectus of PIMCO Funds relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI, the financial statements included in the Fund’s most recent annual report to shareholders, and the Underlying Fund prospectuses are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund or the Underlying Funds, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, the Fund and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Fund and the Underlying Funds.

File No. 811-6161

Allianz Funds AMM Asset Allocation Fund

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105
Distributor	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

AZ048_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

RCM Funds

Share Classes Ins Institutional Adm Administrative	U.S. STOCK FUNDS RCM Large-Cap Growth Fund RCM Targeted Core Growth Fund RCM Mid-Cap Fund GLOBAL STOCK FUND	INTERNATIONAL STOCK FUND RCM International Growth Equity Fund SECTOR FUNDS RCM Global Resources Fund RCM Global Small-Cap Fund
Stock Funds and Fund Company Adopt Allianz Name	RCM Financial Services Fund

Effective April 1, 2005, the PIMCO Funds:

Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus.
This cover is not part of the Prospectus

RCM Funds Prospectus

Allianz Funds

November 1, 2004

(as revised, April 1, 2005)

Share Classes Institutional and Administrative

This prospectus describes 7 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, RCM Capital Management LLC, which is the Sub-Adviser for the Funds. Allianz Global Fund Management’s and RCM’s institutional heritage is reflected in the RCM Funds offered in this Prospectus.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Fund Name	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Domestic Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
	RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations
Global Funds	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of issuers located in at least three different countries	75–150	Same as the MSCI World Small-Cap Index
International Funds	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
Sector Funds	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Financial Services	Long-term capital appreciation	Equity securities of U.S. and non-U.S. financial services companies	25–75	All capitalizations

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

The RCM Tax-Managed Growth Fund recently changed its name to the “RCM Targeted Core Growth Fund.”

2	Allianz Funds

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Prospectus	3

RCM Financial Services Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. financial services companies Approximate Number of Holdings 25–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of financial services companies such as banks, savings and loan and thrift institutions, finance companies, brokerage and advisory firms, real estate related firms, insurance companies and financial holding companies. The Fund expects to invest in U.S. and non-U.S. financial services companies. In managing the portfolio, the portfolio management team focuses primarily on stock selection, however, consideration is given to industry and regional factors. Such factors may include industry consolidation, interest rate and currency policy in addition to legal and regulatory matters.

The portfolio management team evaluates the fundamental value and prospects for growth of individual companies and generally focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio management team makes use of internally and externally developed forecasts of economic growth, inflation, and interest rates to help identify those regions and individual countries (including countries with developing or “emerging market” economies) that are likely to offer the best investment opportunities. The portfolio management team bases its security selection on relative investment merits of each company, industry, and region and will not seek to duplicate the country or sector allocations the Fund’s benchmark. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may, on a limited basis, sell securities short and utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts, stock index futures contracts and put and call options) for investment and risk management purposes. The Fund may also use derivatives for leverage. The portfolio management team may trade securities actively, which could increase the Fund’s transaction costs (thus lowering performance) and increase taxable distributions.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Leveraging Risk
• Issuer Risk	• Sector Specific Risk	• Credit Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Management Risk
• Liquidity Risk	• Currency Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

4	Allianz Funds

RCM Financial Services Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%(1)

(1)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses(2)
Institutional Class	0.70%	None	0.73%	1.43%	(0.33)%	1.10%

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by the Class and 0.48% in organizational expenses based on estimated amounts for the Fund’s initial fiscal year and are based on estimated amounts for the current fiscal year.
(2)	Net Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.10% for Institutional Class shares during the Fund’s initial fiscal year (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts in future periods within three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s current fiscal year, are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Institutional Class	$112	$350

Prospectus	5

RCM Global Resources Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will invest in at least four countries including the United States.

The Fund’s portfolio management team will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing and valuation. Stock selection will be based on specific commodity, end market, and geographic exposure, operational and financial leverage as well as valuation.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries (including countries with developing or “emerging market” economies) that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth, rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts, stock index futures contracts and put and call options) primarily for risk management or hedging purposes. The Fund may also use derivatives for leverage. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Leveraging Risk
• Issuer Risk	• Sector Specific Risk	• Credit Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Management Risk
• Liquidity Risk	• Currency Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

6	Allianz Funds

RCM Global Resources Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%(1)

(1)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses(2)
Institutional Class	0.70%	None	0.83%	1.53%	(0.43)%	1.10%

(1)	Other Expenses reflects a 0.35% Administrative Fee paid by the Class and 0.48% in organizational expenses based on estimated amounts for the Fund’s initial fiscal year and are based on estimated amounts for the current fiscal year.
(2)	Net Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.10% for Institutional Class shares during the Fund’s initial fiscal year (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts in future periods within three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s current fiscal year, are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Institutional Class	$112	$350

Prospectus	7

RCM Global Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Capitalization Range Same as the MSCI World Small-Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities which as of September 30, 2004 would permit the Fund to maintain a weighted-average market capitalization ranging from $600 million to $2.4 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk	• Derivatives Risk • Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

8	Allianz Funds

RCM Global Small-Cap Fund (continued)

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	64.80%

	Lowest (3rd Qtr. ‘01)	-26.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Institutional Class — Before Taxes(1)	22.97%	0.62%	15.46%
Institutional Class — After Taxes on Distributions(1)	22.97%	0.20%	13.78%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	14.93%	0.31%	12.67%
MSCI World Small-Cap Index(2)	24.72%	10.65%	8.71%
Lipper Global Small/Mid Cap Growth Funds Average(3)	19.78%	-1.92%	7.01%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International World Small-Cap Index (“MSCI-WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
(3)	The Lipper Global Small/Mid Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity in both U.S. and non-U.S. companies with market capitalizations less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	1.00%	None	0.35%	1.35%

(1)	Other Expenses reflects a 0.35% Administrative Fee.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$137	$428	$739	$1,624

Prospectus	9

RCM International Growth Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50–115	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI EAFE Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Credit Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

10	Allianz Funds

RCM International Growth Equity Fund (continued)

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on May 22, 1995. The information provides some indication of the risks of investing in the Fund showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	41.32%

	Lowest (1st Qtr. ’01)	-18.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (5/22/95)(5)
Institutional Class — Before Taxes(1)	15.53%	-9.93%	5.96%
Institutional Class — After Taxes on Distributions(1)	15.34%	-11.01%	4.30%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	10.33%	-8.55%	4.43%
Administrative Class	15.19%	-10.31%	5.60%
MSCI-EAFE Index(2)	20.70%	-0.80%	5.72%
MSCI-EAFE Growth Index(3)	16.48%	-5.77%	2.97%
Lipper International Large Cap Growth Funds Average(4)	13.42%	-6.99%	4.05%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Morgan Stanley Capital International Europe Australasia Far East (“MCSI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
(3)	The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. The MSCI EAFE Growth Index replaced the MSCI All Country World Free Index as a comparative index because the Adviser believes the MSCI EAFE Index is more representative of the Fund’s strategies. For the periods ended December 31, 2004, the 1 Year, 5 Years and Fund Inception average annual total returns of the MSCI All Country World Free Index were 21.38%, 0.02% and 5.88%, respectively.
(4)	The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in non-U.S. companies with market capitalizations greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. It does not take into account sales charges.
(5)	The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.50%	None	0.49%	0.99%
Administrative	0.50	0.25%	0.49	1.24

(1)	Other Expenses reflects a 0.45% Administrative Fee and 0.04% in trustees’ and interest expense paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$101	$315	$547	$1,213
Administrative	126	393	681	1,500

Prospectus	11

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Larger capitalization equity securities Approximate Number of Holdings 45–85	Approximate Capitalization Range At least $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Liquidity Risk	• Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Currency Risk	• Emerging Markets Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’98)	29.25%

	Lowest (1st Qtr. ’01)	-19.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Institutional Class — Before Taxes(1)	7.01%	-6.88%	8.56%
Institutional Class — After Taxes on Distributions(1)	6.96%	-7.07%	7.08%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	4.62%	-5.75%	6.91%
Administrative Class	6.73%	-7.03%	8.31%
S&P 500 Index(2)	10.88%	-2.30%	7.98%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	4.91%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.26	0.96

(1)	Other Expenses reflects a 0.30% Administrative Fee paid by each class and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	98	306	531	1,178

Prospectus	13

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalization equity securities Approximate Number of Holdings 85–125	Approximate Capitalization Range Russell Mid-Cap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk	• Liquidity Risk • Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc., (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on November 6, 1979. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	42.23%

	Lowest (4th Qtr. ’00)	-25.04%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (11/6/79)(4)
Institutional Class — Before Taxes(1)	14.71%	-3.66%	11.15%	15.91%
Institutional Class — After Taxes on Distributions(1)	14.71%	-7.95%	4.99%	10.57%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	9.56%	-5.07%	6.35%	11.11%
Administrative Class	14.41%	-3.97%	10.84%	15.60%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	11.98%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	12.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the Russell Mid-Cap Growth Index comparisons represent the return of the Russell Mid-Cap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.47%	None	0.26%	0.73%
Administrative	0.47	0.25%	0.26	0.98

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$75	$233	$406	$906
Administrative	100	312	542	1,201

Prospectus	15

RCM Targeted Core Growth Fund

Principal Investments and Strategies	Investment Objective Seeks after-tax growth of capital	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 25–65	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities (though generally the Fund will not invest more than 10% of its assets in such securities). This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Tax-Managed Growth Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk	• Liquidity Risk • Derivatives Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Sector Specific Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM Targeted Core Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	31.98%

	Lowest (1st Qtr. ’01)	-18.29%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/30/98)(4)
Institutional Class — Before Taxes(1)	6.99%	-5.44%	2.39%
Institutional Class — After Taxes on Distributions(1)	6.99%	-5.44%	2.28%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	4.54%	-4.55%	1.98%
S&P 500 Index(2)	10.88%	-2.30%	1.25%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	-1.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.26%	0.86%

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by the class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$88	$274	$477	$1,061

Prospectus	17

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio management team or portfolio manager believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The RCM Global Small-Cap Fund, in particular, and the RCM International Growth Equity and RCM Targeted Core Growth Funds generally have substantial exposure to this risk. The RCM Mid-Cap Fund also has significant exposure to this risk because it invests substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). The securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

18	Allianz Funds

Derivatives Risk

All of the Funds except the RCM Mid-Cap Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Services Related Risk. Because the RCM Financial Services Fund concentrates its investments in the financial services industries and the RCM International Growth Equity Fund may from time to time invest a significant portion of its assets in the financial services industries, factors that affect the financial services sector may have a greater effect on those Funds than they would on a fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive governmental regulation, availability and cost of capital funds, changes in interest rates and price competition, all of which may affect financial services companies business lines or profitability. Monetary policy determined by local and international banking authorities can have significant impact, both positive and negative, on financial service companies. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies are subject to price competition and may be impacted by events or trends such as natural catastrophes, mortality rates or recessions. Brokerage firms’ profitability can be affected by government regulation, stock or bond activity and the operating leverage inherent in companies in the industry.

Natural Resources Related Risk. Because the RCM Global Resources Fund concentrates its investments in the natural resources industries, factors that affect the natural resources industries may have a greater effect on that Fund than they would on a fund that is more diversified among a number of unrelated industries. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Healthcare Related Risk. Certain of the Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds may make significant investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk. Some Funds such as the RCM Global Small-Cap, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds, may be subject to technology related risks to the extent they invest a substantial portion of their assets in technology or technology-related companies. These risks include the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Prospectus	19

Foreign (non-U.S.) Investment Risk

A Fund that invests in foreign securities, and particularly the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap and RCM International Growth Equity Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds may invest their assets in foreign securities, although such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap or RCM International Growth Equity Fund, invests a significant portion of its assets in a particular currency or a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Specifically, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The RCM Global Small-Cap, RCM International Growth Equity and RCM Large-Cap Growth Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Certain of the Funds will invest a significant portion of their assets in securities that trade in or receive revenues in foreign currencies. Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The RCM Financial Services, RCM Global Resources, RCM Global Small-Cap and RCM International Growth Equity Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Financial Services, RCM International Growth Equity and RCM Global Resources Funds, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Global Small-Cap Fund may be subject to increased risk to the extent that it focuses its investments in securities denominated in a particular foreign currency or in a narrowly

20	Allianz Funds

defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. The RCM Financial Services Fund is vulnerable to events affecting companies in the financial services industry because this Fund normally focuses its investments in that industry. The RCM Global Resources Fund is vulnerable to events affecting companies in the natural resources industry because this Fund normally focuses its investments in such industry. As a result, the Funds’ shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector, See “Financial Services Risk” and “Natural Resources Risk” above. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Certain of the Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Prospectus	21

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained its investment management affiliate (the “Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage each Fund’s investments. The Adviser has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM Large-Cap Growth Fund	0.45%
RCM Mid-Cap Fund	0.47%
RCM International Growth Equity Fund	0.50%
RCM Targeted Core Growth Fund	0.60%
RCM Financial Services* and RCM Global Resources* Funds	0.70%
RCM Global Small-Cap Fund	1.00%

*	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the fee rate payable for the current fiscal year.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. Allianz Global Fund Management, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional and Administrative Class shareholders of the Funds pay Allianz Global Fund Management monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees
RCM Mid-Cap, RCM Financial Services and RCM Targeted Core Growth Funds	0.25%
RCM Large-Cap Growth Fund	0.30%
RCM Global Resources and RCM Global Small-Cap Funds	0.35%
RCM International Growth Equity Fund	0.45%

22	Allianz Funds

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.05% with respect to Administrative Class shares plus a 0.25% trailing commission and up to 0.05% with respect to Institutional Class shares) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz. RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

The RCM Financial Services Research Team is primarily responsible for the day-to-day management of the Financial Services Fund.

The RCM Global Industries Research Team is primarily responsible for the day-to-day management of the RCM Global Resources Fund.

The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Targeted Core Growth Fund.

The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small-Cap Fund.

The International Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

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Distributor

The Trust’s Distributor is PA Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-adviser, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the

24	Allianz Funds

Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-adviser, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-adviser) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-adviser) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the sub-adviser to perform their respective contracts with respect to the Funds.

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Investment Options—

Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•	Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class Shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•	Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•	Payments to Financial Firms. Some or all of the service and distribution fees imposed on Administrative Class shares described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be

26	Allianz Funds

significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described in this paragraph are generally not made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

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Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

•	Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•	Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services-Midwest (the “Transfer Agent”), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•	Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, BFDS Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

28	Allianz Funds

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•	Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices described below under “Abusive Trading Practices” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

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Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

•

Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s

30	Allianz Funds

account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•	Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•	Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in

Prospectus	31

writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of

32	Allianz Funds

the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Funds.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares are Priced

The net asset value (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reputed sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

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Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares.

Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

•	Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•	Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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•	A Note on the RCM Targeted Core Growth Fund. The RCM Targeted Core Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap and RCM International Growth Equity Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the portfolio management teams and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Financial Services Companies.  The RCM Financial Services Fund concentrates its investments in companies in the financial services industries. Events may occur which significantly affect the financial services industries as a whole or a particular segment of the industries (such as banking, insurance or consumer financial services) in which that Fund invests. Factors affecting financial services companies include high sensitivity to interest rate fluctuations, inflation, the availability and cost of capital and other conditions that affect the capital markets and the economy in general. Due to these sensitivities, the values of securities issued by financial services companies may decline more in response to deteriorating economic conditions than the securities of other companies. The performance and profitability of financial services companies are also affected by extensive governmental regulation of the financial industry and intense competition in the relevant marketplace. Accordingly, the RCM Financial Services Fund’s shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate in a particular industry or economic sector.

Natural Resources.  The RCM Global Resources Fund concentrates its investments in companies in the natural resources industries—including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities. The natural resources industries

36	Allianz Funds

can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which can affect product pricing, costs, and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Under normal market conditions, the RCM Funds will invest primarily in equity securities. In addition, the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Large-Cap Growth, RCM International Growth Equity and RCM Targeted Core Growth Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. There is no limit on the average maturity of the debt securities in the RCM Funds’ portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities, which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

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Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap Fund, in particular, generally invests primarily in smaller companies and are especially sensitive to the risks described below. In addition, the RCM International Growth Equity and RCM Targeted Core Growth Funds generally have substantial exposure to these risks. The RCM Mid-Cap Fund also has significant exposure to these risks because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The Funds invest in the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. The Sub-Adviser expects that the Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when the Sub-Adviser believes that such securities meet a Fund’s investment criteria. The Funds also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded

38	Allianz Funds

in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. The RCM Global Small-Cap, RCM International Growth Equity and RCM Large-Cap Growth Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the RCM Global Small-Cap and RCM International Growth Equity Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The RCM Financial Services, RCM Global Resources, RCM Global Small-Cap and RCM International Growth Equity Funds are particularly sensitive to this risk.

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Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Targeted Core Growth Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Targeted Core Growth Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Common Stocks

Common stock represents an ownership interest in a company. Depending on how a company is organized, “common stock” may include shares in a corporation, partnership interests, interests in a limited liability company or trust, or other types of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio management team believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio management team’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio management team has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

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Companies that a Fund’s portfolio management team believes are undergoing positive change and whose stock the portfolio management team believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio management team’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio management team has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Depending on how a company is organized, “common stock” may include shares in a corporation, partnership interests, interests in a limited liability company or trust, or other types of ownership interests.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except the RCM Mid-Cap Fund) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager or portfolio management team may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

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understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including

42	Allianz Funds

convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund, particularly the RCM Financial Services Fund, may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

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Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short- term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% (10% in the case of the RCM International Growth Equity Fund and 5% for the RCM Mid-Cap Fund) of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Funds may invest in securities of other investment companies, such as closed-end management investment companies and exchange traded funds, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund, particularly the RCM Financial Services Fund, may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (i.e., in excess of 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. During the most recently completed fiscal year, each of the RCM Global Small-Cap and RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

Each Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small Cap and RCM Global Technology Funds must all invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity, RCM Large-Cap Growth and RCM Mid-Cap Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

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New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. The financial information shown below for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc. which were reorganized into the Fund on February 1, 2002. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are available without charge upon request from the Distributor and incorporated by reference into the SAI.

Fiscal Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments
RCM Large-Cap Growth Fund
Institutional Class
06/30/04	$10.95	$0.04	(a)	$1.30	(a)	$1.34	$0.05	$0.00
06/30/03	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00
06/30/02	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00
1/1/01 – 6/30/01	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00
12/31/00	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)
12/31/99	16.14	(0.05	)(a)	6.95	(a)	6.90	0.00	(3.97)
Administrative Class
06/30/04	10.94	0.01	(a)	1.30	(a)	1.31	(0.04)	0.00
06/30/03	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00
02/05/2002 – 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00
RCM Targeted Core Growth Fund(i)
Institutional Class
06/30/04	$9.50	$0.02	(a)	$1.37	(a)	$1.39	$0.00	$0.00
06/30/03	9.45	0.03	(a)	0.02	(a)	0.05	0.00	0.00
06/30/02	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00
1/1/01 – 6/30/01	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00
12/31/00	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00
12/31/99	10.00	(0.06	)(a)	5.28	(a)	5.22	0.00	(0.23)
RCM Mid-Cap Fund
Institutional Class
06/30/04	$2.09	$(0.01	)(a)	$0.47	(a)	$0.46	$0.00	$0.00
06/30/03	2.01	(0.01	)(a)	0.09	(a)	0.08	0.00	0.00
06/30/02	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00
1/1/01 – 6/30/01	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00
12/31/00	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)
12/31/99	5.87	(0.01	)(a)	3.42	(a)	3.41	0.00	(1.26)
Administrative Class
06/30/04	2.07	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00
06/30/03	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00
RCM Global Small-Cap Fund
Institutional Class
06/30/04	$13.66	$(0.05	)(a)	$6.24	(a)	$6.19	$0.00	$0.00
06/30/03	13.27	(0.06	)(a)	0.41	(a)	0.35	0.00	0.00
06/30/02	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00
1/1/01 – 6/30/01	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00
12/31/00	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)
12/31/99	12.37	(0.17	)(a)	12.96	(a)	12.79	0.00	(1.78)
RCM International Growth Equity Fund
Institutional Class
06/30/04	$7.52	$0.09	(a)	$1.95	(a)	$2.04	$(0.12)	$0.00
06/30/03	8.34	0.06	(a)	(0.88	)(a)	(0.82)	(0.06)	0.00
06/30/02	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00
1/1/01 – 6/30/01	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00
12/31/00	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)
12/31/99	14.98	0.02	(a)	8.91	(a)	8.93	(0.17)	(1.40)
Administrative Class
06/30/04	7.46	0.05	(a)	1.95	(a)	2.00	(0.10)	0.00
06/30/03	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00
02/05/2002 – 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00

(i)	Formerly the RCM Tax-Managed Growth Fund.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(c)	Ratio of expenses to average net assets excluding trustees’ expenses is 0.77%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.

46	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.05)	$0.00		$12.24	12.25%	$350,355	0.76	%(h)	0.76	%(h)	0.33%		82%
(0.01)	(0.04)	0.00		10.95	0.41	276,210	0.75		0.75		0.58		25
0.00	(0.02)	0.00		10.95	(22.68)	173,021	0.75		0.83		0.33		36
0.00	0.00	0.00		14.18	(16.05)	56,196	0.75	*	1.05	*	0.16	*	19
0.00	(0.61)	0.00		16.89	(8.37)	41,741	0.88		1.37		(0.13)		42
0.00	(3.97)	0.00		19.07	44.84	14,898	0.95		2.45		(0.26)		109

0.00	(0.04)	0.00		12.21	11.95	84,940	1.01	(i)	1.01	(i)	0.09		82
0.00	(0.03)	0.00		10.94	0.30	77,886	1.00		1.00		0.36		25
0.00	(0.00)	0.00		10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05	) *	36

$0.00	$0.00	$0.00		$10.89	14.63%	$4,083	0.91	%(b)	0.91	%(b)	0.17%		92%
0.00	0.00	0.00		9.50	0.53	3,041	0.91	(b)	0.91	(b)	0.28		74
0.00	0.00	0.00		9.45	(19.98)	2,825	1.14		2.47		(0.10)		68
0.00	0.00	0.18	(a)	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31	) *	40
0.00	0.00	0.00		13.78	(8.07)	25,774	1.25		1.58		(0.58)		85
0.00	(0.23)	0.00		14.99	52.44	1,499	1.25		14.36		(0.47)		43

$0.00	$0.00	$0.00		$2.55	22.01%	$224,577	0.78	%(c)	0.78	%(c)	(0.36)%		145%
0.00	0.00	0.00		2.09	3.98	224,615	0.78	(c)	0.78	(c)	(0.46)		132
0.00	0.00	0.00		2.01	(27.70)	350,827	0.77		0.81		(0.47)		142
0.00	0.00	0.00		2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27	) *	76
0.00	(4.85)	0.00		3.33	1.25	890,883	0.00		0.76		(0.41)		193
0.00	(1.26)	0.00		8.02	60.18	1,357,489	0.00		0.77		(0.22)		198

0.00	0.00	0.00		2.53	22.22	11	1.03	(g)	1.03	(g)	(0.60)		145
0.00	0.00	0.00		2.07	3.50	9	1.04	(g)	1.04	(g)	(0.69)		132
0.00	0.00	0.00		2.00	(12.28)	9	1.02	*	1.02	*	(0.86	) *	142

$0.00	$0.00	$0.01	(a)	$19.86	45.39%	$12,749	1.40%		1.40%		(0.25)%		111%
0.00	0.00	0.04	(a)	13.66	2.94	3,964	1.41	(f)	1.41	(f)	(0.47)		183
0.00	0.00	0.00		13.27	(18.09)	5,354	1.61		2.46		(1.04)		326
0.00	0.00	0.00		16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06	) *	134
0.00	(1.50)	0.00		18.63	(13.88)	17,804	1.50		1.70		(0.84)		202
0.00	(1.78)	0.00		23.38	104.63	24,073	1.50		4.10		(1.13)		162

$0.00	$(0.12)	$0.01	(a)	$9.45	27.31%	$40,343	1.04	%(e)	1.04	%(d)	1.05%		90%
0.00	(0.06)	0.06	(a)	7.52	(9.02)	20,803	1.09	(i)	1.09	(i)	0.83		86
0.00	(0.25)	0.00		8.34	(22.56)	72,858	1.08		1.17		0.17		261
0.00	0.00	0.00		11.07	(20.09)	182,271	1.00	*	1.04	*	0.62	*	84
0.00	(2.49)	0.00		13.84	(26.76)	225,278	1.00		1.00		(0.04)		162
0.00	(1.57)	0.00		22.34	60.66	285,561	1.00		1.06		0.12		140

0.00	(0.10)	0.00		9.36	26.93	335	1.29	(d)	1.29	(d)	0.56		90
0.00	(0.03)	0.00		7.46	(10.01)	482	1.36	(d)	1.36	(d)	0.24		86
0.00	0.00	0.00		8.33	0.12	12,166	1.42	*	1.42	*	1.19	*	261

(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.

Prospectus	47

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services–Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Trust, including the operations and investment policies. It is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.

Annual and Semi-Annual Reports

The annual and semi-annual reports to share-holders include additional information about the Funds. The financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

How To Obtain Copies

You can obtain copies of the SAI and the Funds’ annual and semi-annual reports by contacting the Trust or the SEC. All materials from the Trust are free; the SEC charges a duplicating fee. You can also review these materials in person at the

SEC’s Public Reference Room or by computer using the SEC’s EDGAR database at www.sec.gov.

SEC File Number 811-6161

Securities and Exchange Commission

Washington, D.C. 20549-0102

800-SEC-0330 (Public Reference Section)

202-942-8090

www.sec.gov

publicinfo@sec.gov

You can obtain free copies of the SAI, or request other information and discuss your questions about the Funds, by contacting the Trust at:

Allianz Funds:

840 Newport Center Drive

Newport Beach, CA 92660

1-800-498-5413

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161	15-21330-04

Allianz Funds

840 Newport Center Drive

Newport Beach, CA 92660

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

Domestic Stock Funds

Share Classes A B C	VALUE STOCK FUNDS NFJ Dividend Value Fund NFJ Large-Cap Value Fund OCC Value Fund	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund RCM Targeted Core Growth Fund PEA Growth Fund NACM Growth Fund RCM Mid-Cap Fund PEA Target Fund PEA Opportunity Fund

Stock Funds and Fund

Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund BLEND STOCK FUNDS PEA Growth & Income Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund
Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.	The cover is not part of the prospectus.

Allianz Funds Prospectus

Domestic Stock Funds

Allianz Funds

November 1, 2004

(as revised, April 1, 2005)

Share Classes

A, B and C

This Prospectus describes 15 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations
	PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–65	At least $5 billion
	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
	PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100	Between $1 billion and $10 billion
	PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion
Blend Stock Funds	PEA Growth & Income	Long-term growth of capital and current income	Common stocks of companies with market capitalizations of greater than $5 billion	50–80	Greater than $5 billion
	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)
Value Stock Funds	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion
	NFJ Dividend Value	Current income as a primary objective; long-term growth of capital is a secondary objective	Income producing common stocks of companies with market capitalizations of more than $2 billion	40–50	Generally, more than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Common stocks of large-capitalization companies that are undervalued relative to the market and their industry groups	40–50	Largest 250 publicly traded U.S. companies
	NACM Flex-Cap Value	Long-term capital appreciation	Equity securities of U.S. companies that are undervalued in the marketplace	50–75	All capitalizations
	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100–150	Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005)

2	Allianz Funds

Summary Information (continued)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

The RCM Tax-Managed Growth Fund recently changed its name to the “RCM Targeted Core Growth Fund.”

Prospectus	3

CCM Capital Appreciation Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range At least $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top 20% of the stocks in the screened universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales earnings. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Credit Risk
• Issuer Risk	• Focused Investment Risk	• Management Risk
• Value Securities Risk	• Technology Related Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.73%

	Lowest (07/01/02–9/30/02)	-15.92%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(4)
Class A — Before Taxes(1)	5.95%	-1.22%	12.00%	11.60%
Class A — After Taxes on Distributions(1)	5.88%	-3.03%	9.52%	9.45%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	3.95%	-1.85%	9.47%	9.32%
Class B	6.29%	-1.14%	12.06%	11.64%
Class C	10.29%	-0.85%	11.80%	11.23%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	11.26%
Lipper Multi-Cap Growth Funds Average(3)	10.89%	-7.07%	10.58%	11.01%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred by Class A shares and 0.01% in trustees’ and interest expense incurred by Class B and C shares, in each case during the most recently completed fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	5

CCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range More than $500 million (excluding the 200 largest capitalization companies) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund’s capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Growth Securities Risk • Smaller Company Risk • Liquidity Risk	• Focused Investment Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.65%

	Lowest (7/1/98–9/30/98)	-14.50%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class A — Before Taxes(1)	11.74%	3.62%	12.49%	11.87%
Class A — After Taxes on Distributions(1)	11.74%	1.63%	10.30%	10.16%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.63%	2.02%	9.84%	9.70%
Class B	12.43%	3.71%	12.54%	11.91%
Class C	16.37%	4.01%	12.29%	11.51%
Russell Mid-Cap Index(2)	20.23%	7.60%	14.50%	13.57%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.75%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.

(3)   The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invests principally in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.

(4)   The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)   Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(2)   The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)   The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(4)   The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	7

NACM Flex-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Equity securities of U.S. companies that are undervalued in the marketplace Approximate Number of Holdings 50–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Credit Risk
• Issuer Risk	• Leveraging Risk	• Management Risk
• Value Securities Risk • Focused Investment Risk	• Smaller Company Risk	• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Flex-Cap Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.93%

	Lowest (1/1/03–3/31/03)	-4.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	13.73%	24.72%
Class A — After Taxes on Distributions(1)	12.34%	23.23%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	9.46%	20.64%
Class B	14.46%	25.77%
Class C	18.46%	26.64%
Russell 3000 Value Index(2)	16.94%	18.20%
Lipper Multi-Cap Value Funds Average(3)	14.51%	16.69%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.40%	1.30%
Class B	0.65	1.00	0.40	2.05
Class C	0.65	1.00	0.40	2.05

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$675	$939	$1,224	$2,032	$675	$939	$1,224	$2,032
Class B	708	943	1,303	2,097	208	643	1,103	2,097
Class C	308	643	1,103	2,379	208	643	1,103	2,379

Prospectus	9

NACM Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Large Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 50–80	Approximate Capitalization Range Upper 90% of the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($4.5 billion and greater as of December 31, 2004). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Fund’s portfolio managers focus on identifying the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk	• Liquidity Risk • Credit Risk • Derivatives Risk	• Leveraging Risk • Management Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/03–12/31/03)	13.01%

	Lowest (7/1/04–9/30/04)	-1.84%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	5.18%	10.09%
Class A — After Taxes on Distributions(1)	4.81%	9.84%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	3.81%	8.62%
Class B	5.49%	10.78%
Class C	9.40%	11.79%
Russell 1000 Growth Index(2)	6.30%	12.45%
Lipper Large-Cap Growth Funds Average(3)	7.21%	11.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.41%	1.16%
Class B	0.50	1.00	0.40	1.90
Class C	0.50	1.00	0.41	1.91

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred by Class A and Class C shares during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$662	$898	$1,153	$1,881	$662	$898	$1,153	$1,881
Class B	693	897	1,226	1,939	193	597	1,026	1,939
Class C	294	600	1,032	2,233	194	600	1,032	2,233

Prospectus	11

NFJ Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks current income as a primary objective; long-term growth of capital is a secondary objective Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–50	Approximate Capitalization Range Generally, more than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund’s initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Credit Risk • Management Risk • Focused Investment Risk	• Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (10/31/01), performance information shown in the bar chart and Average Annual Total Returns table shows performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.37%

	Lowest (7/1/02–9/30/02)	-17.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Portfolio Inception (5/8/00)(4)
Class A — Before Taxes(1)	7.62%	10.59%
Class A — After Taxes on Distributions(1)	7.07%	8.77%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.51%	8.18%
Class B	8.05%	10.84%
Class C	12.02%	11.11%
Russell 1000 Value Index(2)	16.49%	5.81%
Lipper Equity Income Funds Average(3)	12.65%	4.79%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88% and -2.29%, respectively.
(3)	The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)	The Portfolio began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.40%	1.10%
Class B	0.45	1.00	0.40	1.85
Class C	0.45	1.00	0.40	1.85

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$656	$880	$1,123	$1,816	$656	$880	$1,123	$1,816
Class B	688	882	1,201	1,881	188	582	1,001	1,881
Class C	288	582	1,001	2,169	188	582	1,001	2,169

Prospectus	13

NFJ Large-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks Fund Category Value Stocks	Fund Focus Undervalued larger capitalization common stocks Approximate Number of Holdings 40–50	Approximate Capitalization Range Largest 250 publicly traded companies Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities issued by large-capitalization companies, which the Fund considers to be 250 largest publicly traded companies (in terms of market capitalization) in the United States, including American Depository Receipts (ADRs) (i.e., market capitalization of approximately $10 billion and greater as of September 30, 2004). The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The Fund classifies its investment universe of the 250 largest companies by industry. The portfolio managers then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 100 candidates, the portfolio managers select approximately 40–50 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund’s portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk Value • Securities Risk	• Credit Risk • Management Risk	• Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” in the Prospectus for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (7/19/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.20%

	Lowest (7/1/02–9/30/02)	-18.20%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Since Inception (5/8/00)(4)
Class A — Before Taxes(1)	10.11%	9.92%
Class A — After Taxes on Distributions(1)	8.84%	8.61%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.11%	7.82%
Class B	10.60%	10.15%
Class C	14.63%	10.46%
Russell Top 200 Value Index(2)	13.34%	2.38%
Lipper Large-Cap Value Funds	11.83%	3.43%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index. The Russell Top 200 Value Index replaced the Russell Mid-Cap Value Index as the Fund’s primary comparative index because the Adviser believes the Russell Top 200 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the Russell Mid-Cap Value Index were 23.70% and 14.15%, respectively.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Prospectus.
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.40%	1.10%
Class B	0.45	1.00	0.40	1.85%
Class C	0.45	1.00	0.40	1.85%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$656	$880	$1,123	$1,816	$656	$880	$1,123	$1,816
Class B	688	882	1,201	1,881	188	582	1,001	1,881
Class C	288	582	1,001	2,169	188	582	1,001	2,169

Prospectus	15

NFJ Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued smaller capitalization common stocks Approximate Number of Holdings 100–150	Approximate Capitalization Range Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

The Fund’s initial selection universe consists of approximately 4,500 stocks of companies within the Fund’s capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Smaller Company Risk • Liquidity Risk • Focused Investment Risk	• Credit Risk • Management Risk • Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.28%

	Lowest (7/1/98–9/30/98)	-18.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class A — Before Taxes(1)	16.31%	17.42%	14.94%	13.72%
Class A — After Taxes on Distributions(1)	14.92%	16.69%	13.20%	11.81%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	11.87%	15.05%	12.27%	11.09%
Class B	17.15%	17.68%	15.00%	13.76%
Class C	21.17%	17.88%	14.74%	13.36%
Russell 2000 Value Index(2)	22.25%	17.23%	15.56%	15.70%
Lipper Small-Cap Value Funds Average(3)	20.80%	16.29%	14.29%	13.94%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund’s primary comparative index because the Adviser believes the Russell 2000 Value Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the Russell 2000 Index were 18.32%, 6.61%, 11.53% and 11.74%, respectively.
(3)	The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.
(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.41	2.01
Class C	0.60	1.00	0.41	2.01
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	2,054	204	630	1,083	2,054
Class C	304	630	1,083	2,338	204	630	1,083	2,338

Prospectus	17

OCC Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued larger capitalization stocks with improving fundamentals Approximate Number of Holdings 35–60	Approximate Capitalization Range More than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Foreign Investment Risk • Currency Risk • Focused Investment Risk	• Credit Risk • Management Risk • Leveraging Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to the date of this prospectus, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.34%

	Lowest (7/1/02–9/30/02)	-27.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class A — Before Taxes(1)	10.74%	12.43%	15.62%	13.79%
Class A — After Taxes on Distributions(1)	9.95%	10.69%	12.38%	10.66%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.33%	9.71%	11.79%	10.23%
Class B	11.31%	12.62%	15.68%	13.83%
Class C	15.31%	12.86%	15.41%	13.44%
Russell 1000 Value Index(2)	16.49%	5.27%	13.83%	12.84%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.21%	11.29%	10.72%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	19

PEA Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–65	Approximate Capitalization Range At least $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Technology Related Risk	• Derivatives Risk
• Growth Securities Risk	• Focused Investment Risk	• Leveraging Risk
• Foreign Investment Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (10/26/90) and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

PEA Growth Fund (continued)

Calendar Year Total Returns — Class C Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.21%

	Lowest (1/1/01–3/31/01)	-23.69%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class A — Before Taxes(1)	3.42%	-11.02%	7.48%	11.80%
Class A — After Taxes on Distributions(1)	3.42%	-11.28%	5.53%	9.60%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.22%	-8.98%	5.83%	9.56%
Class B	3.64%	-11.01%	7.50%	11.83%
Class C	7.70%	-10.67%	7.26%	11.27%
Russell 1000 Growth Index(2)	6.30%	-9.29%	9.59%	11.90%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	8.56%	10.45%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88%, -2.30%, 12.07% and 13.21%, respectively.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.41%	1.16%
Class B	0.50	1.00	0.41	1.91
Class C	0.50	1.00	0.41	1.91

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$662	$898	$1,153	$1,881	$662	$898	$1,153	$1,881
Class B	694	900	1,232	1,946	194	600	1,032	1,946
Class C	294	600	1,032	2,233	194	600	1,032	2,233

Prospectus	21

PEA Growth & Income Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Blend Stocks	Fund Focus Large capitalization common stocks Approximate Number of Holdings 50–80	Approximate Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund can invest up to 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

When selecting securities for the Fund, the portfolio managers seek to identify companies that strike a balance of superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability, consistent and predictable earnings and reasonable valuation. Through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

To provide current income, the portfolio managers also seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities (“junk bonds”) rated at least B by Standard & Poor’s Rating Services or Moody’s Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

The Fund’s portfolio managers may choose to sell a security when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers’ estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Value Securities Risk • Leveraging Risk	• Liquidity Risk • Foreign Investment Risk • Currency Risk • Focused Investment Risk • Technology Related Risk	• Fixed Income Risk • High Yield Risk • Credit Risk • Management Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. For the periods prior to the inception of the Fund’s Class A shares (7/31/00), performance information shown in the bar chart shows performance of the Fund’s Institutional Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For the periods prior to the inception of the Fund’s Class A, B and C Shares (7/31/00), performance information shown in the Average Annual Total Returns table shows performance of the Fund’s Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information below for periods prior to August 1, 2000, reflects the Fund’s advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2002; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

PEA Growth & Income Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.99%

	Lowest (7/1/01–9/30/01)	-22.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class A — Before Taxes(1)	1.47%	-1.54%	12.38%	12.37%
Class A — After Taxes on Distributions(1)	1.32%	-3.64%	7.28%	7.27%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	1.14%	-2.34%	7.79%	7.79%
Class B	1.49%	-1.45%	12.44%	12.42%
Class C	5.48%	-1.17%	12.18%	12.17%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	12.07%
Lipper Large-Cap Core Funds Average(3)	7.80%	-3.35%	10.07%	10.07%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.40	2.01
Class C	0.60	1.00	0.40	2.01

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	2,054	204	630	1,083	2,054
Class C	304	630	1,083	2,238	204	630	1,083	2,338

Prospectus	23

PEA Opportunity Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 80–120	Approximate Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • IPO Risk	• Liquidity Risk • Foreign Investment Risk • Currency Risk • Technology Related Risk • Focused Investment Risk	• Credit Risk • Management Risk • Leveraging Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

PEA Opportunity Fund (continued)

Calendar Year Total Returns — Class C

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/01/99–12/31/99)	45.70%

	Lowest (7/1/01–9/30/01)	-31.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class A — Before Taxes(1)	6.06%	-3.07%	8.28%	13.87%
Class A — After Taxes on Distributions(1)	6.06%	-4.48%	5.31%	11.23%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	3.94%	-3.41%	5.67%	11.14%
Class B	6.47%	-3.00%	8.34%	13.89%
Class C	10.41%	-2.71%	8.09%	13.34%
Russell 2000 Growth Index(2)	14.31%	-3.58%	7.12%	7.93%
Lipper Small-Cap Growth Funds Average(3)	10.79%	-1.38%	10.05%	10.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.41%	1.31%
Class B	0.65	1.00	0.42	2.07
Class C	0.65	1.00	0.41	2.06

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ and interest expenses incurred by Class A shares, 0.02% in trustees’ and interest expenses incurred by Class B shares and 0.01% in trustees’ expenses incurred by Class C shares, each during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$676	$942	$1,229	$2,042	$676	$942	$1,229	$2,042
Class B	710	949	1,314	2,114	210	649	1,114	2,114
Class C	309	646	1,108	2,390	209	646	1,108	2,390

Prospectus	25

PEA Target Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings up to 100	Approximate Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers seek to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Focused Investment Risk
• Issuer Risk	• Foreign Investment Risk	• Credit Risk
• Growth Securities Risk	• Currency Risk	• Management Risk
• Smaller Company Risk	• Technology Related Risk	• Leveraging Risk
• IPO Risk		• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

PEA Target Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	53.05%

	Lowest (7/1/01–9/30/01)	-27.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Class A — Before Taxes(1)	8.14%	-4.01%	11.60%	12.08%
Class A — After Taxes on Distributions(1)	8.14%	-4.88%	8.87%	9.75%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.29%	-3.71%	8.61%	9.40%
Class B	8.54%	-3.88%	11.69%	12.12%
Class C	12.62%	-3.55%	11.44%	11.81%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	10.05%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.34%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges.
(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.55%	0.25%	0.41%	1.21%
Class B	0.55	1.00	0.41	1.96
Class C	0.55	1.00	0.41	1.96

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	699	915	1,257	2,000	199	615	1,057	2,000
Class C	299	615	1,057	2,285	199	615	1,057	2,285

Prospectus	27

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category U.S. Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45–85	Approximate Capitalization Range At least $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Liquidity Risk	• Emerging Markets Risk	• Derivatives Risk
• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.12%

	Lowest (1/1/01–3/31/01)	-19.16%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	0.66%	-8.32%	7.33%
Class A — After Taxes on Distributions(1)	0.64%	-8.51%	5.88%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	0.45%	-6.91%	5.82%
Class B	0.69%	-8.34%	7.28%
Class C	4.68%	-7.98%	7.98%
S&P 500 Index(2)	10.88%	-2.30%	7.98%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	4.91%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	29

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category U.S. Stocks	Fund Focus Equity and equity-related securities of U.S. companies with small and medium market capitalizations Approximate Number of Holdings 85–125	Approximate Capitalization Range Same as the Russell Mid-Cap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Emerging Markets Risk	• Leveraging Risk
• Smaller Company Risk • Liquidity Risk	• Currency Risk • Turnover Risk	• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.07%

	Lowest (10/1/00–12/31/00)	-25.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(4)
Class A — Before Taxes(1)	7.94%	-5.51%	9.81%	15.01%
Class A — After Taxes on Distributions(1)	7.94%	-9.71%	3.77%	9.80%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.16%	-6.47%	5.28%	10.38%
Class B	7.93%	-5.10%	9.89%	15.01%
Class C	12.42%	-4.94%	9.76%	14.51%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	11.98%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	12.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the Russell Mid-Cap Growth Index comparisons represent the return of the Russell Mid-Cap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.47%	0.25%	0.41%	1.13%
Class B	0.47	1.00	0.41	1.88
Class C	0.47	1.00	0.41	1.88

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$659	$889	$1,138	$1,849	$659	$889	$1,138	$1,849
Class B	691	891	1,216	1,914	191	591	1,016	1,914
Class C	291	591	1,016	2,201	191	591	1,016	2,201

Prospectus	31

RCM Targeted Core Growth Fund

Principal Investments and Strategies	Investment Objective Seeks after-tax growth of capital Fund Category Enhanced Stocks	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 25–65	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Tax-Managed Growth Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Currency Risk
• Issuer Risk	• Derivatives Risk	• Sector Specific Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Leveraging Risk
• Smaller Company Risk	• Emerging Markets Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	Allianz Funds

RCM Targeted Core Growth Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	31.95%

	Lowest (1/1/01–3/31/01)	-18.31%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/30/98)(4)
Class A — Before Taxes(1)	0.72%	-6.80%	1.15%
Class A — After Taxes on Distributions(1)	0.72%	-6.80%	1.04%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	0.47%	-5.65%	0.92%
Class B	0.71%	-6.84%	1.33%
Class C	4.70%	-6.45%	1.35%
S&P 500 Index(2)	10.88%	-2.30%	1.25%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	-1.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.41	2.01
Class C	0.60	1.00	0.40	2.00

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred by Class A and Class B shares during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	2,054	204	630	1,083	2,054
Class C	303	627	1,078	2,327	203	627	1,078	2,327

Prospectus	33

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NACM Flex-Cap Value, NFJ Small-Cap Value, OCC Value and PEA Growth & Income Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Mid-Cap, NACM Growth, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, NFJ Small-Cap Value, PEA Opportunity and RCM Targeted Core Growth Funds generally have substantial exposure to this risk. The CCM Mid-Cap, PEA Growth & Income, PEA Target and RCM Mid-Cap Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may

34	Allianz Funds

not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All Funds except the CCM Capital Appreciation, CCM Mid-Cap and RCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Healthcare Related Risk.    Certain funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk.    Certain Funds, such as the CCM Capital Appreciation, the RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in

Prospectus	35

a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.    Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The RCM Large-Cap Growth Fund may invest a significant portion of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market

36	Allianz Funds

perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Certain of the Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. To the extent a Fund, such as the PEA Growth & Income Fund, is permitted to invest in such securities, that portion of the Fund’s assets is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below.

The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

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During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, CCM Mid-Cap, RCM Large-Cap Growth and OCC Value Funds	0.45%
RCM Mid-Cap Fund	0.47%
NACM Growth and PEA Growth Funds	0.50%
PEA Target Fund	0.55%
PEA Growth & Income, RCM Targeted Core Growth and NFJ Small-Cap Value Funds	0.60%
NACM Flex-Cap Value and PEA Opportunity Funds	0.65%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees*
RCM Large-Cap Growth Fund	0.50%
All Other Funds	0.40%

*	The Administrative Fee rate for each Fund (except the OCC Value and NFJ Small-Cap Value Funds) is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Administrative Fee rate for the OCC Value and NFJ Small-Cap daily Value Funds is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.20% for Class A, B or C shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

38	Allianz Funds

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
PEA Capital LLC (“PEA”)	PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target
1345 Avenue of the Americas, 50th Floor New York, NY 10105
Cadence Capital Management LLC (“Cadence”)	CCM Capital Appreciation and CCM Mid-Cap
265 Franklin Street 11th Floor Boston, MA 02110
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM”)	NACM Flex-Cap Value and NACM Growth Funds (the “NACM Funds”)
600 West Broadway San Diego, CA 92101
NFJ Investment Group L.P. (“NFJ”)	NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value
2121 San Jacinto, Suite 1840 Dallas, TX 75201
Oppenheimer Capital LLC (“Oppenheimer Capital”)	OCC Value Fund
1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800

*	Each of the Sub-Advisers is currently affiliated with the Adviser. However, Cadence has announced that it has reached an agreement in principle to become independently owned.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments.

PEA

PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of February 15, 2005, of approximately $3.1 billion.

The following individuals at PEA have primary responsibility for the noted Funds. In addition to serving as a co-portfolio manager for the PEA Target Fund, Jeff Parker, Managing Director of PEA, is responsible for overseeing investment and trading decisions for the PEA Growth and PEA Opportunity Funds. Information about Mr. Parker is set forth below. A different sub-advisory firm served as Sub-Adviser for the PEA Growth, PEA Opportunity and PEA Target Funds prior to March 6, 1999 and for the PEA Growth & Income Fund prior to July 1, 1999.

Fund	Portfolio Managers	Since	Recent Professional Experience
PEA Growth	Greg Tournant	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 2001, he was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that he spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. He has over eight years of investment management experience.

	Martin Mickus	2005	Co-Portfolio Manager for PEA. He joined PEA as a Research Analyst supporting the Fund. He brings 12 years of industry experience to his position. Prior to joining PEA, he was a research analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with InterGroup Corporation. He is a Chartered Financial Analyst, and earned an M.B.A. from Vanderbilt University and a B.S. from Syracuse University.

PEA Growth & Income	Stephen Bond-Nelson	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a research analyst at Prudential Mutual Funds. He has over nine years of investment management experience.

	Greg Tournant	2005	See above.

PEA Opportunity	Michael Corelli	2003	Portfolio Manager for PEA. Prior to joining PEA in 1999, he was an analyst at Bankers Trust for 6 years in the small and mid cap growth group. He received his B.A. from Bucknell University.

	Jeff Parker	2005	Managing Director of PEA. Prior to joining PEA, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

PEA Target	Martin Mickus	2004	See above.

	Jeff Parker	1999	See above.

Prospectus	39

During December, 2001, the sub-advisory functions performed by the PEA division of Allianz and its personnel were transferred to PEA Capital LLC, a newly formed, indirect wholly owned subsidiary of Allianz. PEA Capital LLC serves as the Sub-Adviser to the Funds previously sub-advised by PEA. The Funds’ portfolio managers did not change as a result of these changes, which were approved by the Trust’s Board of Trustees.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Allianz, the management of Cadence and Rosemont Partners, a private equity firm, have agreed in principle to the terms of a transaction in which the management of Cadence and Rosemont Partners would purchase all of Allianz’s interest in Cadence. The consummation of the transaction is subject to a number of conditions, including the negotiation of definitive documentation. Accounts managed by Cadence had combined assets as of December 31, 2004, of approximately $6.0 billion.

The following individuals at Cadence share primary responsibility for each of the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

CCM Mid-Cap	Messrs. Fitzpatrick and Bannick	Same as Capital Appreciation Fund	See above.

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Targeted Core Growth Fund.

The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

NACM

Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, Nicholas-Applegate had approximately $14.5 billion in assets under management.

40	Allianz Funds

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Flex-Cap Value	Stephen Sexauer	2003	Lead Portfolio Manager for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 13 years with Morgan Stanley Investment Management managing value equity portfolios. Mr. Sexauer’s background includes consulting with Merrill Lynch Economics and Wharton Econometrics. He has 20 years’ investment experience.
	Mark Stuckelman	2002 (inception)	Portfolio Manager for the Nicholas-Applegate Large Cap Value Fund since 1995 and Value Opportunities Fund since 2001. Previously, he has investment management experience with Wells Fargo Bank Investment Management Group; Fidelity Management Trust Co. and BARRA.
	Aerus Tran	2002 (inception)	Investment Analyst for Nicholas-Applegate U.S. Systematic strategies since 2001. Previously, he was a Senior UNIX Systems Administrator (since 1999). Prior to joining Nicholas-Applegate in 1999, he was with the San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; and San Bernardino Association of Governments.
	Mark Roemer	2002 (inception)	Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and Kleinwort Benson Investment Management of London.

NACM Growth	Stacey R. Nutt, Ph.D.	2005	Lead Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate small cap, mid cap and broad mandate Systematic Growth strategies. Prior to joining Nicholas Applegate in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc. Prior to that, he was a member of the faculty of Virginia Tech for three years. He has 12 years of relevant industry experience.
	David J. Pavan, CFA	2005	Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate Large Cap US Systematic Growth strategy. Prior to joining Nicholas-Applegate in 1999, he was a vice president, quantitative equity analyst and partner with Putnam Investments, and a portfolio manager with Genus Capital Management, Inc. He has 11 years of investment industry experience.
	Stephen Sexauer	2003	See Above

Prospectus	41

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2004, of approximately $9.3 billion.

The following individuals at NFJ share primary responsibility for the noted Fund.

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value	Chris Najork	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years‘ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.
	Benno J. Fischer	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years‘ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.
	Jeffrey S. Partenheimer	2002	Principal at NFJ. He is a Portfolio Manager with over 17 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.
	E. Clifton Hoover	2004	Principal at NFJ. He is a Portfolio Manager with 17 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice-president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

NFJ Large-Cap Value	Mr. Najork	2000 (Inception)	See Above
	Mr. Fischer	2000 (Inception)	See Above
	Paul A. Magnuson	2000 (Inception)	Principal at NFJ. He is a Portfolio Manager and Senior Research Analyst with 17 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Quantitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.
	Mr. Partenheimer	2002	See Above

NFJ Small-Cap Value	Mr. Najork	1991 (Inception)	See Above
	Mr. Fischer	1991 (Inception)	See Above
	Mr. Magnuson Mr. Hoover	1995 1998	See Above See Above

Oppenheimer Capital

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2004, Oppenheimer Capital had approximately $24.4 billion in assets under management.

The following individual at Oppenheimer Capital have primary responsibility for the OCC Value Fund. A different sub-advisory firm served as Sub-Adviser for the OCC Value Fund prior to February 11, 2005.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Value	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the NFJ Dividend Value, NFJ Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

42	Allianz Funds

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been

Prospectus	43

transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of Allianz Global Fund Management, Allianz Global Distributors or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

44	Allianz Funds

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

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•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales ChargesClass A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales ChargeClass A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) (other than the Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

46	Allianz Funds

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Funds are not subject to an initial sales charge.

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Contingent Deferred Sales Charges (CDSCs)Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are CalculatedShares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are CalculatedShares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

48	Allianz Funds

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without

Prospectus	49

limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain

50	Allianz Funds

securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage”, as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York

Prospectus	51

Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Disclosure Relating to the NFJ Small-Cap Value Fund

Class A shares, Class B shares and Class C shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

52	Allianz Funds

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance

Prospectus	53

notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the applicable Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

54	Allianz Funds

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient

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management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment

56	Allianz Funds

in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
NFJ Large-Cap Value, NFJ Dividend Value and PEA Growth & Income Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

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Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on the RCM Targeted Core Growth Fund. The RCM Targeted Core Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk

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of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The CCM Capital Appreciation and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

Under normal circumstances, the NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The OCC Value, PEA Growth, PEA Opportunity and PEA Target Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or “REITs.” The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund’s ability to achieve its investment objective.

Under normal market conditions, the NACM and RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth and RCM Targeted Core Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. In addition, the NACM Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Fund’s and RCM Funds’ portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

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Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The NFJ Small-Cap Value and PEA Opportunity Funds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM Flex-Cap Value and RCM Targeted Core Growth Funds generally have substantial exposure to these risks. The CCM Mid-Cap, PEA Growth & Income, PEA Target and RCM Mid-Cap Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds may invest up to 15% of their respective assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The OCC Value Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

The RCM Large-Cap Growth Fund may invest 20%, the RCM Targeted Core Growth Fund may invest 25% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are

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principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs). In addition, the NACM Funds, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target and RCM Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The RCM Large-Cap Growth Fund may invest significant portions of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or

62	Allianz Funds

perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

•	Foreign Currency Transactions. The OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds, as well as the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The RCM Funds, may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. The Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. The PEA Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except the CCM Capital Appreciation, CCM Mid-Cap and RCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The RCM Funds (except the RCM Mid-Cap Fund) may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

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A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and

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share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds, particularly the PEA Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, DelayedDeliveryand ForwardCommitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their

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repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% (5% in the case of the RCM Mid-Cap Fund) of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Mid-Cap Value, NACM Flex-Cap Value, NACM Growth, PEA Opportunity and the RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds, NFJ Dividend Value, NFJ Large-Cap Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of the CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, RCM Large-Cap Growth and RCM Mid-Cap Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each

66	Allianz Funds

Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller- Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

Prospectus	67

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class A
06/30/04	$14.03	$(0.01	)(a)	$2.26	(a)	$2.25	$0.00	$0.00
06/30/03	14.64	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00
06/30/02	17.54	0.02	(a)	(2.90	)(a)	(2.88)	(0.02)	0.00
06/30/01	26.94	0.03	(a)	(1.36	)(a)	(1.33)	(0.09)	(7.98)
06/30/00	26.65	(0.03	)(a)	5.34	(a)	5.31	(0.02)	(5.00)
Class B
06/30/04	13.31	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00
06/30/03	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00
06/30/02	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00
06/30/01	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)	(0.01)	(7.98)
06/30/00	26.29	(0.22	)(a)	5.23	(a)	5.01	0.00	(5.00)
Class C
06/30/04	13.34	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00
06/30/03	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00
06/30/02	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00
06/30/01	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)	(0.01)	(7.98)
06/30/00	26.31	(0.22	)(a)	5.25	(a)	5.03	0.00	(5.00)
NFJ Large-Cap Value Fund
Class A
06/30/04	$12.22	$0.17	(a)	$2.37	(a)	$2.54	$(0.18)	$0.00
07/19/02 - 06/30/03	11.07	0.23	(a)	1.39	(a)	1.62	(0.21)	(0.26)
Class B
06/30/04	12.16	0.07	(a)	2.36	(a)	2.43	(0.10)	0.00
07/19/02 - 06/30/03	11.07	0.14	(a)	1.38	(a)	1.52	(0.17)	(0.26)
Class C
06/30/04	12.16	0.08	(a)	2.35	(a)	2.43	(0.10)	0.00
07/19/02 - 06/30/03	11.07	0.15	(a)	1.38	(a)	1.53	(0.18)	(0.26)
NACM Flex-Cap Value Fund
Class A
06/30/04	$12.36	$0.02	(a)	$3.32	(a)	$3.34	$(0.04)	$(0.42)
07/19/02 - 06/30/03	10.00	0.07	(a)	2.51	(a)	2.58	(0.05)	(0.17)
Class B
06/30/04	12.30	(0.08	)(a)	3.29	(a)	3.21	(0.03)	(0.42)
07/19/02 - 06/30/03	10.00	(0.02	)(a)	2.51	(a)	2.49	(0.02)	(0.17)
Class C
06/30/04	12.29	(0.09	)(a)	3.29	(a)	3.20	(0.01)	(0.42)
07/19/02 - 06/30/03	10.00	(0.01	)(a)	2.50	(a)	2.49	(0.03)	(0.17)
NACM Growth Fund
Class A
06/30/04	$11.21	$(0.07	)(a)	$0.93	(a)	$0.86	$0.00	$(0.13)
07/19/02 - 06/30/03	10.00	(0.03	)(a)	1.24	(a)	1.21	0.00	0.00
Class B
06/30/04	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)
07/19/02 - 06/30/03	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00
Class C
06/30/04	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)
07/19/02 - 06/30/03	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00

*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.

68	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$16.28	16.04%	$174,260	1.11	%(b)	(0.05)%	148%
0.00	0.00	14.03	(4.17)	147,590	1.10		(0.07)	161
0.00	(0.02)	14.64	(16.43)	123,754	1.11	(b)	0.10	110
0.00	(8.07)	17.54	(9.15)	111,193	1.10		0.14	112
0.00	(5.02)	26.94	22.73	91,927	1.11	(b)	(0.10)	119

0.00	0.00	15.34	15.25	70,884	1.86	(c)	(0.80)	148
0.00	0.00	13.31	(4.93)	63,258	1.85		(0.82)	161
0.00	0.00	14.00	(17.06)	62,447	1.86	(c)	(0.64)	110
0.00	(7.99)	16.88	(9.83)	70,991	1.85		(0.60)	112
0.00	(5.00)	26.30	21.79	66,044	1.86	(c)	(0.86)	119

0.00	0.00	15.37	15.22	101,288	1.86	(c)	(0.80)	148
0.00	0.00	13.34	(4.90)	85,969	1.85		(0.82)	161
0.00	0.00	14.03	(17.03)	78,517	1.86	(c)	(0.65)	110
0.00	(7.99)	16.91	(9.86)	83,843	1.85		(0.60)	112
0.00	(5.00)	26.34	21.85	82,864	1.86	(c)	(0.86)	119

$0.00	$(0.18)	$14.58	20.92%	$3,723	1.20%		1.25%	99%
0.00	(0.47)	12.22	14.85	431	1.20	*	2.12 *	54

0.00	(0.10)	14.49	20.07	2,088	1.95		0.52	99
0.00	(0.43)	12.16	13.98	263	1.95	*	1.33 *	54

0.00	(0.10)	14.49	20.05	3,612	1.95		0.56	99
0.00	(0.44)	12.16	14.02	735	1.95	*	1.39 *	54

$0.00	$(0.46)	$15.24	27.33%	$1,545	1.40%		0.17%	145%
0.00	(0.22)	12.36	26.06	36	1.41	(d)(j)*	0.70	173

0.00	(0.45)	15.06	26.39	1,237	2.15		(0.58)	145
0.00	(0.19)	12.30	25.09	52	2.16	(e)(k)*	(0.19)*	173

0.00	(0.43)	15.06	26.36	2,107	2.15		(0.60)	145
0.00	(0.20)	12.29	25.12	103	2.16	(f)(k)*	(0.14)*	173

$0.00	$(0.13)	$11.94	7.71%	$481	1.26	%(l)	(0.55)%	160%
0.00	0.00	11.21	12.10	81	1.25	(g)*	(0.28)*	167

0.00	(0.13)	11.76	6.87	672	2.00		(1.30)	160
0.00	0.00	11.13	11.30	160	2.00	(h)*	(0.95)*	167

0.00	(0.13)	11.76	6.87	357	2.01	(m)	(1.30)	160
0.00	0.00	11.13	11.30	118	2.00	(i)*	(1.00)*	167

(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.

Prospectus	69

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions (Loss) from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Dividend Value Fund
Class A
06/30/04	$10.47	$0.29	(a)	$2.04	(a)	$2.33	$(0.23)	$(0.09)
06/30/03	11.31	0.30	(a)	(0.31	)(a)	(0.01)	(0.33)	(0.50)
10/31/01 - 06/30/02	11.31	0.19	(a)	0.96	(a)	1.15	(0.29)	(0.86)
Class B
06/30/04	10.41	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)
06/30/03	11.29	0.23	(a)	(0.32	)(a)	(0.09)	(0.29)	(0.50)
10/31/01 - 06/30/02	11.31	0.13	(a)	0.97	(a)	1.10	(0.26)	(0.86)
Class C
06/30/04	10.40	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)
06/30/03	11.28	0.23	(a)	(0.31	)(a)	(0.08)	(0.30)	(0.50)
10/31/01 - 06/30/02	11.31	0.13	(a)	0.96	(a)	1.09	(0.26)	(0.86)
PEA Growth Fund(i)
Class A
06/30/04	$16.70	$(0.06	)(a)	$3.30	(a)	$3.24	$0.00	$0.00
06/30/03	18.10	(0.03	)(a)	(1.37	)(a)	(1.40)	0.00	0.00
06/30/02	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)	0.00	(0.16)
06/30/01	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)	0.00	(2.35)
06/30/00	34.12	(0.29	)(a)	10.77	(a)	10.48	0.00	(5.66)
Class B
06/30/04	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00
06/30/03	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00
06/30/02	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)
06/30/01	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)	0.00	(2.35)
06/30/00	31.15	(0.51	)(a)	9.68	(a)	9.17	0.00	(5.66)
Class C
06/30/04	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00
06/30/03	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00
06/30/02	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)
06/30/01	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)	0.00	(2.35)
06/30/00	31.15	(0.51	)(a)	9.68	(a)	9.17	0.00	(5.66)
PEA Growth & Income Fund
Class A
06/30/04	$6.51	$0.08	(a)	$1.09	(a)	$1.17	$(0.10)	$0.00
06/30/03	6.97	0.08	(a)	(0.45	)(a)	(0.37)	(0.09)	0.00
06/30/02	9.20	0.08	(a)	(2.27	)(a)	(2.19)	(0.04)	0.00
07/31/00 - 06/30/01	13.11	0.04	(a)	(0.27	)(a)	(0.23)	(0.05)	(3.63)
Class B
06/30/04	6.42	0.03	(a)	1.07	(a)	1.10	(0.05)	0.00
06/30/03	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00
06/30/02	9.14	0.02	(a)	(2.26	)(a)	(2.24)	(0.01)	0.00
07/31/00 - 06/30/01	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)	(0.04)	(3.63)
Class C
06/30/04	6.42	0.03	(a)	1.06	(a)	1.09	(0.05)	0.00
06/30/03	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00
06/30/02	9.13	0.02	(a)	(2.25	)(a)	(2.23)	(0.01)	0.00
07/31/00 - 06/30/01	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)	(0.05)	(3.63)

*	Annualized
(i)	The information provided for the PEA Growth Fund reflects results of operations under the Fund’s former Sub-Adviser through March 6, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.

70	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.32)	$12.48		22.46%		$88,569	1.20%		2.40%	36%
0.00	(0.83)	10.47		0.49		12,878	1.20		3.07	43
0.00	(1.15)	11.31		10.51		1,637	1.20	*	2.39 *	50

0.00	(0.25)	12.39		21.57		51,301	1.95		1.64	36
0.00	(0.79)	10.41		(0.27)		8,913	1.95		2.31	43
0.00	(1.12)	11.29		10.10		1,230	1.95	*	1.68 *	50

0.00	(0.25)	12.38		21.57		88,221	1.95		1.64	36
0.00	(0.80)	10.40		(0.26)		17,843	1.95		2.32	43
0.00	(1.12)	11.28		9.96		2,141	1.95	*	1.68 *	50

$0.00	$0.00	$19.94	(i)	19.40	%(i)	$101,505	1.16	%(b)	(0.31)%	71%
0.00	0.00	16.70		(7.73)		94,428	1.16	(b)	(0.19)	70
0.00	(0.16)	18.10		(25.73)		136,908	1.16	(b)	(0.27)	76
0.00	(2.35)	24.55		(32.40)		173,990	1.15		(0.58)	85
0.00	(5.66)	38.94		32.49		255,744	1.16	(b)	(0.78)	72

0.00	0.00	17.04	(j)	18.50	(j)	57,743	1.91	(c)	(1.05)	71
0.00	0.00	14.38		(8.47)		65,651	1.91	(c)	(0.94)	70
0.00	(0.16)	15.71		(26.28)		92,279	1.91	(c)	(1.02)	76
0.00	(2.35)	21.49		(32.90)		162,382	1.90		(1.33)	85
0.00	(5.66)	34.66		31.31		213,627	1.91	(c)	(1.53)	72

0.00	0.00	17.04	(j)	18.50	(j)	611,348	1.91	(c)	(1.06)	71
0.00	0.00	14.38		(8.47)		648,456	1.91	(c)	(0.94)	70
0.00	(0.16)	15.71		(26.28)		879,605	1.91	(c)	(1.02)	76
0.00	(2.35)	21.49		(32.91)		1,486,530	1.90		(1.34)	85
0.00	(5.66)	34.66		31.31		2,416,067	1.91	(c)	(1.53)	72

$0.00	$(0.10)	$7.58		17.96%		$25,300	1.36	%(d)	1.14%	83%
0.00	(0.09)	6.51		(5.17)		23,125	1.36	(d)	1.37	84
0.00	(0.04)	6.97		(23.85)		16,983	1.36	(d)	1.00	101
0.00	(3.68)	9.20		(4.47)		12,050	1.35	*	0.49 *	77

0.00	(0.05)	7.47		17.12		23,837	2.11	(e)	0.38	83
0.00	(0.06)	6.42		(5.88)		17,237	2.11	(e)	0.60	84
0.00	(0.01)	6.89		(24.51)		14,520	2.10		0.23	101
0.00	(3.67)	9.14		(5.11)		15,663	2.10	*	(0.21)*	77

0.00	(0.05)	7.46		16.93		28,626	2.11	(e)	0.38	83
0.00	(0.06)	6.42		(5.85)		23,619	2.11	(e)	0.61	84
0.00	(0.01)	6.89		(24.40)		17,543	2.10		0.24	101
0.00	(3.68)	9.13		(5.15)		16,167	2.10	*	(0.17)*	77

(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 18.97%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 20.42%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 49.78%.
(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(j)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

Prospectus	71

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions (Loss) from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Mid-Cap Fund
Class A
06/30/04	$17.28	$(0.06	)(a)	$4.04	(a)	$3.98	$0.00	$0.00
06/30/03	17.73	(0.05	)(a)	(0.40	)(a)	(0.45)	0.00	0.00
06/30/02	21.02	0.01	(a)	(3.17	)(a)	(3.16)	(0.11)	0.00
06/30/01	30.57	0.10	(a)	(0.76	)(a)	(0.66)	(0.10)	(8.79)
06/30/00	22.82	(0.01	)(a)	7.82	(a)	7.81	(0.04)	(0.02)
Class B
06/30/04	16.46	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00
06/30/03	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)	0.00	0.00
06/30/02	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)	(0.06)	0.00
06/30/01	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)	(0.01)	(8.79)
06/30/00	22.43	(0.20	)(a)	7.66	(a)	7.46	0.00	(0.02)
Class C
06/30/04	16.47	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00
06/30/03	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)	0.00	0.00
06/30/02	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)	(0.06)	0.00
06/30/01	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)	0.00	(8.79)
06/30/00	22.44	(0.20	)(a)	7.66	(a)	7.46	0.00	(0.02)
PEA Opportunity Fund
Class A
06/30/04	$15.49	$(0.19	)(a)	$5.69	(a)	$5.50	$0.00	$0.00
06/30/03	15.01	(0.13	)(a)	0.61	(a)	0.48	0.00	0.00
06/30/02	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)	0.00	0.00
06/30/01	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)	0.00	(5.08)
06/30/00	26.96	(0.25	)(a)	12.75	(a)	12.50	0.00	(7.88)
Class B
06/30/04	12.56	(0.28	)(a)	4.61	(a)	4.33	0.00	0.00
06/30/03	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00
06/30/02	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)	0.00	0.00
06/30/01	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)	0.00	(5.08)
06/30/00	24.20	(0.43	)(a)	11.32	(a)	10.89	0.00	(7.88)
Class C
06/30/04	12.56	(0.27	)(a)	4.60	(a)	4.33	0.00	0.00
06/30/03	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00
06/30/02	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)	0.00	0.00
06/30/01	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)	0.00	(5.08)
06/30/00	24.19	(0.42	)(a)	11.33	(a)	10.91	0.00	(7.88)

*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.

72	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$21.26	23.03%		$145,095	1.11	%(b)	(0.29)%	165%
0.00	0.00	17.28	(2.54)		109,110	1.11	(b)	(0.34)	155
(0.02)	(0.13)	17.73	(15.04)		98,235	1.11	(b)	0.04	168
0.00	(8.89)	21.02	(5.66)		137,944	1.10		0.40	153
0.00	(0.06)	30.57	34.28		156,949	1.11	(b)	(0.05)	164

0.00	0.00	20.10	22.11		63,988	1.86	(c)	(1.04)	165
0.00	0.00	16.46	(3.35)		56,490	1.86	(c)	(1.08)	155
(0.01)	(0.07)	17.03	(15.65)		69,886	1.86	(c)	(0.72)	168
0.00	(8.80)	20.27	(6.34)		88,901	1.85		(0.34)	153
0.00	(0.02)	29.87	33.27		88,648	1.86	(c)	(0.80)	164

0.00	0.00	20.11	22.10		79,106	1.86	(c)	(1.04)	165
0.00	0.00	16.47	(3.29)		69,989	1.86	(c)	(1.09)	155
(0.01)	(0.07)	17.03	(15.69)		80,865	1.86	(c)	(0.72)	168
0.00	(8.79)	20.28	(6.36)		102,653	1.85		(0.34)	153
0.00	(0.02)	29.88	33.25		104,082	1.86	(c)	(0.80)	164

$0.00	$0.00	$20.99	35.51	%(h)	$60,781	1.31	%(f)	(1.00)%	184%
0.00	0.00	15.49	3.20		44,297	1.31	(d)	(1.08)	214
0.00	0.00	15.01	(21.21)		68,403	1.31	(d)	(1.02)	201
0.00	(5.08)	19.05	(25.68)		92,521	1.30		(0.68)	237
0.00	(7.88)	31.58	50.77		142,064	1.31	(d)	(0.81)	254

0.00	0.00	16.89	34.47	(i)	23,073	2.07	(g)	(1.77)	184
0.00	0.00	12.56	2.45		12,962	2.06	(e)	(1.83)	214
0.00	0.00	12.26	(21.81)		15,587	2.06	(e)	(1.77)	201
0.00	(5.08)	15.68	(26.19)		25,988	2.05		(1.42)	237
0.00	(7.88)	27.21	49.78		28,145	2.06	(e)	(1.57)	254

0.00	0.00	16.89	34.47	(i)	173,643	2.06	(e)	(1.74)	184
0.00	0.00	12.56	2.45		142,354	2.06	(e)	(1.83)	214
0.00	0.00	12.26	(21.76)		164,168	2.06	(e)	(1.77)	201
0.00	(5.08)	15.67	(26.26)		255,355	2.05		(1.42)	237
0.00	(7.88)	27.22	49.88		401,118	2.06	(e)	(1.57)	254

(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.05%
(h)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.49%.
(i)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 35.46%.

Prospectus	73

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions (Loss) from Net Investment Income	Distributions From Net Realized Capital Gains
NFJ Small-Cap Value Fund
Class A
06/30/04	$21.59	$0.49	(a)	$5.72	(a)	$6.21	$(0.27)	$(0.23)
06/30/03	21.51	0.35	(a)	(0.01	)(a)	0.34	(0.21)	(0.05)
06/30/02	19.02	0.33	(a)	2.27	(a)	2.60	(0.11)	0.00
06/30/01	14.12	0.35	(a)	4.90	(a)	5.25	(0.35)	0.00
06/30/00	15.93	0.32	(a)	(1.81	)(a)	(1.49)	(0.32)	0.00
Class B
06/30/04	21.17	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)
06/30/03	21.19	0.19	(a)	(0.01	)(a)	0.18	(0.15)	(0.05)
06/30/02	18.84	0.18	(a)	2.23	(a)	2.41	(0.06)	0.00
06/30/01	14.04	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00
06/30/00	15.79	0.21	(a)	(1.79	)(a)	(1.58)	(0.17)	0.00
Class C
06/30/04	21.21	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)
06/30/03	21.23	0.20	(a)	(0.02	)(a)	0.18	(0.15)	(0.05)
06/30/02	18.86	0.18	(a)	2.24	(a)	2.42	(0.05)	0.00
06/30/01	14.06	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00
06/30/00	15.82	0.21	(a)	(1.79	)(a)	(1.58)	(0.18)	0.00
PEA Target Fund
Class A
06/30/04	$13.34	$(0.12	)(a)	$3.95	(a)	$3.83	$0.00	$0.00
06/30/03	13.32	(0.08	)(a)	0.10	(a)	0.02	0.00	0.00
06/30/02	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00
06/30/01	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)	0.00	(4.03)
06/30/00	17.72	(0.23	)(a)	15.45	(a)	15.22	0.00	(1.80)
Class B
06/30/04	11.80	(0.21	)(a)	3.48	(a)	3.27	0.00	0.00
06/30/03	11.86	(0.15	)(a)	0.09	(a)	(0.06)	0.00	0.00
06/30/02	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00
06/30/01	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)	0.00	(4.03)
06/30/00	16.44	(0.39	)(a)	14.35	(a)	13.96	0.00	(1.80)
Class C
06/30/04	11.79	(0.21	)(a)	3.49	(a)	3.28	0.00	0.00
06/30/03	11.86	(0.15	)(a)	0.08	(a)	(0.07)	0.00	0.00
06/30/02	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00
06/30/01	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)	0.00	(4.03)
06/30/00	16.43	(0.38	)(a)	14.34	(a)	13.96	0.00	(1.80)
OCC Value Fund(ii)
Class A
06/30/04	$12.71	$0.10	(a)	$4.41	(a)	$4.51	$(0.06)	$0.00
06/30/03	13.75	0.10	(a)	(0.56	)(a)	(0.46)	0.00	(0.58)
06/30/02	16.12	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)
06/30/01	11.38	0.13	(a)	4.70	(a)	4.83	(0.09)	0.00
06/30/00	15.29	0.22	(a)	(1.33	)(a)	(1.11)	(0.23)	(2.57)
Class B
06/30/04	12.42	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00
06/30/03	13.55	0.01	(a)	(0.56	)(a)	(0.55)	0.00	(0.58)
06/30/02	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)	0.00	(1.91)
06/30/01	11.36	0.02	(a)	4.69	(a)	4.71	(0.05)	0.00
06/30/00	15.26	0.13	(a)	(1.33	)(a)	(1.20)	(0.13)	(2.57)
Class C
06/30/04	12.43	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00
06/30/03	13.55	0.01	(a)	(0.55	)(a)	(0.54)	0.00	(0.58)
06/30/02	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)	0.00	(1.91)
06/30/01	11.36	0.02	(a)	4.70	(a)	4.72	(0.05)	0.00
06/30/00	15.26	0.13	(a)	(1.33	)(a)	(1.20)	(0.13)	(2.57)

*	Annualized
(ii)	The information provided for the OCC Value Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund will not necessarily achieve the results shown above under its current investment management arrangements.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

74	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.50)	$27.30	29.04%		$1,177,495	1.26	%(b)	1.98%	30%
0.00	(0.26)	21.59	1.72		662,081	1.25		1.76	20
0.00	(0.11)	21.51	13.76		300,091	1.25		1.65	40
0.00	(0.35)	19.02	37.74		150,151	1.25		2.13	41
0.00	(0.32)	14.12	(9.26)		114,347	1.26	(b)	2.28	55

0.00	(0.42)	26.65	28.11		328,265	2.01	(c)	1.19	30
0.00	(0.20)	21.17	0.95		249,479	2.00		0.99	20
0.00	(0.06)	21.19	12.87		187,693	2.00		0.90	40
0.00	(0.30)	18.84	36.80		79,803	2.00		1.39	41
0.00	(0.17)	14.04	(9.94)		55,435	2.01	(c)	1.46	55

0.00	(0.42)	26.69	28.08		563,018	2.01	(c)	1.20	30
0.00	(0.20)	21.21	0.96		388,065	2.00		1.01	20
0.00	(0.05)	21.23	12.89		234,129	2.00		0.90	40
0.00	(0.30)	18.86	36.75		109,519	2.00		1.38	41
0.00	(0.18)	14.06	(9.95)		69,808	2.01	(c)	1.46	55

$0.00	$0.00	$17.17	28.71	%(h)	$209,123	1.21	%(d)	(0.77)%	96%
0.00	0.00	13.34	0.15		148,721	1.21	(d)	(0.71)	105
0.00	0.00	13.32	(31.02)		198,054	1.21	(d)	(0.67)	114
0.00	(4.03)	19.31	(27.78)		281,616	1.20		(0.75)	109
0.00	(1.80)	31.14	90.36		305,304	1.21	(d)	(0.91)	99

0.00	0.00	15.07	27.71	(i)	106,709	1.96	(e)	(1.52)	96
0.00	0.00	11.80	(0.51)		105,896	1.96	(e)	(1.47)	105
0.00	0.00	11.86	(31.56)		144,815	1.96	(e)	(1.41)	114
0.00	(4.03)	17.33	(28.34)		246,999	1.95		(1.49)	109
0.00	(1.80)	28.60	89.74		223,939	1.96	(e)	(1.66)	99

0.00	0.00	15.07	27.82	(j)	600,439	1.96	(e)	(1.52)	96
0.00	0.00	11.79	(0.59)		538,347	1.96	(e)	(1.46)	105
0.00	0.00	11.86	(31.56)		685,003	1.96	(e)	(1.41)	114
0.00	(4.03)	17.33	(28.31)		1,204,807	1.95		(1.50)	109
0.00	(1.80)	28.59	89.79		1,676,384	1.96	(e)	(1.67)	99

$0.00	$(0.06)	$17.16	35.58%		$867,400	1.11	%(f)	0.61%	67%
0.00	(0.58)	12.71	(2.80)		275,622	1.10		0.87	152
0.00	(1.91)	13.75	(3.72)		226,825	1.10		0.59	190
0.00	(0.09)	16.12	42.61		46,410	1.10		0.90	204
0.00	(2.80)	11.38	(7.11)		19,087	1.11	(f)	1.76	196

0.00	(0.02)	16.69	34.55		475,577	1.86	(g)	(0.14)	67
0.00	(0.58)	12.42	(3.53)		241,311	1.85		0.12	152
0.00	(1.91)	13.55	(4.41)		202,258	1.85		(0.19)	190
0.00	(0.05)	16.02	41.50		59,708	1.85		0.15	204
0.00	(2.70)	11.36	(7.77)		26,908	1.86	(g)	1.02	196

0.00	(0.02)	16.70	34.53		699,047	1.86	(g)	(0.14)	67
0.00	(0.58)	12.43	(3.45)		315,256	1.85		0.12	152
0.00	(1.91)	13.55	(4.48)		266,741	1.85		(0.21)	190
0.00	(0.05)	16.03	41.59		100,166	1.85		0.17	204
0.00	(2.70)	11.36	(7.81)		53,756	1.86	(g)	1.02	196

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(h)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 28.69%.
(i)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.69%.
(j)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.80%.

Prospectus	75

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions (Loss) from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Large-Cap Growth Fund
Class A
06/30/04	$10.89	$(0.02	)(a)	$1.29	(a)	$1.27	$(0.03)	$0.00
06/30/03	10.94	0.02	(a)	(0.03	)(a)	(0.01)	(0.03)	0.00
02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00
Class B
06/30/04	10.80	(0.10	)(a)	1.28	(a)	1.18	0.00	0.00
06/30/03	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)	(0.02)	0.00
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)	0.00	0.00
Class C
06/30/04	10.82	(0.11	)(a)	1.29	(a)	1.18	0.00	0.00
06/30/03	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)	0.00	0.00
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)	0.00	0.00
RCM Mid-Cap Fund
Class A
06/30/04	$2.04	$(0.02	)(a)	$0.46	(a)	$0.44	$0.00	$0.00
06/30/03	1.99	(0.02	)(a)	0.07	(a)	0.05	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)	0.00	0.00
Class B
06/30/04	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00
06/30/03	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00
Class C
06/30/04	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00
06/30/03	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00
RCM Targeted Core Growth Fund(i)
Class A
06/30/04	$9.45	$(0.03	)(a)	$1.34	(a)	$1.31	$0.00	$0.00
06/30/03	9.44	(0.01	)(a)	0.02	(a)	0.01	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)	0.00	0.00
Class B
06/30/04	9.35	(0.10	)(a)	1.32	(a)	1.22	0.00	0.00
06/30/03	9.42	(0.07	)(a)	0.00	(a)	(0.07)	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00
Class C
06/30/04	9.35	(0.10	)(a)	1.33	(a)	1.23	0.00	0.00
06/30/03	9.42	(0.08	)(a)	0.01	(a)	(0.07)	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00

*	Annualized
(i)	Formerly the RCM Tax-Managed Growth Fund.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.

76	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.03)	$12.13	11.66%	$37,102	1.21	%(d)	(0.13)%	82%
(0.01)	(0.04)	10.89	(0.05)	19,560	1.20		0.15	25
0.00	0.00	10.94	(11.06)	681	1.20	*	(0.01)*	36

0.00	0.00	11.98	10.94	8,381	1.96	(e)	(0.89)	82
0.00	(0.02)	10.80	(0.84)	4,384	1.95		(0.64)	25
0.00	0.00	10.91	(11.30)	161	1.95	*	(0.91)*	36

0.00	0.00	12.00	10.93	7,821	1.96	(e)	(0.91)	82
0.00	0.00	10.82	(0.73)	3,699	1.95		(0.68)	25
0.00	0.00	10.90	(11.38)	105	1.95	*	(0.92)*	36

$0.00	$0.00	$2.48	21.57%	$2,836	1.23	%(b)	(0.78)%	145%
0.00	0.00	2.04	2.51	847	1.23	(b)	(0.85)	132
0.00	0.00	1.99	(12.72)	124	1.22	*	(1.01)*	142

0.00	0.00	2.47	21.08	2,083	1.98	(c)	(1.51)	145
0.00	0.00	2.04	2.00	378	1.98	(c)	(1.58)	132
0.00	0.00	2.00	(12.28)	9	1.97	*	(1.81)*	142

0.00	0.00	2.47	21.08	2,627	1.98	(c)	(1.53)	145
0.00	0.00	2.04	2.00	775	1.98	(c)	(1.60)	132
0.00	0.00	2.00	(12.28)	40	1.97	*	(1.80)*	142

$0.00	$0.00	$10.76	13.86%	$12,645	1.36	%(f)	(0.26)%	92%
0.00	0.00	9.45	0.11	2,875	1.35		(0.10)	74
0.00	0.00	9.44	(8.88)	262	1.35	*	(0.31)*	68

0.00	0.00	10.57	13.05	7,310	2.11	(g)	(1.00)	92
0.00	0.00	9.35	(0.74)	1,442	2.10		(0.84)	74
0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92)*	68

0.00	0.00	10.58	13.16	9,758	2.10		(0.99)	92
0.00	0.00	9.35	(0.74)	614	2.10		(0.85)	74
0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92)*	68

(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.

Prospectus	77

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds or PIMCO Funds call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by expert institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

Allianz Funds	PIMCO Funds

Value Stock

NFJ Dividend Value

NFJ Large-Cap Value

OCC Renaissance

OCC Value

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

PEA Growth & Income

CCM Capital Appreciation

OCC Core Equity

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

RCM Targeted Core Growth

PEA Growth

NACM Growth

RCM Mid-Cap

PEA Target

PEA Opportunity

International Stock

NACM Global

RCM Global Small-Cap

NFJ International Value

NACM International

RCM International

Growth Equity

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

RCM Innovation*

Balanced

AMM Asset Allocation

Short-Duration Bond

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO Long-Term

U.S. Government

PIMCO GNMA

PIMCO Total Return Mortgage

Corporate Bond

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade Corporate Bond

International Bond

PIMCO Global Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

Tax-Exempt Bond

PIMCO Short Duration Municipal Income

PIMCO Municipal Bond

PIMCO California Intermediate

Municipal Bond

PIMCO California Municipal Bond

PIMCO New York Municipal Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn

Strategy

PIMCO RealEstateRealReturn Strategy

PIMCO All Asset

IndexPLUS

PIMCO StocksPLUS

PIMCO StocksPLUS Total Return

PIMCO International StocksPLUS

TR Strategy

www.allianzinvestors.com

*	Proposed to merge into the RCM Global Technology Fund on or about April 29, 2005.
**	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ000_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

International/Sector Stock Funds

Share Class D	GLOBAL STOCK FUNDS NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS NACM International Fund RCM International Growth Equity Fund	REGIONAL STOCK FUND NACM Pacific Rim Fund SECTOR-RELATED STOCK FUNDS RCM Global Healthcare Fund RCM Biotechnology Fund
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds:

Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.	The cover is not part of the prospectus.

Allianz Funds Prospectus

International/Sector Stock Funds

Allianz Funds

November 1, 2004

(as revised, April 1, 2005)

Share Class D

This Prospectus describes 7 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of large capitalization companies located in at least three different countries	65–90	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of issuers located in at least three different countries	75–150	Same as the MSCI World Small Cap Index
International Stock Funds	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	90–130	All capitalizations
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	75–115	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of companies located within the Pacific Rim	80–110	All capitalizations
Sector-Related Stock Funds	RCM Global Healthcare	Long-term capital appreciation	Equity securities of healthcare-related issuers located in at least three different countries	30–60	All capitalizations
	RCM Biotechnology	Long-term capital appreciation	Equity securities of biotechnology-related issuers	30–70	All capitalizations

Fund Descriptions, performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	3

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of large capitalization companies located in at least three different countries Approximate Number of Holdings 65–90	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Growth Securities Risk • Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.26%

	Lowest (1/1/03–3/31/03)	-4.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	18.18%	24.20%
Class D — After Taxes on Distributions(1)	16.78%	22.39%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	12.02%	19.93%
MSCI ACWI Free Index(2)	15.76%	18.24%
Lipper Global Multi-Cap Growth Funds Average(3)	14.87%	16.90%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.
(3)	The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.70%	0.25%	0.51%	1.46%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ and interest expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$149	$462	$797	$1,746

Prospectus	5

NACM International Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 90–130	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund’s benchmark over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The portfolio managers expect a high portfolio turnover rate of between 125% and 175%.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk	• Turnover Risk • Liquidity Risk • Currency Risk • Credit Risk	• Derivatives Risk • Foreign (non-U.S.) Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart and the information to its right show performance of Institutional Class shares of the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class D shares.) Performance information in the Average Annual Total Returns table also shows performance of Institutional Class shares of the NACM Fund and Class D shares of the Fund. The Class D performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees, advisory fees and other expenses paid by the Fund’s Class D shares. Although Institutional Class and Class D shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses paid by Institutional Class shares and shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index and an index of similar funds. Past performance is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest(4/1/03–6/30/03)	22.16%

	Lowest (7/1/02–9/30/02)	-19.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)
	1 Year	Since NACM Fund Inception (5/7/01)(3)
Institutional Class — Before Taxes(1)	27.68%	10.55%
Institutional Class — After Taxes on Distributions(1)	26.11%	9.76%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	18.97%	8.69%
Class D	27.58%	10.48%
MSCI EAFE Index(2)	20.70%	5.29%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index.

(3)   The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.60%	1.45%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and are based on estimated amounts for the current fiscal year, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$148	$459	$792	$1,735

Prospectus	7

NACM Pacific Rim Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 80–110	Approximate Capitalization Range All Capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk • Issuer Risk	• Currency Risk • Growth Securities Risk • Leveraging Risk • Derivatives Risk • Smaller Company Risk	• Management Risk • Turnover Risk • Liquidity Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The information on the top of the next page provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (7/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of Institutional Class shares of the NACM Fund. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	44.01%

	Lowest (4/1/98–6/30/98)	23.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/04)

	1 Year	5 Years	Since NACM Fund Inception (12/31/97)(4)
Class D — Before Taxes(1)	20.51%	-0.83%	11.59%
Class D — After Taxes on Distributions(1)	20.26%	-5.36%	7.21%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	13.61%	-3.41%	7.44%
MSCI Pacific Index(2)	19.29%	-3.46%	4.49%
Lipper Pacific Region Funds Average(3)	16.05%	-4.13%	4.81%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
(3)	The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.61%	1.76%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in tax expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$179	$554	$954	$2,073

Prospectus	9

RCM Biotechnology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector Related Stocks	Fund Focus Equity securities of companies in the biotechnology industry Approximate Number of Holdings 30–70	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Foreign (non-U.S.) Investment Risk	• Focused Investment Risk
• Issuer Risk	• Derivatives Risk		• Turnover Risk
• Growth Securities Risk	• Sector Specific Risk	• Emerging Markets Risk	• Credit Risk
• Smaller Company Risk	• IPO Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

RCM Biotechnology Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	65.41%

	Lowest (1/1/01–3/31/01)	-34.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)
	1 Year	5 Years	Fund Inception (12/30/97)(7)
Class D — Before Taxes(1)	15.68%	5.91%	18.67%
Class D — After Taxes on Distributions(1)	15.68%	5.90%	17.29%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	10.19%	5.10%	15.73%
S&P 500 Index(2)	10.88%	-2.30%	4.77%
NASDAQ Biotechnology Index(3)	6.14%	-2.72%	14.21%
AMEX Biotechnology Index(4)	11.08%	6.82%	18.86%
Lipper Health/Biotechnology Funds Average(5)	9.19%	7.84%	9.67%
Blended Index(6)	4.40%	-0.50%	13.75%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index. The S&P 500 Index replaced the NASDAQ Biotechnology Index as the Fund’s primary comparative index because the Adviser believes the S&P 500 Index is a more broadly based market index.

(3)   The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.

(4)   The AMEX Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.

(5)   The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.

(6)   The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 80% NASDAQ Biotechnology Index and 20% MSCI World Pharmaceuticals and Biotechnology Index. The NASDAQ Biotechnology Index is described above. The Morgan Stanley Capital International (“MSCI”) World Pharmaceuticals and Biotechnology Index is an unmanaged index that includes companies primarily involved in the development, manufacturing or marketing of products based on advanced biotechnology research and companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index meets the classification standards of the Global Industry Classification System of MSCI and is a subset of the MSCI World Index. It is not possible to invest directly in these indexes.

(7)   The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None
Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.41%	1.56%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$159	$493	$850	$1,856

Prospectus	11

RCM Global Healthcare Fund

Principal Investment and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies in the healthcare industry Approximate Number of Holdings 30–60	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. The Fund’s assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Asia and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Global Healthcare Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.42%

	Lowest (1/1/01–3/31/01)	-24.43%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Class D — Before Taxes(1)	12.67%	9.77%	16.31%
Class D — After Taxes on Distributions(1)	12.67%	9.45%	14.38%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	8.23%	8.30%	13.25%
MSCI World Healthcare Index(2)	6.40%	2.74%	8.62%
Lipper Health/Biotechnology Funds Average(3)	9.19%	7.84%	10.48%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International (“MSCI”) World Healthcare Index is an unmanaged index that includes companies primarily involved in health care equipment and services as well as companies primarily involved in pharmaceuticals and biotechnology. The index meets the classification standards of the Global Industry Classification System (GICS) of MSCI and is a subset of the MSCI World Index. It is not possible to invest directly in the index.

(3)   The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.

(4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None

Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.80%	0.25%	0.51%	1.56%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$159	$493	$850	$1,856

Prospectus	13

RCM Global Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Capitalization Range Same as the MSCI World Small Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small Cap Index securities which as of September 30, 2004 would permit the Fund to maintain a weighted-average market capitalization ranging from $600 million to $2.4 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small Cap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Currency Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Focused Investment Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	64.77%

	Lowest (7/1/01–9/30/01)	-26.46%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Class D — Before Taxes(1)	22.43%	0.39%	15.22%
Class D — After Taxes on Distributions(1)	22.43%	-0.03%	13.54%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	14.58%	0.12%	12.45%
MSCI World Small Cap Index(2)	24.72%	10.65%	8.71%
Lipper Global Small/Mid Cap Growth Funds Average(3)	19.78%	-1.92%	7.01%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International World Small Cap Index (“MSCI-WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.

(3)   The Lipper Global Small/Mid Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity in both U.S. and non-U.S. companies with market capitalizations less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. It does not take into account sales charges.

(4)   The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None

Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	1.00%	0.25%	0.50%	1.75%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$178	$551	$949	$2,062

Prospectus	15

RCM International Growth Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 75–115	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI-EAFE Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issue Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Credit Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Class D Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	41.21%

	Lowest (1/1/01–3/31/01)	-18.45%

Average Annual Total Returns (for periods ended 12/31/04)
	1 Year	5 Years	Fund Inception (5/22/95)(5)
Class D — Before Taxes(1)	14.94%	-10.30%	5.60%
Class D — After Taxes on Distributions(1)	14.79%	-11.32%	3.98%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.89%	-8.81%	4.15%
MSCI-EAFE Index(2)	20.70%	-0.80%	5.72%
MSCI-EAFE Growth Index(3)	16.48%	-5.77%	2.97%
Lipper International Large Cap Growth Funds Average(4)	13.42%	-6.99%	4.05%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.

(3)   The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. The MSCI EAFE Growth Index replaced the MSCI All Country World Free Index as a comparative index because the Adviser believes the MSCI EAFE Index is more representative of the Fund’s strategies. For the periods ended December 31, 2004, the 1 Year, 5 Years and Fund Inception average annual total returns of the MSCI All Country World Free Index were 21.38%, 0.02% and 5.88%, respectively.

(4)   The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in non-U.S. companies with market capitalizations greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into account sales charges. It does not take into account sales charges.

(5)   The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None
Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.64%	1.39%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.04% in trustees’ and interest expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$142	$440	$761	$1,669

Prospectus	17

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global, NACM International, NACM Pacific Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds generally have substantial exposure to this risk.

IPO Risk

The Funds, particularly the RCM Biotechnology Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

18	Allianz Funds

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Sector Related Risk.  Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a Fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

Healthcare Related Risk.  The RCM Global Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other funds may make significant investments in the healthcare industry and may also be subject to these risks.

Technology Related Risk.  To the extent a Fund, such as the RCM Global Small-Cap Fund, invests a substantial portion of its assets in technology or technology-related companies, it may be subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

Biotechnology Related Risk.  Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

Because all the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also,

Prospectus	19

nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The NACM Pacific Rim fund may invest a significant portion of its assets in emerging markets. The NACM Global and RCM Funds also may invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The NACM Funds and RCM Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Biotechnology, RCM Global Healthcare and RCM International Growth Equity Funds, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The NACM Pacific Rim and RCM Global Small-Cap Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Biotechnology, RCM Global Healthcare Funds are vulnerable to events affecting, respectively, biotechnology companies, technology companies and companies in the healthcare industry because these Funds normally “concentrate” their investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-

20	Allianz Funds

issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.

As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” The NACM International Fund is expected to have a portfolio turnover rate of between 125% and 175%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. Certain of the other Funds, especially the RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds, are also particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage the Funds’ investments. See “Sub-Advisers” below.

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The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM International Growth Equity Fund	0.50%
NACM International Fund	0.60%
NACM Global Fund	0.70%
RCM Global Healthcare Fund	0.80%
RCM Biotechnology and NACM Pacific Rim Funds	0.90%
RCM Global Small-Cap Fund	1.00%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to Class D shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Adviser or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (at an annual rate generally not to exceed 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms although payments with respect to shares in retirement plans are often higher).

Class D shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*
NACM International Fund	0.85%
RCM Biotechnology Fund	0.65%
NACM Global, RCM Global Small-Cap and RCM Global Healthcare Funds	0.75%
NACM Pacific Rim and RCM International Growth Equity Funds	0.85%

*	As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” (0.25%) and “Other Expenses” (the remainder of the Administrative Fee). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee remains the same. The Administrative Fee rate for each Fund is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record

22	Allianz Funds

date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (with respect to Class D shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges. The “Annual Fund Operating Expenses” tables on the prior pages show the Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.” If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee would remain the same.

Payments to Financial Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described above are generally not made with respect to Class D shares. In some cases, in addition to the payments described

Prospectus	23

above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services that sell Fund shares. Please see “Administrative Fees” above.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
Nicholas-Applegate Capital Management LLC (“NACM”) 600 West Broadway San Diego, CA 92101	NACM Global, NACM International and NACM Pacific Rim Funds (the “NACM Funds”)
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity (the “RCM Funds”)

*	Each of the Sub-Advisers is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers and portfolio management teams who or which have or share primary responsibility for managing the Funds’ investments.

NACM

Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, Nicholas-Applegate had approximately $14.5 billion in assets under management.

24	Allianz Funds

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global	Pedro Marcal	2002 (inception)	Lead Portfolio Manager for the Nicholas-Applegate Global Select strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish	2003	Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 4 years with Putnam Investments as an international portfolio manager and 8 years with Schroder Investment Management managing international, European and Asian equities.

	Horacio A. Valerias	2003	See Above

	Andrew Beal	2002 (inception)	Lead Portfolio Manger for the Nicholas-Applegate Emerging Countries and Pacific Rim strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent 10 years with Schroder Investment Management (UK) LTD specializing in Asian Investments as Head of Asian institutional investments.

	Melisa Grigolite, CFA	2002 (inception)	Portfolio Manager for the Nicholas-Applegate’s International Growth strategies since 1997. Ms. Grigolite joined the firm in 1991. She has 11 years’ prior experience.

	Michael Fredericks	2002 (inception)	International Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 7 years with Callan Associates as an assistant vice president; Baring Asset Management as an assistant vice president; and Bank of America as a senior financial analyst.

	Chris Herrera	2002 (inception)	Investment Analyst for Nicholas-Applegate International Growth strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers for 3 years.

NACM International	Stacey R. Nutt, Ph.D.	2004 (inception)	Lead Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate small cap, mid cap and broad mandate Systematic Growth strategies. Prior to joining Nicholas-Applegate in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc. Prior to that, he was a member of the faculty of Virginia Tech for three years. He has 12 years of relevant industry experience.

	David J. Pavan, CFA	2004 (inception)	Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate Large Cap US Systematic Growth strategy. Prior to joining Nicholas-Applegate in 1999, he was a vice president, quantitative equity analyst and partner with Putnam Investments, and a portfolio manager with Genus Capital Management, Inc. He has 11 years of investment industry experience.

	David Vaughn, CFA	2004 (inception)	Portfolio Manager. He has portfolio management responsibilities for the Nicholas-Applegate Systematic equities. Prior to joining Nicholas-Applegate in 2003, he was a research analyst at Barclays Global Investors and was a quantitative research analyst with First Quadrant LLP and Sanwa Bank California. He has 7 years of investment industry experience.

	Mark P. Roemer	2004 (inception)	Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager at Kleinwort Berson Investment Management of London.

	Antonio Ramos	2004 (inception)	Investment Analyst. He is responsible for portfolio management and research on the Nicholas-Applegate Systematic Growth team. Prior to joining Nicholas-Applegate in 1998 as a project manager in the Information Management Group, he was in information management with Vintage, Inc., Japan and Advanced Technologies Co., Ltd., Japan. He has seven years of information technology experience and thirteen years of investment industry experience.

NACM Pacific Rim	Andrew Beal	2001*	See Above

	Shu Nung Lee, CFA	2002	Portfolio Manager for the Nicholas-Applegate Pacific Rim Strategies and International Strategies. Prior to joining the firm in 2002, he was vice president and senior research analyst on the Japan equity research team and head of the Japan and Asia automotive team with Lehman Brothers of Tokyo. Mr. Lee has six years of investment research experience.

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Fund	Portfolio Managers	Since	Recent Professional Experience
	Karl Richtenburg	2001*	Investment Analyst for Nicholas-Applegate International strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 8 years with GE Asset Management as an equity research associate; International Equities; and GFI Group Ltd., London as a foreign exchange options broker.

	Jason Campbell	1998*	Portfolio Manager for the Nicholas-Applegate International strategies since 1998. He has 3 years’ prior experience with San Diego State University Economics Department as both a teaching assistant and graduate student.

	John Casarietti	2001*	Investment Analyst for Nicholas-Applegate Emerging Countries strategies since 2001 and Account Administrator from 1998 to 2001. His experience includes responsibilities in the firm’s operations department and 4 years’ prior experience with Interbank Funding Group and Barron Chase Securities.

	Michael Fredericks	2001*	See Above

*	Represents the date the individual became involved in the management of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund’s predecessor.

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenburg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small Cap Fund.

The Healthcare Global Sector Research Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.

The International Equity Portfolio Management Team, is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The

26	Allianz Funds

distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

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Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the sub-advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. Because each of the Funds may invest a significant portion of its assets outside the United States, the calculation of the Funds respective NAVs may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Funds, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

28	Allianz Funds

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•	Financial Service Firms. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•

Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is

Prospectus	29

open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-877-4626 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts for any Fund with a balance of $2,500 or less may be charged an annual small account fee of $16. In addition, if your balance for any Fund remains below the minimum for three months or

30	Allianz Funds

longer, the Administration has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “sale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also

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monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

32	Allianz Funds

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

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The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

34	Allianz Funds

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the NACM Funds, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any

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mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Under normal market conditions, the NACM Funds and RCM Funds will invest primarily in equity securities. In addition, the RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Funds’ portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers.

The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of the Funds and may adversely affect the Funds’ ability to achieve their investment objectives.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap Fund invests primarily in smaller companies and is especially sensitive to the risks described below. In addition, all of the Funds (except the NACM International and RCM Global Small-Cap Funds) generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

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Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds, particularly the RCM Biotechnology Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (Non-U.S.) Securities

The NACM Global and NACM International Funds invest principally in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The NACM Pacific Rim Fund invests principally in equity securities located within the Pacific Rim.

For the RCM Funds, RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve

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higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global and NACM International Funds, will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The NACM Pacific Rim and RCM Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the NACM Global, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions.  The NACM Funds, as well as certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each of the Funds may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

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understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings

40	Allianz Funds

assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund

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will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% (10% in the case of the RCM International Growth Equity Fund) of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in The Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover of between 125% and 175%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Global, NACM Pacific Rim, RCM Biotechnology, RCM Global Small-Cap and RCM Global Healthcare Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of the NACM Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of NACM Pacific Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

42	Allianz Funds

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations Other Investments and Techniques

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

Prospectus	43

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. For the NACM International Fund, the financial information shown below is that of the Institutional Class shares of the Nicholas-Applegate International Systematic Fund, the NACM International Fund’s predecessor, which reorganized into the NACM International Fund on October 15, 2004. The Nicholas-Applegate International Systematic Fund did not offer shares corresponding to the NACM International Fund’s Class D shares. The performance shown below for the NACM International Fund is better than that which would have been achieved by Class D shares of the NACM International Fund because of the higher fees and expenses associated with Class D shares.

For the RCM Funds, the financial information shown below for periods prior to February 1, 2002, is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into the RCM Funds on February 1, 2002. The Nicholas-Applegate Pacific Rim Fund reorganized into the NACM Pacific Rim Fund on July 20, 2002.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

With respect to the NACM International Fund, the total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Nicholas-Applegate International Systematic Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Nicholas-Applegate International Systematic Fund’s financial statements, are included in the Nicholas-Applegate Institutional Funds’ audited financial statements and financial highlights for the period ended June 30, 2004. The audited financial statements and financial highlights are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

					Distributions from:
Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Loss) on Investments	Total Income (Loss) from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
NACM International Fund
Institutional Class
04/01/2004 - 06/30/2004	$14.61	$0.11	$(0.18)	$(0.07)	$—	—	—	$14.54
04/01/2003 - 03/31/2004	8.98	0.19	5.73	5.92	(0.29)	—	(0.29)	14.61
04/01/2002 - 03/31/2003	11.30	0.13	(1.56)	(1.43)	(0.89)	—	(0.89)	8.98
05/07/2001 - 03/31/2002	12.50	0.09	(1.22)	(1.13)	(0.07)	—	(0.07)	11.30

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods of less than one year.
(3)	Ratios are annualized for periods of less than one year. Expenses reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

44	Allianz Funds

			Ratios to Average Net Assets(3)
Total Return(2)	Net Investment Income (Loss)	Total Expenses	Expense Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offsets(4)		Fund’s Portfolio Turnover Rate	Net Assets, Ending (in 000’s)

(0.48)%	3.06%	1.80%	(0.40)%	1.40%	1.18	%(6)	29%	$10,255
66.48	1.55	2.25	(0.86)	1.39	1.35	(5)	163	10,305
(19.81)	1.33	2.40	(1.19)	1.21	1.20		282	5,581
(9.02)	0.88	15.82	(14.46)	1.36	1.36		244	910

(4)	Net expenses include certain items not subject to expense reimbursement.
(5)	The Board of Trustees approved the amendments to the Expenses Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 04/01/03 to 07/28/03 and 1.39% for the period 07/29/03 to 03/31/04.
(6)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity do not exceed 1.39% for the period 04/01/04 to 03/31/05.

Prospectus	45

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Global Fund
06/30/2004	$11.72	$(0.07	)(a)	$3.53	(a)	$3.46	$0.00	$(0.95)
07/19/2002 - 06/30/2003	10.00	(0.05	)(a)	1.80	(a)	1.75	(0.03)	0.00
NACM Pacific Rim Fund
06/30/2004	$6.28	$(0.03	)(a)	$2.93	(a)	$2.90	$0.00	$0.00
07/31/2002 - 6/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00

*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(d)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding tax expense is 1.90%.

46	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.95)	$0.01	(a)	$14.24	30.44%	$23	1.56	%(c)	(0.50)%		203%
(0.03)	0.00		11.72	17.55	33	1.55	(b)*	(0.53	) *	260

$0.00	$0.05	(a)	$9.23	46.97%	$1,211	1.86	%(d)	(0.34)%		118%
0.00	0.00		6.28	(8.45)	12	1.90	(e)*	0.35	*	264

Prospectus	47

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments
RCM Biotechnology Fund
06/30/2004	$21.24	$(0.37	)(a)	$4.79	(a)	$4.42	$0.00	$0.00
06/30/2003	15.96	(0.25	)(a)	5.53	(a)	5.28	0.00	0.00
06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00
01/01/2001 - 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00
12/31/2000	20.02	(0.37	)(a)	16.78	(a)(e)	16.41	0.00	(0.04)
12/31/1999	11.44	(0.15	)(a)	12.03	(a)	11.88	0.00	(3.30)
RCM Global Small-Cap Fund
06/30/2004	$13.54	$(0.14	)(a)	$6.21	(a)	$6.07	$0.00	$0.00
06/30/2003	13.18	(0.10	)(a)	0.46	(a)	0.36	0.00	0.00
06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00
01/01/2001 - 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00
12/31/2000	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)	0.00	(1.50)
03/09/1999 - 12/31/1999	11.63	(0.21	)(a)	13.67	(a)	13.46	0.00	(1.78)
RCM Global Healthcare Fund
06/30/2004	$18.64	$(0.19	)(a)	$2.34	(a)	$2.15	$0.00	$0.00
06/30/2003	16.25	(0.15	)(a)	2.54	(a)	2.39	0.00	0.00
06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)
01/01/2001 - 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00
12/31/2000	14.25	(0.16	)(a)	10.61	(a)	10.45	0.00	(0.10)
12/31/1999	13.42	(0.11	)(a)	3.53	(a)	3.42	0.00	(2.59)
RCM International Growth Equity Fund
06/30/2004	$7.44	$0.00	(a)	$1.99	(a)	$1.99	$(0.09)	$0.00
06/30/2003	8.30	0.05	(a)	(0.93	)(a)	(0.88)	(0.05)	0.00
06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00
01/01/2001 - 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00
12/31/2000	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)	(2.19)
03/09/1999 - 12/31/1999	14.78	0.01	(a)	9.08	(a)	9.09	(0.16)	(1.40)

*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(e)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

48	Allianz Funds

Total Distributions	Fund Redemption Fee Added to Paid-In Capital		Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.01	(a)	$25.67	20.86%	$325,334	1.61	%(c)	1.61	%(c)	(1.58)%		121%
0.00	0.00		21.24	33.08	319,143	1.61	(c)	1.61	(c)	(1.45)		145
0.00	0.00		15.96	(46.43)	293,216	1.54		1.54		(1.32)		76
0.00	0.00		29.80	(18.11)	760,362	1.50	*	1.50	*	(1.27	) *	43
(0.04)	0.00		36.39	81.93	908,401	1.50		1.53		(1.06)		250
(3.30)	0.00		20.02	111.39	14,870	1.50		4.53		(1.09)		431

$0.00	$0.01	(a)	$19.62	44.90%	$8,679	1.85%		1.85%		(0.79)%		111%
0.00	0.00		13.54	2.73	5,172	1.86	(d)	1.86	(d)	(0.87)		183
0.00	0.00		13.18	(18.34)	6,840	1.92		2.70		(1.25)		326
0.00	0.00		16.14	(13.18)	16,842	1.75	*	2.64	*	(1.30	) *	134
(1.50)	0.00		18.59	(13.84)	15,640	1.75		2.20		(1.06)		202
(1.78)	0.00		23.31	116.97	1,430	1.75	*	16.71	*	(1.49	) *	162

$0.00	$0.00		$20.79	11.53%	$167,820	1.61	%(c)	1.61	%(c)	(0.98)%		257%
0.00	0.00		18.64	14.71	170,980	1.61	(c)	1.61	(c)	(0.94)		151
(0.68)	0.00		16.25	(22.15)	166,442	1.54		1.57		(0.98)		145
0.00	0.00		21.65	(11.99)	240,503	1.50	*	1.54	*	(0.87	) *	69
(0.10)	0.00		24.60	73.37	256,909	1.50		1.64		(0.68)		216
(2.59)	0.00		14.25	28.73	6,284	1.50		4.85		(0.81)		394

$(0.09)	$0.00		$9.34	26.84%	$1,398	1.49	%(b)	1.49	%(b)	0.01%		90%
(0.05)	0.07	(a)	7.44	(9.68)	3,547	1.53	(b)	1.53	(b)	0.75		86
(0.23)	0.00		8.30	(22.89)	5,904	1.45		1.80		0.14		261
0.00	0.00		11.03	(20.19)	10,832	1.25	*	1.94	*	0.33	*	84
(2.45)	0.00		13.82	(26.95)	5,124	1.25		2.36		(0.29)		162
(1.56)	0.00		22.31	62.48	1,738	1.25	*	10.89	*	0.07	*	140

Prospectus	49

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

ALLIANZ Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

Nicholas-Applegate Capital Management LLC, RCM Capital Management LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by expert institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

Allianz Funds	PIMCO Funds

Value Stock

NFJ Dividend Value

NFJ Large-Cap Value

OCC Renaissance

OCC Value

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

PEA Growth & Income

CCM Capital Appreciation

OCC Core Equity

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

RCM Targeted Core Growth

PEA Growth

NACM Growth

RCM Mid-Cap

PEA Target

International Stock

NACM Global

RCM Global Small-Cap

NFJ International Value

NACM International

RCM International

Growth Equity

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

RCM Innovation*

Short-Duration Bond

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO GNMA

PIMCO Total Return Mortgage

Corporate Bond

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade

Corporate Bond

International Bond

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

Tax-Exempt Bond

PIMCO Short Duration Municipal Income

PIMCO Municipal Bond

PIMCO California Intermediate Municipal Bond

PIMCO California Municipal Bond

PIMCO New York Municipal Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn Strategy

PIMCO RealEstateRealReturn Strategy

PIMCO All Asset

IndexPLUS

PIMCO StocksPLUS

PIMCO StocksPLUS

Total Return

PIMCO International StocksPLUS

TR Strategy

*	Proposed to merge into the RCM Global Technology Fund on or about April 29, 2005.
**	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ016_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

Domestic Stock Funds

Share Class D	VALUE STOCK FUNDS NFJ Dividend Value Fund NFJ Large-Cap Value Fund OCC Renaissance Fund OCC Value Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund RCM Targeted Core Growth Fund PEA Growth Fund NACM Growth Fund RCM Mid-Cap Fund PEA Target Fund PEA Opportunity Fund
Stock Funds and Fund Company Adopt Allianz Name	BLEND STOCK FUNDS
Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.	PEA Growth & Income Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund
Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.	This cover is not part of the prospectus

Allianz Funds Prospectus

Domestic Stock Funds

Allianz Funds

November 1, 2004

(as revised April 1, 2005)

Share Class D

This Prospectus describes 16 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations
	PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–65	At least $5 billion
	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid- Cap Growth Index
	PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100	Between $1 billion and $10 billion
	PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion
Blend Stock Funds	PEA Growth & Income	Long-term growth of capital and current income	Common stocks of companies with market capitalizations greater than $5 billion	50–80	Greater than $5 billion
	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)
Value Stock Funds	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion
	NFJ Dividend Value	Current income as a primary objective; long-term growth of capital is a secondary objective	Income producing common stocks of companies with market capitalizations of more than $2 billion	40–50	Generally, more than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Common stocks of large-capitalization companies that are undervalued relative to the market and their industry groups	40–50	Largest 250 publicly traded U.S. companies

2	Allianz Funds

Summary Information (continued)

Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
OCC Renaissance	Long-term growth of capital and income	Common stocks of companies with below-average valuations whose business fundamentals are expected to improve	50–100	All capitalizations
NACM Flex-Cap Value	Long-term capital appreciation	Equity securities of U.S. companies that are undervalued in the marketplace	50–75	All capitalizations
NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100–150	Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in the Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

The RCM Tax-Managed Growth Fund recently changed its name to the “RCM Targeted Core Growth Fund.”

Prospectus	3

CCM Capital Appreciation Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range At least $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity; and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top 20% of the stocks in the screened universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Technology Related Risk
• Value Securities Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.79%

	Lowest (7/1/02–9/30/02)	-15.93%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(4)
Class D — Before Taxes(1)	12.12%	-0.09%	12.64%	12.06%
Class D — After Taxes on Distributions(1)	12.04%	-1.94%	10.02%	9.81%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	7.99%	-0.92%	9.94%	9.66%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	11.26%
Lipper Multi-Cap Growth Funds Average(3)	10.89%	-7.07%	10.58%	10.45%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.41%	1.11%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$113	$353	$612	$1,352

Prospectus	5

CCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range More than $500 million (excluding the 200 largest capitalization companies) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company’s history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund’s capitalization criteria applies at the time of investment.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund’s capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Focused Investment Risk
• Issuer Risk	• Smaller Company Risk	• Credit Risk
• Value Securities Risk	• Liquidity Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.62%

	Lowest (7/1/98–3/31/00)	-14.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class D — Before Taxes(1)	18.24%	4.81%	13.17%	12.37%
Class D — After Taxes on Distributions(1)	18.24%	2.80%	10.97%	10.66%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.85%	3.03%	10.47%	10.17%
Russell Mid-Cap Index(2)	20.23%	7.60%	14.50%	13.57%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.75%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invests principally in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.40%	1.10%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$112	$350	$606	$1,340

Prospectus	7

NACM Flex-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Equity securities of U.S. companies that are undervalued in the marketplace Approximate Number of Holdings 50–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Focused Investment Risk	• Liquidity Risk • Leveraging Risk • Smaller Company Risk	• Credit Risk • Management Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Flex-Cap Value Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.90%

	Lowest (1/1/03–3/31/03)	-4.42%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	20.35%	27.62%
Class D — After Taxes on Distributions(1)	18.88%	26.16%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	13.79%	23.22%
Russell 3000 Value Index(2)	16.94%	18.20%
Lipper Multi-Cap Value Funds Average(3)	14.51%	22.70%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.65%	0.25%	0.40%	1.30%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$132	$412	$713	$1,568

Prospectus	9

NACM Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 50–80	Approximate Capitalization Range Upper 90% of the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($4.5 billion and greater as of December 31, 2004). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Fund’s portfolio managers focus on identifying the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Focused Investment Risk	• Liquidity Risk • Credit Risk • Derivatives Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/04–12/31/04)	13.01%

	Lowest (7/1/04-9/30/04)	-1.76%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	11.30%	12.66%
Class D — After Taxes on Distributions(1)	10.91%	12.40%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	7.81%	10.85%
Russell 1000 Growth Index(2)	6.30%	12.45%
Lipper Large-Cap Growth Funds Average(3)	7.21%	11.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.40%	1.15%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees (0.40%), which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$117	$365	$633	$1,398

Prospectus	11

NFJ Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks current income as a primary objective; long-term growth of capital is a secondary objective Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–50	Approximate Capitalization Range Generally, more than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The Fund’s initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Credit Risk	• Derivatives Risk
• Issuer Risk	• Management Risk	• Leveraging Risk
• Value Securities Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception date of the Fund’s Class D shares (10/31/01), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.36%

	Lowest (7/1/02–9/30/02)	-17.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Since Inception (5/8/00)(4)
Class D — Before Taxes(1)	13.90%	11.94%
Class D — After Taxes on Distributions(1)	13.30%	10.12%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.63%	9.38%
Russell 1000 Value Index(2)	16.49%	5.81%
Lipper Equity Income Funds Average(3)	12.65%	4.79%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88% and -2.29%, respectively.
(3)	The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.40%	1.10%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$112	$350	$606	$1,340

Prospectus	13

NFJ Large-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued larger capitalization common stocks Approximate Number of Holdings 40–50	Approximate Capitalization Range Largest 250 publicly traded U.S. companies Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities issued by large-capitalization companies, which the Fund considers to be the 250 largest publicly traded companies (in terms of market capitalization) in the United States, including American Depository Receipts (i.e., market capitalizations of approximately $10 billion and greater as of September 30, 2004). The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The Fund classifies its investment universe of the 250 largest companies by industry. The portfolio managers then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 100 candidates, the portfolio managers select approximately 40–50 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund’s portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Credit Risk	• Derivatives Risk
• Issuer Risk	• Management Risk	• Leveraging Risk
• Value Securities Risk

Please see “Summary of Principal Risks” in the Prospectus for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception date of the Fund’s Class D shares (7/19/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.20%

	Lowest (7/1/02–9/30/02)	-18.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Since Inception (5/8/00)(4)
Class D — Before Taxes(1)	16.56%	11.26%
Class D — After Taxes on Distributions(1)	15.23%	9.96%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.32%	9.01%
Russell Top 200 Value Index(2)	13.34%	2.38%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.43%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index. The Russell Top 200 Value Index replaced the Russell Mid-Cap Value Index as the Fund’s primary comparative index because the Adviser believes the Russell Top 200 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the Russell Mid-Cap Value Index were 23.70% and 14.15%, respectively.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.40%	1.10%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$112	$350	$606	$1,340

Prospectus	15

NFJ Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued smaller capitalization common stocks Approximate Number of Holdings 100–150	Approximate Capitalization Range Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

The Fund’s initial selection universe consists of approximately 4,500 stocks of companies within the Fund’s capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Smaller Company Risk	• Credit Risk
• Issuer Risk	• Liquidity Risk	• Management Risk
• Value Securities Risk	• Focused Investment Risk	• Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception date of the Fund’s Class D shares (6/28/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.28%

	Lowest (7/1/98–9/30/98)	-18.70%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class D — Before Taxes(1)	23.06%	18.78%	15.61%	14.21%
Class D — After Taxes on Distributions(1)	21.62%	18.02%	13.85%	12.30%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	16.30%	16.26%	12.88%	11.55%
Russell 2000 Value Index(2)	22.25%	17.23%	15.56%	15.70%
Lipper Small-Cap Value Funds Average(3)	20.80%	16.29%	14.29%	13.94%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund’s primary comparative index because the Adviser believes the Russell 2000 Value Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the Russell 2000 Index were 18.32%, 6.61%, 11.53% and 11.74%, respectively.
(3)	The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.
(4)	The Fund began operations on 10/01/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.41%	1.26%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$128	$400	$692	$1,523

Prospectus	17

OCC Renaissance Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Foreign Investment Risk	• Management Risk
• Issuer Risk	• Currency Risk	• Leveraging Risk
• Value Securities Risk	• Derivatives Risk	• IPO Risk
• Focused Investment Risk	• Credit Risk	• Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges (loads) and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to the date of this prospectus, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	32.82%

	Lowest (7/1/02–9/30/02)	-31.79%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class D — Before Taxes(1)	15.53%	17.36%	19.59%	15.00%
Class D — After Taxes on Distributions(1)	15.53%	15.82%	15.94%	12.21%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	10.10%	14.21%	15.04%	11.65%
Russell Mid-Cap Value Index(2)	23.70%	13.48%	15.72%	14.21%
Lipper Mid-Cap Value Funds Average(3)	19.01%	13.13%	13.67%	12.52%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.41%	1.26%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$128	$400	$692	$1,523

Prospectus	19

OCC Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals Approximate Number of Holdings 35–60	Approximate Capitalization Range More than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Focused Investment Risk	• Derivatives Risk
• Value Securities Risk	• Credit Risk	• Management Risk
• Foreign Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Prior to the date of this prospectus, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.37%

	Lowest (7/1/02–9/30/02)	-27.75%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class D — Before Taxes(1)	17.18%	13.73%	16.30%	14.31%
Class D — After Taxes on Distributions(1)	16.34%	11.95%	13.01%	11.14%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.53%	10.84%	16.42%	10.69%
Russell 1000 Value Index(2)	16.49%	5.27%	13.83%	12.84%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.21%	11.29%	10.72%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/91. Fund comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.41%	1.11%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$113	$353	$612	$1,352

Prospectus	21

PEA Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–65	Approximate Capitalization Range At least $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Technology Related Risk	• Leveraging Risk
• Growth Securities Risk	• Focused Investment Risk	• Derivatives Risk
• Foreign Investment Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (1/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

PEA Growth Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.45%

	Lowest (1/1/01–3/31/01)	-23.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class D — Before Taxes(1)	9.45%	-10.01%	8.06%	12.09%
Class D — After Taxes on Distributions(1)	9.45%	-10.32%	5.94%	9.77%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	6.14%	-8.20%	6.30%	9.79%
Russell 1000 Growth Index(2)	6.30%	-9.29%	9.59%	11.90%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	8.56%	10.45%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns to the S&P 500 Index were 10.88%, -2.30%, 12.07%, and 13.21%, respectively.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.41%	1.16%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$118	$368	$638	$1,409

Prospectus	23

PEA Growth & Income Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Blend Stocks	Fund Focus Large capitalization common stocks Approximate Number of Holdings 50–80	Approximate Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund can invest up to 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

When selecting securities for the Fund, the portfolio managers seek to identify companies that strike a balance of superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability, consistent and predictable earnings and reasonable valuation. Through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

To provide current income, the portfolio managers also seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities (“junk bonds”) rated at least B by Standard & Poor’s Rating Services or Moody’s Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

The Fund’s portfolio managers may choose to sell a security when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers’ estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Derivatives Risk
• Growth Securities Risk	• Technology Related Risk	• Leveraging Risk
• Value Securities Risk	• Fixed Income Risk	• Credit Risk
• Liquidity Risk	• High Yield Risk	• Foreign Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (7/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The performance information for periods prior to August 1, 2000 reflects the Fund’s advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2002; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

PEA Growth & Income Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.99%

	Lowest (7/1/01–9/30/01)	-22.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class D — Before Taxes(1)	7.28%	-0.44%	13.00%	12.99%
Class D — After Taxes on Distributions(1)	7.12%	-2.56%	7.88%	7.87%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	4.93%	-1.43%	8.36%	8.35%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	12.07%
Lipper Large-Cap Core Funds Average(3)	7.80%	-3.35%	10.07%	10.07%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.41%	1.26%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$128	$400	$692	$1,523

Prospectus	25

PEA Opportunity Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 80–120	Approximate Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment. The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Class D shares of the Fund are not offered to the public at the present time.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Credit Risk
• Issuer Risk	• Foreign Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Smaller Company Risk	• Technology Related Risk	• Derivatives Risk
• IPO Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class C shares, which are offered in a different prospectus. This is because Class D shares were not outstanding during the periods shown. Although Class D and Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares. The returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on this page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

PEA Opportunity Fund (continued)

Calendar Year Total Returns — Class C

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/01/99–12/31/99)	45.70%

	Lowest (7/1/01–9/30/01)	-31.08%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class C — Before Taxes(1)	10.41%	-2.71%	8.09%	13.34%
Class C — After Taxes on Distributions(1)	10.41%	-4.36%	4.82%	10.58%
Class C — After Taxes on Distributions and Sale of Fund Shares(1)	6.77%	-3.24%	5.40%	10.60%
Class D	12.25%	-1.97%	8.91%	14.22%
Russell 2000 Growth Index(2)	14.31%	3.58%	7.12%	7.93%
Lipper Small-Cap Growth Funds Average(3)	10.79%	-1.38%	10.05%	10.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class C shares only. After-tax returns for Class D will vary.
(2)	The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.65%	0.25%	0.40%	1.30%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds — Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$132	$412	$713	$1,568

Prospectus	27

PEA Target Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings Up to 100	Approximate Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers seek to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Foreign Investment Risk	• Management Risk
• Issuer Risk	• Currency Risk	• Leveraging Risk
• Growth Securities Risk	• Technology Related Risk	• Derivatives Risk
• Smaller Company Risk	• Focused Investment Risk	• IPO Risk
• Liquidity Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (6/12/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

PEA Target Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	53.05%

	Lowest (7/1/01–9/30/01)	-27.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Class D — Before Taxes(1)	14.43%	-2.92%	12.23%	12.61%
Class D — After Taxes on Distributions(1)	14.43%	-3.80%	9.49%	10.26%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.38%	-2.81%	9.19%	9.89%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	10.05%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.34%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are no relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Mid-Cap Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.55%	0.25%	0.41%	1.21%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$123	$384	$665	$1,466

Prospectus	29

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category U.S. Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45–85	Approximate Capitalization Range At least $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Liquidity Risk	• Emerging Markets Risk	• Derivatives Risk
• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (3/2/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.22%

	Lowest (1/1/01–3/31/01)	-19.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class D — Before Taxes(1)	6.44%	-7.17%	8.26%
Class D — After Taxes on Distributions(1)	6.42%	-7.34%	6.79%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	4.20%	-5.98%	6.65%
S&P 500 Index(2)	10.88%	-2.30%	7.98%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	4.91%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.41%	1.11%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$113	$353	$612	$1,352

Prospectus	31

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category U.S. Stocks	Fund Focus Small to medium capitalization equity securities Approximate Number of Holdings 85–125	Approximate Capitalization Range Same as the Russell Mid-Cap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Emerging Markets Risk	• Leveraging Risk
• Smaller Company Risk	• Currency Risk	• Derivatives Risk
• Liquidity Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (12/29/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares, which are offered in a different prospectus. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.16%

	Lowest (1/1/01–3/31/01)	-25.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(4)
Class D — Before Taxes(1)	13.62%	-4.13%	10.74%	15.57%
Class D — After Taxes on Distributions(1)	13.62%	-8.40%	4.62%	10.29%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	8.85%	-5.41%	6.05%	10.85%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	11.98%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	12.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the RCM Mid-Cap Growth Index comparisons represent the return of the Russell Mid Cap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.47%	0.25%	0.41%	1.13%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$115	$359	$622	$1,375

Prospectus	33

RCM Targeted Core Growth Fund

Principal Investments and Strategies	Investment Objective Seeks after-tax growth of capital Fund Category Enhanced Stocks	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 25–65	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Tax-Managed Growth Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Currency Risk
• Issuer Risk	• Derivatives Risk	• Sector Specific Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Leveraging Risk
• Smaller Company Risk	• Emerging Markets Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (2/12/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	Allianz Funds

RCM Targeted Core Growth Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	31.86%

	Lowest (1/1/01–3/31/01)	-18.20%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/30/98)(4)
Class D — Before Taxes(1)	6.50%	-5.71%	2.10%
Class D — After Taxes on Distributions(1)	6.50%	-5.71%	1.98%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	4.23%	-4.77%	1.73%
S&P 500 Index(2)	10.88%	-2.30%	1.25%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	-1.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.41%	1.26%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April, 1, 2005.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$128	$400	$692	$1,523

Prospectus	35

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Mid-Cap, NACM Flex-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value and PEA Growth & Income Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Mid-Cap, NACM Growth, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, NFJ Small-Cap Value, PEA Opportunity and RCM Targeted Core Growth Funds generally have substantial exposure to this risk. The CCM Mid-Cap, PEA Growth & Income, PEA Target and RCM Mid-Cap Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able

36	Allianz Fund

to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All Funds except the CCM Capital Appreciation, CCM Mid-Cap and RCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Healthcare Related Risk.  Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk.  Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds, may be subject to risks particularly affecting technology or technology related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in such companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

However, if foreign securities present attractive investment opportunities, any one of the Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.

Prospectus	37

standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The RCM Large-Cap Growth Fund may invest a significant portion of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

38	Allianz Fund

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” Certain of the Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. To the extent a Fund, such as the PEA Growth & Income Fund, is permitted to invest in such securities, that portion of the Fund’s assets is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage the Funds’ investments. See “Sub-Advisers” below.

The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

Prospectus	39

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, CCM Mid-Cap, RCM Large-Cap Growth and OCC Value Funds	0.45%
RCM Mid-Cap Fund	0.47%
NACM Growth and PEA Growth Funds	0.50%
PEA Target Fund	0.55%
OCC Renaissance, PEA Growth & Income, RCM Targeted Core Growth and NFJ Small-Cap Value Funds	0.60%
NACM Flex-Cap Value and PEA Opportunity Funds	0.65%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to Class D shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Allianz Global Fund Management or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (at an annual rate generally not to exceed 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms although payments with respect to shares in retirement plans are often higher).

Class D shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*
All Funds	0.65	%**

*	As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” (0.25%) and “Other Expenses” (the remainder of the Administrative Fee). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee remains the same.
**	The Administrative Fee rate for each Fund, except the OCC Renaissance, OCC Value and NFJ Small-Cap Value Funds, is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Administrative Fee rate for the OCC Renaissance, OCC Value and NFJ Small-Cap Value Funds is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedules reflect the administrative fee in effect beginning April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (with respect to Class D shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

40	Allianz Funds

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees are paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges. The “Annual Fund Operating Expenses” tables on the prior pages show the Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.” If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee would remain the same.

Payments to Financial Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described above are generally not made with respect to Class D shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Prospectus	41

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Administrative Fees” above.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
PEA Capital LLC (“PEA”) 1345 Avenue of the Americas, 50th Floor New York, NY 10105	PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target
Cadence Capital Management LLC (“Cadence”) 265 Franklin Street, 11th Floor Boston, MA 02110	CCM Capital Appreciation and CCM Mid-Cap
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM”) 600 West Broadway San Diego, CA 92101	NACM Flex-Cap Value and NACM Growth Funds (the “NACM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2121 San Jacinto, Suite 1840 Dallas, TX 75201	NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value
Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800	OCC Renaissance and OCC Value

*	Each of the Sub-Advisers is currently affiliated with the Adviser. However, Cadence has announced that it has reached an agreement in principle to become independently owned.

The following provides additional information about each Sub-Adviser and the individual portfolio managers and portfolio management teams who or which have or share primary responsibility for managing the Funds’ investments.

PEA

PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of February 15, 2005, of approximately $3.1 billion. See “Investment Adviser and Administrator” above for additional information about Allianz.

42	Allianz Funds

The following individuals at PEA have primary responsibility for the noted Funds. In addition to serving as a co-portfolio manager for the PEA Target Fund, Jeff Parker, Managing Director of PEA, is responsible for overseeing investment and trading decisions for the PEA Growth and PEA Opportunity Funds. Information about Mr. Parker is set forth below. Different sub-advisory firms served as Sub-Adviser for the PEA Growth, PEA Opportunity and PEA Target Funds prior to March 6, 1999, and for the PEA Growth & Income Fund prior to July 1, 1999.

Fund	Portfolio Managers	Since	Recent Professional Experience
PEA Growth	Greg Tournant	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 2001, he was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that he spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. He has over eight years of investment management experience.

	Martin Mickus	2005	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a Research Analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with the InterGroup Corporation. He is a Chartered Financial Analyst, and earned an M.B.A. from Vanderbilt University and a B.S. from Syracuse University. He brings 12 years of industry experience to his position.

PEA Growth & Income	Stephen Bond-Nelson	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a research analyst at Prudential Mutual Funds. He has over nine years of investment management experience.

	Greg Tournant	2005	See above.

PEA Opportunity	Michael Corelli	2003	Portfolio Manager for PEA. Prior to joining PEA in 1999, he was an analyst at Bankers Trust for 6 years in the small and mid cap growth group.

	Jeff Parker	2005	Managing Director of PEA. Prior to joining PEA, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

PEA Target	Martin Mickus	2004	See above.

	Jeff Parker	2005	See above.

During December, 2001, the sub-advisory functions performed by PEA, a division of Allianz, and its personnel were transferred to PEA Capital LLC, a newly formed, indirect wholly owned subsidiary of Allianz. PEA Capital LLC serves as the Sub-Adviser to the Funds previously sub-advised by PEA. The Funds’ portfolio managers did not change as a result of these changes, which were subject to the approval of the Trust’s Board of Trustees.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Allianz, the management at Cadence and Rosemont Partners, a private equity firm, have agreed in principle to the terms of a transaction in which the management of Cadence and Rosemont Partners would purchase all of Allianz’s interest in Cadence. The consummation of the transaction is subject to a number of conditions, including the negotiation of definitive documentation. Accounts managed by Cadence had combined assets as of December 31, 2004, of approximately $6.0 billion.

The following individuals at Cadence share primary responsibility for each of the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

CCM Mid-Cap	Messrs. Fitzpatrick and Bannick	Same as CCM Capital Appreciation Fund	See above

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenburg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

Prospectus	43

The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Targeted Core Growth Fund.

The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

NACM

Nicholas-Applegate is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, Nicholas-Applegate had approximately $14.5 billion in assets under management.

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Flex-Cap Value	Stephen Sexauer	2003	Lead Portfolio Manager for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 13 years with Morgan Stanley Investment Management managing value equity portfolios. Mr. Sexauer’s background includes economic consulting with Merrill Lynch Economics and Wharton Econometrics. He has 20 years’ investment experience.

	Mark Stuckelman	2002 (inception)	Portfolio Manager for the Nicholas-Applegate Large Cap Value Fund since 1995 and Value Opportunities Fund since 2001. Previously, he has investment management experience with Wells Fargo Bank Investment Management Group; Fidelity Management Trust Co. and BARRA.

	Aerus Tran	2002 (inception)	Investment Analyst for Nicholas-Applegate U.S. Systematic strategies since 2001. Previously, he was a Senior UNIX Systems Administrator (since 1999). Prior to joining Nicholas-Applegate in 1999, he was with the San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; and San Bernardino Association of Governments.

	Mark Roemer	2002 (inception)	Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and Kleinwort Benson Investment Management of London.

NACM Growth	Stacey R. Nutt, Ph.D.	2004	Lead Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate small cap, mid cap and broad mandate Systematic Growth strategies. Prior to joining Nicholas Applegate in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc. Prior to that, he was a member of the faculty of Virginia Tech for three years. He has 12 years of relevant industry experience.

	David J. Pavan, CFA	2004	Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate Large Cap US Systematic Growth strategy. Prior to joining Nicholas-Applegate in 1999, he was a vice president, quantitative equity analyst and partner with Putnam Investments, and a portfolio manager with Genus Capital Management, Inc. He has 11 years of investment industry experience.

	Stephen Sexauer	2003	See Above

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2004, of approximately $9.3 billion.

The following individuals at NFJ share primary responsibility for the noted Fund.

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value	Chris Najork	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years‘ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.

	Benno J. Fischer	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years‘ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

44	Allianz Funds

Fund	Portfolio Managers	Since	Recent Professional Experience

	Jeffrey S. Partenheimer	2002	Principal at NFJ. He is a Portfolio Manager with over 17 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.

	E. Clifton Hoover	2004	Principal at NFJ. He is a Portfolio Manager with 17 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice-president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

NFJ	Mr. Najork	2000 (Inception)	See Above

Large Cap Value	Mr. Fischer	2000 (Inception)	See Above

	Paul A. Magnuson	2000 (Inception)	Principal at NFJ. He is a Portfolio Manager and Senior Research Analyst with 17 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Quantitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.

	Mr. Partenheimer	2002	See Above

NFJ	Mr. Najork	1991 (Inception)	See Above

Small-Cap Value	Mr. Fischer	1991 (Inception)	See Above

	Mr. Magnuson	1995	See Above

	E. Clifton Hoover	1998	See Above

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2004, Oppenheimer Capital had approximately $24.4 billion in assets under management.

The following individuals at Oppenheimer Capital have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the OCC Renaissance Fund and OCC Value Fund prior to February 11, 2005.

Fund	Portfolio Managers	Since	Recent Professional Experience

OCC Value	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

OCC Renaissance	Lois Roman	2005	She has 19 years of investment experience, including 2 years at Oppenheimer Capital where she manages all-cap and large-cap portfolios. Before joining Oppenheimer Capital, she was employed by Deutsche Asset Management and Scudder Investments.

	Louis Goldstein	2005	Head of the Small/Mid Cap product group and a portfolio manger at Oppenheimer Capital. He has 22 years of investment experience, including 14 years at Oppenheimer Capital.

	Colin Glinsman	2005	See above.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the NFJ Dividend Value, NFJ Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

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Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as

46	Allianz Funds

derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of Allianz Global Fund Management, Allianz Global Distributors or the sub-advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

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Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•	Financial Service Firms. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•

Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How

48	Allianz Funds

Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

•	Disclosure Relating to the NFJ Small-Cap Value Fund. Class D shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer be eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

•	Disclosure Relating to the Allianz PEA Opportunity Fund. Class D shares of the Fund are not offered to the public at the present time.

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-877-4626 for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-877-4626 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

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An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders.

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For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Selling Shares

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares redeemed. See ‘‘Redemption Fees’’ below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-877-4626 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions In Kind

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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Redemption Fees

Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders; or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

•	Waivers of Redemption Fees. In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently then quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion. The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion.

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•	Applicability of Redemption Fees in Certain Defined Contribution Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

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Fund	At Least Annually	Quarterly
NFJ Large-Cap Value, NFJ Dividend Value and PEA Growth & Income Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-877-4626.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•

A Note on the RCM Targeted Core Growth Fund.  The RCM Targeted Core Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund

54	Allianz Funds

generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The CCM Capital Appreciation and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

Under normal circumstances, the NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The OCC

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Renaissance, OCC Value, PEA Growth, PEA Opportunity and PEA Target Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or “REITs.” The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund’s ability to achieve its investment objective.

Under normal market conditions, the NACM and RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth and RCM Targeted Core Growth Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. There is no limit on the average maturity of the debt securities in the NACM Fund’s and RCM Fund’s portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The NFJ Small-Cap Value and PEA Opportunity Funds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM Flex Cap Value and RCM Targeted Core Growth Funds generally have substantial exposure to these risks. The CCM Mid-Cap, PEA Growth & Income, PEA Target and RCM Mid-Cap Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these

56	Allianz Funds

reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds may invest up to 15% of their respective assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The OCC Renaissance and OCC Value Funds may invest up to 25% of their assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

The RCM Large-Cap Growth Fund may invest 20%, the RCM Targeted Core Growth may invest 25% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs). In addition, the NACM Funds, OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds and the RCM Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments

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and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The RCM Large-Cap Growth Fund may invest significant portions of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds, as well as certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time.

Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The RCM Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. The Fund will segregate assets determined to be liquid by the

58	Allianz Funds

Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. The PEA Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except the CCM Capital Appreciation, CCM Mid-Cap and RCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The OCC Renaissance, OCC Value, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may also purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The RCM Funds (except the RCM Mid-Cap Fund) may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

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Lack of Availability  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds, particularly the PEA Growth & Income Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

60	Allianz Funds

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% (5% in the case of the RCM Mid-Cap Fund) of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Prospectus	61

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Growth, PEA Opportunity and RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds, NFJ Dividend Value, NFJ Large-Cap Value, OCC Renaissance, PEA Growth, PEA Growth & Income, PEA Opportunity and PEA Target Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of the CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, RCM Large-Cap Growth and RCM Mid-Cap Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

62	Allianz Funds

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Prospectus	63

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. For the PEA Opportunity Fund, the information below reflects financial results for Class C shares of the Fund, which are offered in a different prospectus. Class D shares of the PEA Opportunity Fund were not outstanding during the periods shown. The performance shown below differs from than that which would have been achieved by Class D shares of the PEA Opportunity Fund because of the lower fees and expenses associated with Class D shares.

For the RCM Funds, information for periods prior to February 2, 2002 reflects the performance of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into the Funds on February 1, 2002.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distribution from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Flex-Cap Value Fund
06/30/2004	$12.38	$0.02	(a)	$3.33	(a)	$3.35	$(0.02)	$(0.42)
07/19/2002 - 06/30/2003	10.00	0.06	(a)	2.52	(a)	2.58	(0.03)	(0.17)
NACM Growth Fund
06/30/2004	$11.21	$(0.07	)(a)	$0.92	(a)	$0.85	$0.00	$(0.13)
07/19/2002 - 06/30/2003	10.00	(0.04	)(a)	1.25	(a)	1.21	0.00	0.00
NFJ Large-Cap Value Fund
06/30/2004	$12.23	$0.18	(a)	$2.38	(a)	$2.56	$(0.16)	$0.00
07/19/2002 - 06/30/2003	11.07	0.22	(a)	1.39	(a)	1.61	(0.19)	(0.26)
NFJ Dividend Value Fund
06/30/2004	$10.51	$0.30	(a)	$2.05	(a)	$2.35	$(0.24)	$(0.09)
06/30/2003	11.32	0.27	(a)	(0.28	)(a)	(0.01)	(0.30)	(0.50)
10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15	(0.28)	(0.86)
NFJ Small Cap Value Fund
06/30/2004	$21.92	$0.49	(a)	$5.81	(a)	$6.30	$(0.27)	$(0.23)
06/30/2003	21.85	0.41	(a)	(0.06	)(a)	0.35	(0.23)	(0.05)
06/30/2001 - 06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00	0.00	0.00
CCM Capital Appreciation Fund
06/30/2004	$13.95	$(0.01	)(a)	$2.25	(a)	$2.24	$0.00	$0.00
06/30/2003	14.56	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00
06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)	(0.03)	0.00
06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)	(0.13)	(7.98)
06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33	(0.08)	(5.00)
PEA Growth & Income Fund
06/30/2004	$6.51	$0.08	(a)	$1.09	(a)	$1.17	$(0.10)	$0.00
06/30/2003	6.98	0.08	(a)	(0.45	)(a)	(0.37)	(0.10)	0.00
06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)	(0.03)	0.00
07/31/2000 - 06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)	(0.03)	(3.63)
PEA Growth Fund
06/30/2004	$14.76	$(0.05	)(a)	$2.90	(a)	$2.85	$0.00	$0.00
06/30/2003	16.00	(0.03	)(a)	(1.21	)(a)	(1.24)	0.00	0.00
06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)	0.00	(0.16)
06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)	0.00	(2.35)
01/31/2000 - 06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92	0.00	0.00
CCM Mid-Cap Fund
06/30/2004	$17.38	$(0.06	)(a)	$4.06	(a)	$4.00	$0.00	$0.00
06/30/2003	17.84	(0.06	)(a)	(0.40	)(a)	(0.46)	0.00	0.00
06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)	(0.11)	0.00
06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)	(0.13)	(8.79)
06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84	(0.01)	(0.02)
PEA Opportunity Fund
Class C
06/30/2004	$12.56	$(0.27	)(a)	$4.60	(a)	$4.33	$0.00	$0.00
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00
06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)	0.00	0.00
06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)	0.00	(5.08)
06/30/2000	24.19	(0.42	)(a)	11.33	(a)	10.91	0.00	(7.88)

*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

64	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.44)	$15.29		27.33%		$74	1.40%		0.16%		145%
0.00	(0.20)	12.38		26.01		15	1.41	(h)(j)*	0.55	*	173

$0.00	$(0.13)	$11.93		7.62%		$12	1.25%		(0.55)%		160%
0.00	0.00	11.21		12.10		11	1.25	(k)*	(0.42	) *	167

$0.00	$(0.16)	$14.63		21.02%		$29	1.20%		1.30%		99%
0.00	(0.45)	12.23		(3.55)		59	1.20	*	2.02	*	54

$0.00	$(0.33)	$12.53		22.53%		$546	1.20%		2.48%		36%
0.00	(0.80)	10.51		0.43		42	1.20		2.82		43
0.00	(1.14)	11.32		10.51		83	1.21	(e)*	2.41	*	50

$0.00	$(0.50)	$27.72		29.04%		$5,016	1.26	%(f)	1.95%		30%
0.00	(0.28)	21.92		1.75		2,158	1.25		1.98		20
0.00	0.00	21.85		0.00		11	1.25	*	0.00	*	40

$0.00	$0.00	$16.19		16.06%		$4,103	1.11	%(b)	(0.05)%		148%
0.00	0.00	13.95		(4.19)		3,780	1.10		(0.07)		161
0.00	(0.03)	14.56		(16.43)		3,655	1.11	(b)	0.08		110
0.00	(8.11)	17.45		(9.18)		2,937	1.10		0.18		112
0.00	(5.08)	26.88		22.84		524	1.11	(c)	(0.10)		119

$0.00	$(0.10)	$7.58		18.00%		$754	1.36	%(g)	1.11%		83%
0.00	(0.10)	6.51		(5.18)		331	1.35		1.35		84
0.00	(0.03)	6.98		(23.95)		78	1.35		1.02		101
0.00	(3.66)	9.22		4.50		11	1.35	*	0.69	*	77

$0.00	$0.00	$17.61	(m)	19.31	%(m)	$184	1.16	%(d)	(0.28)%		71%
0.00	0.00	14.76		(7.75)		72	1.16	(d)	(0.19)		70
0.00	(0.16)	16.00		(25.76)		35	1.16	(d)	(0.29)		76
0.00	(2.35)	21.73		(32.38)		74	1.15		(0.47)		85
0.00	0.00	34.76		5.85		11	1.16	*	(0.78	) *	72

$0.00	$0.00	$21.38		23.01%		$17,933	1.10%		(0.29)%		165%
0.00	0.00	17.38		(2.58)		10,333	1.11	(b)	(0.35)		155
(0.02)	(0.13)	17.84		(14.98)		6,716	1.11	(b)	0.02		168
0.00	(8.92)	21.13		(5.65)		6,981	1.10		0.44		153
0.00	(0.03)	30.71		34.24		796	1.11	(c)	(0.05)		164

$0.00	$0.00	$16.89		34.47	%(n)	$173,643	2.06	%(i)	(1.74)%		184%
0.00	0.00	12.56		2.45		142,354	2.06	(i)	(1.83)		214
0.00	0.00	12.26		(21.76)		164,168	2.06	(i)	(1.77)		201
0.00	(5.08)	15.67		(26.26)		255,355	2.05		(1.42)		237
0.00	(7.88)	27.22		49.88		401,118	2.06	(i)	(1.57)		254

(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(j)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(k)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(l)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.81%.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.
(n)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 35.46%.

Prospectus	65

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Renaissance Fund(i)
06/30/2004	$17.24	$(0.05	)(a)	$7.59	(a)	$7.54	$0.00	$0.00
06/30/2003	19.16	0.01	(a)	(1.24	)(a)	(1.23)	0.00	(0.69)
06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12	0.00	(1.32)
06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56	(0.06)	(1.13)
06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22	0.00	(3.45)
PEA Target Fund
06/30/2004	$13.34	$(0.12	)(a)	$3.94	(a)	$3.82	$0.00	$0.00
06/30/2003	13.31	(0.08	)(a)	0.11	(a)	0.03	0.00	0.00
06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00
06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)	0.00	(4.03)
06/12/2000 - 06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68	0.00	0.00
OCC Value Fund(i)
06/30/2004	$12.70	$0.10	(a)	$4.41	(a)	$4.51	$(0.07)	$0.00
06/30/2003	13.73	0.10	(a)	(0.55	)(a)	(0.45)	0.00	(0.58)
06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)
06/30/2001	11.37	0.10	(a)	4.72	(a)	4.82	(0.09)	0.00
06/30/2000	15.29	0.23	(a)	(1.34	)(a)	(1.11)	(0.24)	(2.57)

(i)	The information provided for the OCC Renaissance and OCC Value Funds reflects results of operations under the Fund’s former Sub-Adviser; the Fund will not necessarily achieve the performance results shown above under its current investment management arrangements.
*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.

66	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	$24.78	43.74%	$392,732	1.26	%(d)	(0.21)%		60%
0.00	(0.69)	17.24	(5.90)	86,043	1.26	(d)	0.09		76
0.00	(1.32)	19.16	5.46	146,584	1.26	(d)	0.04		109
0.00	(1.19)	19.36	38.27	19,710	1.25		0.48		138
0.00	(3.45)	14.99	3.56	1,286	1.25		2.21		133

$0.00	$0.00	$17.16	28.64%	$1,393	1.21	%(c)	(0.77)%		96%
0.00	0.00	13.34	0.22	1,166	1.21	(c)	(0.71)		105
0.00	0.00	13.31	(31.04)	978	1.21	(c)	(0.66)		114
0.00	(4.03)	19.30	(27.82)	1,763	1.20		(0.70)		109
0.00	0.00	31.14	2.23	10	1.20	*	(0.69	) *	99

$0.00	$(0.07)	$17.14	35.58%	$335,765	1.11	%(b)	0.64%		67%
0.00	(0.58)	12.70	(2.73)	37,032	1.10		0.85		152
0.00	(1.91)	13.73	(3.73)	40,769	1.10		0.55		190
0.00	(0.09)	16.10	42.66	4,003	1.10		0.66		204
0.00	(2.81)	11.37	(7.07)	46	1.11	(b)	1.71		196

Prospectus	67

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments
RCM Large Cap Growth Fund
06/30/2004	$10.84	$(0.01	)(a)	$1.28	(a)	$1.27	$(0.03)	$0.00
06/30/2003	10.85	0.03	(a)	(0.01	)(a)	0.02	(0.03)	0.00
06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00	0.00
01/01/2001 - 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00
12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00	(0.61)
RCM Targeted Core Growth Fund(i)
06/30/2004	$9.41	$(0.03	)(a)	$1.35	(a)	$1.32	$0.00	$0.00
06/30/2003	9.41	(0.01	)(a)	0.01	(a)	0.00	0.00	0.00
06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00	0.00
01/01/2001 - 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00
12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00	0.00
RCM Mid-Cap Fund
06/30/2004	$2.06	$(0.02	)(a)	$0.47	(a)	$0.45	$0.00	$0.00
06/30/2002	1.99	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00
06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00	0.00
01/01/2001 - 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00	0.00
12/29/2000 - 12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00	0.00

(i)	Formerly the RCM Tax-Managed Growth Fund.
*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.

68	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.03)	$0.00		$12.08	11.72%	$70,078	1.21	%(c)	1.21	%(c)	(0.11)%		82%
0.00	(0.03)	0.00		10.84	0.21	70,789	1.00		1.00		0.33		25
0.00	0.00	0.00		10.85	(22.83)	57,703	1.00		1.13		0.07		36
0.00	0.00	0.00		14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10	) *	19
0.00	(0.61)	0.00		16.77	(8.71)	22,782	1.08		1.74		(0.29)		42

$0.00	$0.00	$0.00		$10.73	14.03%	$3,099	1.36	%(e)	1.36	%(e)	(0.29)%		92%
0.00	0.00	0.00		9.41	0.00	3,120	1.35		1.35		(0.15)		74
0.00	0.00	0.00		9.41	(20.12)	3,860	1.46		2.58		(0.42)		68
0.00	0.00	0.24	(a)	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67	) *	40
0.00	0.00	0.00		13.75	(8.09)	6,052	1.50		3.03		(0.75)		85

$0.00	$0.00	$0.00		$2.51	21.84%	$886	1.23	%(d)	1.23	%(d)	(0.81)%		145%
0.00	0.00	0.00		2.06	3.52	3,374	1.04	(b)	1.04	(b)	(0.70)		132
0.00	0.00	0.00		1.99	(28.16)	3,975	1.02		1.69		(0.80)		142
0.00	0.00	0.00		2.77	(16.82)	440	1.02	*	9.57	*	(0.54	) *	76
0.00	0.00	0.00		3.33	0.00	50	0.00	*	0.00	*	0.00		193

(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

Prospectus	69

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-877-4326, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by expert institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

Allianz Funds	PIMCO Funds

Value Stock

NFJ Dividend Value

NFJ Large-Cap Value

OCC Renaissance

OCC Value

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

PEA Growth & Income

CCM Capital Appreciation

OCC Core Equity

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

RCM Targeted Core Growth

PEA Growth

NACM Growth

RCM Mid-Cap

PEA Target

International Stock

NACM Global

RCM Global Small-Cap

NFJ International Value

NACM International

RCM International

Growth Equity

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

RCM Innovation*

Short-Duration Bond

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO GNMA

PIMCO Total Return Mortgage

Corporate Bond

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade

Corporate Bond

International Bond

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

Tax-Exempt Bond

PIMCO Short Duration Municipal Income

PIMCO Municipal Bond

PIMCO California Intermediate Municipal Bond

PIMCO California Municipal Bond

PIMCO New York Municipal Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn Strategy

PIMCO RealEstateRealReturn Strategy

PIMCO All Asset

IndexPLUS

PIMCO StocksPLUS

PIMCO StocksPLUS Total Return

PIMCO International StocksPLUS

TR Strategy

*	Proposed to merge into the RCM Global Technology Fund on or about April 29, 2005.
**	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ006_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

International/Sector Stock Funds

Share Classes A B C	GLOBAL STOCK FUNDS NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS NACM International Fund RCM International Growth Equity Fund	REGIONAL STOCK FUND NACM Pacific Rim Fund SECTOR-RELATED STOCK FUNDS RCM Global Healthcare Fund RCM Biotechnology Fund
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.	This cover is not part of the prospectus

Allianz Funds Prospectus

International/Sector Stock Funds

This Prospectus describes 7 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2004, Allianz Global Fund Management and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of large capitalization companies located in at least three different countries	65–90	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of issuers located in at least three different countries	75–150	Same as the MSCI World Small-Cap Index
International Stock Funds	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	90–130	All capitalizations
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of companies located within the Pacific Rim	80–110	All capitalizations
Sector-Related Stock Funds	RCM Global Healthcare	Long-term capital appreciation	Equity securities of healthcare-related issuers located in at least three different countries	30–120	All capitalizations
	RCM Biotechnology	Long-term capital appreciation	Equity securities of biotechnology-related issuers	30–70	All capitalizations

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	3

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of large capitalization companies located in at least three different countries Approximate Number of Holdings 65–90	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Growth Securities Risk • Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.16%

	Lowest (1/1/03–3/31/03)	-4.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	11.69%	21.36%
Class A — After Taxes on Distributions(1)	10.36%	19.58%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.79%	17.44%
Class B	12.32%	22.38%
Class C	15.21%	22.75%
MSCI ACWI Free Index(2)	15.76%	18.24%
Lipper Global Multi-Cap Growth Funds Average(3)	14.87%	18.30%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.

(3)   The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)   The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.70%	0.25%	0.51%	1.46%
Class B	0.70	1.00	0.51	2.21
Class C	0.70	1.00	0.51	2.21

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ and interest expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$690	$986	$1,304	$2,200	$690	$986	$1,304	$2,200
Class B	724	991	1,385	2,266	224	691	1,185	2,266
Class C	324	691	1,185	2,544	224	691	1,185	2,544

Prospectus	5

NACM International Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 90–130	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in securities of companies located outside the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund’s benchmark over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The portfolio managers expect a high portfolio turnover rate of between 125% and 175%.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Turnover Risk	• Liquidity Risk • Currency Risk • Credit Risk • Derivatives Risk	• Foreign (non-U.S.) Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart and the information to its right show performance of Institutional Class shares of the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class A or C shares.) Performance information in the average annual returns table also shows performance of Institutional Class shares of the NACM Fund and Class A and C shares of the Fund. The Class A and Class C shares performance has been adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees, advisory fees and other expenses paid by the Fund’s Class A and C shares. Although Institutional Class and Class A and C shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class A and C performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses and no sales charges paid by Institutional Class shares and shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index and an index of similar funds. Past performance is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	22.16%

	Lowest (7/1/02–9/30/02)	-19.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Since NACM Fund Inception (5/7/01)(3)
Institutional Class — Before Taxes(1)	27.68%	10.55%
Institutional Class — After Taxes on Distributions(1)	26.11%	9.76%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	18.97%	8.69%
Class A	20.51%	8.77%
Class C	25.60%	9.65%
MSCI EAFE Index(2)	20.70%	5.29%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index. It is not possible to invest directly in the index.
(3)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.60%	1.45%
Class C	0.60	1.00	0.60	2.20

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.60% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$689	$983	$1,299	$2,190	$689	$983	$1,299	$2,190
Class C	323	688	1,180	2,534	223	688	1,180	2,534

Prospectus	7

NACM Pacific Rim Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 80–110	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Issuer Risk • Currency Risk • Growth Securities Risk • Leveraging Risk • Derivatives Risk	• Smaller Company Risk • Management Risk • Turnover Risk • Liquidity Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to July 21, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (7/21/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the NACM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Qtr. Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	44.01%

	Lowest (4/1/98–6/30/98)	-23.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/04)

	1 Year	5 Years	NACM Fund Inception (12/31/97)(4)
Class A — Before Taxes(1)	13.88%	-1.94%	10.69%
Class A — After Taxes on Distributions(1)	13.64%	-6.42%	6.34%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	9.29%	-4.30%	6.66%
Class B	14.56%	-1.66%	10.82%
Class C	17.49%	-1.79%	10.59%
MSCI Pacific Index(2)	19.29%	-3.46%	4.49%
Lipper Pacific Region Funds Average(3)	16.05%	-4.13%	4.81%

(1)	After-tax returns are estimated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
(3)	The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.62%	1.77%
Class B	0.90	1.00	0.61	2.51
Class C	0.90	1.00	0.61	2.51

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.60% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.02%, 0.01% and 0.01% in tax expenses incurred by Class A, Class B and Class C shares, during the most recent fiscal year, respectively. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$720	$1,077	$1,457	$2,519	$720	$1,077	$1,457	$2,519
Class B	754	1,082	1,535	2,579	254	782	1,335	2,579
Class C	354	782	1,335	2,846	254	782	1,335	2,846

Prospectus	9

RCM Biotechnology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector Related Stocks	Fund Focus Equity securities of companies in the biotechnology industry Approximate Number of Holdings 30–70	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Foreign (non-U.S.)	• Focused Investment Risk
• Issuer Risk	• Derivatives Risk	• Investment Risk	• Turnover Risk
• Growth Securities Risk	• Sector Specific Risk	• Emerging Markets Risk	• Credit Risk
• Smaller Company Risk	• IPO Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

RCM Biotechnology Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	65.37%

	Lowest (1/1/01–3/31/01)	-34.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/30/97)(7)
Class A — Before Taxes(1)	9.35%	4.68%	17.66%
Class A — After Taxes on Distributions(1)	9.35%	4.67%	16.29%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	6.08%	4.02%	14.79%
Class B	9.85%	4.73%	17.71%
Class C	13.84%	5.06%	17.72%
S&P 500 Index(2)	10.88%	-2.30%	4.77%
NASDAQ Biotechnology Index(3)	6.14%	-2.72%	14.21%
AMEX Biotechnology Index(4)	11.08%	6.82%	18.86%
Lipper Health/Biotechnology Funds Average(5)	9.19%	7.84%	9.67%
Blended Index(6)	4.40%	-0.50%	13.75%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index. The S&P 500 Index replaced the NASDAQ Biotechnology Index as the Fund’s primary comparative index because the Adviser believes the S&P 500 Index is a more broadly based market index.
(3)	The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
(4)	The AMEX Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.
(5)	The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(6)	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 80% NASDAQ Biotechnology Index and 20% MSCI World Pharmaceuticals and Biotechnology Index. The NASDAQ Biotechnology Index is described above. The Morgan Stanley Capital International (“MSCI”) World Pharmaceuticals and Biotechnology Index is an unmanaged index that includes companies primarily involved in the development, manufacturing or marketing of products based on advanced biotechnology research and companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index meets the classification standards of the Global Industry Classification System of MSCI and is a subset of the MSCI World Index. It is not possible to invest directly in these indexes.
(7)	The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.41%	1.56%
Class B	0.90	1.00	0.41	2.31
Class C	0.90	1.00	0.41	2.31
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$700	$1,016	$1,353	$2,304	$700	$1,016	$1,353	$2,304
Class B	734	1,021	1,435	2,320	234	721	1,235	2,370
Class C	334	721	1,235	2,646	234	721	1,235	2,646

Prospectus	11

RCM Global Healthcare Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies in the healthcare industry Approximate Number of Holdings 30-60	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. The Fund’s assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Asia and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables is based on the performance of the DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Global Healthcare Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.40%

	Lowest (1/1/01–3/31/01)	-24.45%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	6.47%	8.49%	15.41%
Class A — After Taxes on Distributions(1)	6.47%	8.17%	13.51%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	4.21%	7.17%	12.44%
Class B	6.87%	8.61%	15.36%
Class C	9.70%	8.89%	15.36%
MSCI World Healthcare Index(2)	6.40%	2.74%	8.62%
Lipper Health/Biotechnology Funds Average(3)	9.19%	7.84%	10.48%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Morgan Stanley Capital International (“MSCI”) World Healthcare Index is an unmanaged index that includes companies primarily involved in health care equipment and services as well as companies primarily involved in pharmaceuticals and biotechnology. The index meets the classification standards of the Global Industry Classification Systems (GICS) of MSCI and is a subset of the MSCI World Index. It is not possible to invest directly in the index.
(3)	The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.80%	0.25%	0.52%	1.57%
Class B	0.80	1.00	0.52	2.32
Class C	0.80	1.00	0.52	2.32

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.02% in trustees’ and interest expenses incurred during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$701	$1,018	$1,358	$2,315	$701	$1,015	$1,358	$2,315
Class B	735	1,024	1,440	2,381	235	724	1,240	2,381
Class C	335	724	1,240	2,656	235	724	1,240	2,656

Prospectus	13

RCM Global Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Capitalization Range Same as the MSCI World Small-Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities which as of September 30, 2004 would permit the Fund to maintain a weighted-average market capitalization ranging from $600 million to $2.4 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Currency Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Focused Investment Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	64.67%

	Lowest (7/1/01–9/30/01)	-26.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	15.63%	-0.95%	14.19%
Class A — After Taxes on Distributions(1)	15.63%	-1.36%	12.54%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	10.16%	-1.01%	11.52%
Class B	16.47%	-0.88%	14.19%
Class C	20.48%	-0.51%	14.19%
MSCI World Small-Cap Index(2)	24.72%	10.65%	8.71%
Lipper Global Small-Cap Funds Average(3)	19.78%	-1.92%	7.01%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Morgan Stanley Capital International World Small-Cap Index (“MSCI-WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
(3)	The Lipper Global Small-Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	1.00%	0.25%	0.50%	1.75%
Class B	1.00	1.00	0.50	2.50
Class C	1.00	1.00	0.50	2.50
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$718	$1,071	$1,447	$2,499	$718	$1,071	$1,447	$2,499
Class B	753	1,079	1,531	2,565	253	779	1,331	2,565
Class C	353	779	1,331	2,836	253	779	1,331	2,836

Prospectus	15

RCM International Growth Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50–115	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI-EAFE Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk	• Derivatives Risk • Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the annual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	41.17%

	Lowest (1/1/01–3/31/01)	-18.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)
	1 Year	5 Years	Fund Inception (5/22/95)(5)
Class A — Before Taxes(1)	8.55%	-11.49%	4.77%
Class A — After Taxes on Distributions(1)	8.40%	-12.54%	3.15%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.75%	-9.74%	3.41%
Class B	9.08%	-11.45%	4.81%
Class C	13.14%	-11.16%	4.60%
MSCI-EAFE Index(2)	20.70%	-0.80%	5.72%
MSCI-EAFE Growth Index(3)	16.48%	-5.77%	2.97%
Lipper International Large Cap Growth Funds Average(4)	13.42%	-6.99%	4.05%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.

(3)   The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index. The MSCI EAFE Growth Index replaced the MSCI All Country World Free Index as a comparative index because the Adviser believes the MSCI EAFE Index is more representative of the Fund’s strategies. For the periods ended December 31, 2004, the 1 Year, 5 Years and Fund Inception average annual total returns of the MSCI All Country World Free Index were 21.38%, 0.02% and 5.98%, respectively.

(4)   The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in non-U.S. companies with market capitalizations greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Ex-U.S. Broad Market Index. It does not take into account sales charges.

(5)   The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.64%	1.39%
Class B	0.50	1.00	0.64	2.14
Class C	0.50	1.00	0.64	2.14

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.60% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.04% in trustees’ and interest expenses incurred by each class during the most recently completed fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$684	$966	$1,269	$2,127	$684	$966	$1,269	$2,127
Class B	717	970	1,349	2,192	217	670	1,149	2,192
Class C	317	670	1,149	2,472	217	670	1,149	2,472

Prospectus	17

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global, NACM Pacific Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds generally have substantial exposure to this risk.

IPO Risk

The Funds, particularly the RCM Biotechnology Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

18	Allianz Funds

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Sector Related Risk.  Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a Fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

Healthcare Related Risk.  The RCM Global Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other funds may make significant investments in the healthcare industry and may also be subject to these risks.

Technology Related Risk.  Some Funds, such as the RCM Global Small-Cap Fund, may be subject to technology related risks to the extent they invest a substantial portion of their assets in technology or technology-related companies. These risks include the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

Biotechnology Related Risk.  Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

Because all the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and

Prospectus	19

auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. The NACM Pacific Rim Fund may invest a significant portion of its assets in emerging markets. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. Except for the NACM Pacific Rim Fund, the Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. All the Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Biotechnology, RCM Global Healthcare and RCM International Growth Equity Funds, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The NACM Pacific Rim and RCM Global Small-Cap Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Biotechnology and RCM Global Healthcare Funds are vulnerable to events affecting, respectively, biotechnology companies, technology companies and companies in the healthcare industry because these Funds normally “concentrate” their investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase

20	Allianz Funds

agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” The NACM International Fund is expected to have a portfolio turnover rate of between 125% and 175%. The NACM Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. Certain of the Funds, especially the RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds, are also particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below.

Prospectus	21

The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM International Growth Equity Fund	0.50%
NACM International Fund	0.60%
NACM Global Fund	0.70%
RCM Global Healthcare Fund	0.80%
RCM Biotechnology and NACM Pacific Rim Funds	0.90%
RCM Global Small-Cap Fund	1.00%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to the Adviser, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Adviser, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Adviser exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees*
NACM International, NACM Pacific Rim and RCM International Growth Equity Funds	0.60%
NACM Global, RCM Global Healthcare and RCM Global Small-Cap Funds	0.50%
RCM Biotechnology Fund	0.40%

*	The Administrative Fee rate for each Fund is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee of up to 0.25% (up to 0.20% for Class A, B or C shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates

22	Allianz Funds

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM”) 600 West Broadway San Diego, CA 92101	NACM Global, NACM International and NACM Pacific Rim Funds (the “NACM Funds”)

*	Each Sub-Adviser is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments.

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small Cap Fund.

The Healthcare Global Sector Research Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.

The International Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund.

NACM

Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, Nicholas-Applegate had approximately $14.5 billion in assets under management.

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Prospectus	23

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global	Pedro Marcal	2002 (inception)	Lead Portfolio Manager for the Nicholas-Applegate Global Select strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish	2003	Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 4 years with Putnam Investments as an international portfolio manager and 8 years with Schroder Investment Management managing international, European and Asian equities.

	Horacio A. Valerias	2003	See Above

	Andrew Beal	2002 (inception)	Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries and Pacific Rim strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent 10 years with Schroder Investment Management (UK) LTD specializing in Asian investments as head of Asian institutional investments.

	Melisa Grigolite, CFA	2002 (inception)	Portfolio Manager for the Nicholas-Applegate’s International Growth strategies since 1997. Ms. Grigolite joined the firm in 1991. She has 11 years’ prior experience.

	Michael Fredericks	2002 (inception)	International Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 7 years with Callan Associates as an assistant vice president; Baring Asset Management as an assistant vice president; and Bank of America as a senior financial analyst;

	Chris Herrera	2002 (inception)	Investment Analyst for Nicholas-Applegate International Growth strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers for 3 years.

NACM International	Stacey R. Nutt, Ph.D.	2004 (inception)	Lead Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate small cap, mid cap and broad mandate Systematic Growth strategies. Prior to joining Nicholas-Applegate in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc. Prior to that, he was a member of the faculty of Virginia Tech for three years. He has 12 years of relevant industry experience.

	David J. Pavan, CFA	2004 (inception)	Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate Large Cap US Systematic Growth strategy. Prior to joining Nicholas-Applegate in 1999, he was a vice president, quantitative equity analyst and partner with Putnam Investments, and a portfolio manager with Genus Capital Management, Inc. He has 11 years of investment industry experience.

	David Vaughn, CFA	2004 (inception)	Portfolio Manager. He has portfolio management responsibilities for the Nicholas-Applegate Systematic equities. Prior to joining Nicholas-Applegate in 2003, he was a research analyst at Barclays Global Investors and was a quantitative research analyst with First Quadrant LLP and Sanwa Bank California. He has 7 years of investment industry experience.

	Mark P. Roemer	2004 (inception)	Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and Kleinwort Benson Investment Management of London.

	Antonio Ramos	2004 (inception)	Investment Analyst. He is responsible for portfolio management and research on the Nicholas-Applegate Systematic Growth team. Prior to joining Nicholas-Applegate in 1998 as a project manager in the Information Management Group, he was in information management with Vintage, Inc., Japan and Advanced Technologies Co., Ltd., Japan. He has seven years of information technology experience and thirteen years of investment industry experience.

NACM Pacific Rim	Andrew Beal	2001*	See Above

	Shu Nung Lee, CFA	2002	Portfolio Manager for the Nicholas-Applegate Pacific Rim Fund and Portfolio International Strategies. Prior to joining the firm in 2002, he was vice president and senior research analyst on the Japan equity research team and head of the Japan and Asia automotive team with Lehman Brothers of Tokyo. Mr. Lee has six years of investment research experience.

	Karl Richtenburg	2001*	Investment Analyst for Nicholas-Applegate International strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 8 years with GE Asset Management as an equity research associate; International Equities; and GFI Group Ltd., London as a foreign exchange options broker.

	Jason Campbell	1998*	Portfolio Manager for the Nicholas-Applegate International strategies since 1998. He has 3 years’ prior experience with San Diego State University Economics Department as both a teaching assistant and graduate student.

	John Casarietti	2001*	Investment Analyst for Nicholas-Applegate Emerging Countries strategies since 2001 and Account Administrator from 1998 to 2001. His experience includes responsibilities in the firm’s operations department and 4 years’ prior experience with Interbank Funding Group and Barron Chase Securities.

	Michael Fredericks	2001*	See Above

*	Represents the date the individual became involved in the management of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund’s predecessor.

24	Allianz Funds

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee any Sub-Adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions

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to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of Allianz Global Fund Management, Allianz Global Distributors or the sub-advisers to perform their respective contracts with respect to the Funds.

26	Allianz Funds

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the NACM Global, NACM Pacific Rim and RCM Funds and Class A and Class C shares of the NACM International Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days at acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	You normally pay a CDSC of 1% if you redeem Class C shares of the Funds during the first eighteen months (the first year for the RCM Biotechnology Fund) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

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•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) (other than the Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

28	Allianz Funds

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares are not subject to an initial sales charge.

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Contingent Deferred Sales Charges (CDSCs) Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*	For Class C shares of all Funds other than the RCM Biotechnology Fund, the Class C CDSC is charged for the first eighteen months after purchase.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur all the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated Shares Purchased on or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your shares for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions of if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur all the lowest CDSC.

30	Allianz Funds

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001.

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate 5%, the Class B CDSC would be $100.

Shares that are received in exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurances companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their

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customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets of a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to

32	Allianz Funds

procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Funds, except the RCM Biotechnology Fund, may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York

Prospectus	33

Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

34	Allianz Funds

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its

Prospectus	35

shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

36	Allianz Funds

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term

Prospectus	37

trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Funds’s underlying beneficial owners.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) unvoluntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made

38	Allianz Funds

by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Prospectus	39

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase

40	Allianz Funds

shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of each of the Funds except the RCM Biotechnology Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Under normal market conditions, the NACM Funds and RCM Funds will invest primarily in equity securities. In addition, the RCM Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. In addition, the NACM Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political

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subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Funds’ portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of the Funds and may adversely affect the Funds’ ability to achieve their investment objectives.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap Fund invests primarily in smaller companies and are especially sensitive to the risks described below. In addition, the other Funds (except the NACM International Fund) generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds, particularly the RCM Biotechnology Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

42	Allianz Funds

Foreign (Non-U.S.) Securities

The NACM Global and NACM International Funds invest principally in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The NACM Pacific Rim Fund invests principally in equity securities located within the Pacific Rim.

For the RCM Funds, RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global and NACM International Funds, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The NACM Pacific Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in

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these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the NACM Global, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The NACM Funds and certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

44	Allianz Funds

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in

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derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds, particularly the NACM Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

46	Allianz Funds

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short- term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% (10% in the case of the RCM International Growth Equity Fund) of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

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Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover rates of between 125% and 175%. The NACM Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Global, NACM Pacific Rim, RCM Biotechnology, RCM Global Healthcare and RCM Global Small-Cap Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. Each of the NACM Pacific Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap and RCM International Growth Equity Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller- Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

48	Allianz Funds

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Prospectus	49

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. For the NACM International Fund, the financial information shown below is that of the Institutional Class shares of the Nicholas-Applegate International Systematic Fund, the NACM International Fund’s predecessor, which reorganized into the NACM International Fund on October 15, 2004. The Nicholas-Applegate International Systematic Fund did not offer shares corresponding to the NACM International Fund’s Class A, B and C shares. The performance shown below for the NACM International Fund is better than that which would have been achieved by Class A, B and C shares of the NACM International Fund because of the higher fees and expenses associated with Class A, B and C shares.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. the annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

With respect to the NACM International Fund, the total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Nicholas-Applegate International Systematic Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Nicholas-Applegate International Systematic Fund’s financial statements, are included in the Nicholas-Applegate Institutional Funds’ audited financial statements and financial highlights for the period ended June 30, 2004. The audited financial statements and financial highlights are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

					Distributions from:

Fiscal Year or Period Ended	Net Asset Value, Beginning	Net Investment Income(1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
NACM International Fund
Institutional Class
04/01/04 - 06/30/04	$14.61	$0.11	$(0.18)	$(0.07)	$—	$—	$—	$14.54
04/01/03 - 03/31/04	8.98	0.19	5.73	5.92	(0.29)	—	(0.29)	14.61
04/01/02 - 03/31/03	11.30	0.13	(1.56)	(1.43)	(0.89)	—	(0.89)	8.98
05/07/01 - 03/31/02	12.50	0.09	(1.22)	(1.13)	(0.07)	—	(0.07)	11.30

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods of less than one year.
(3)	Ratios are annualized for periods of less than one year. Expenses reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

50	Allianz Funds

Ratios to Average Net Assets(3)

Total Return(2)	Net Investment Income (Loss)	Total Expenses	Expense Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offsets(4)		Fund’s Portfolio Turnover Rate	Net Assets, Ending (in 000’s)

(0.48)%	3.06%	1.80%	(0.40)%	1.40%	1.18	%(6)	29%	$10,255
66.48	1.55	2.25	(0.86)	1.39	1.35	(5)	163	10,305
(19.81)	1.33	2.40	(1.19)	1.21	1.20		282	5,581
(9.02)	0.88	15.82	(14.46)	1.36	1.36		244	910

(4)	Net expenses include certain items not subject to expense reimbursement.
(5)	The Board of Trustees approved the amendments to the Expenses Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 04/01/03 to 07/28/03 and 1.39% for the period 07/29/03 to 03/31/04.
(6)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius) entity do not exceed 1.39% for the period 04/01/04 to 03/31/05.

Prospectus	51

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Global Fund
Class A
06/30/2004	$11.71	$(0.03	)(a)	$3.49	(a)	$3.46	$0.00	$(0.95)
07/19/2002 - 06/30/2003	10.00	(0.06	)(a)	1.80	(a)	1.74	(0.03)	0.00
Class B
06/30/2004	11.64	(0.14	)(a)	3.47	(a)	3.33	0.00	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.79	(a)	1.67	(0.03)	0.00
Class C
06/30/2004	11.66	(0.15	)(a)	3.48	(a)	3.33	0.00	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.78	(a)	1.66	0.00	0.00
NACM Pacific Rim Fund
Class A
06/30/2004	$6.28	$(0.03	)(a)	$2.94	(a)	$2.91	$0.00	$0.00
07/31/2002 - 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00
Class B
06/30/2004	6.26	(0.10	)(a)	2.94	(a)	2.84	0.00	0.00
07/31/2002 - 06/30/2003	6.86	0.00	(a)	(0.60	)(a)	(0.60)	0.00	0.00
Class C
06/30/2004	6.23	(0.10	)(a)	2.92	(a)	2.82	0.00	0.00
07/31/2002 - 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)	(0.63)	0.00	0.00
RCM Biotechnology Fund
Class A
06/30/2004	$21.24	$(0.38	)(a)	$4.81	(a)	$4.43	$0.00	$0.00
06/30/2003	15.97	(0.26	)(a)	5.53	(a)	5.27	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)	0.00	0.00
Class B
06/30/2004	21.02	(0.55	)(a)	4.73	(a)	4.18	0.00	0.00
06/30/2003	15.92	(0.38	)(a)	5.48	(a)	5.10	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00
Class C
06/30/2004	21.02	(0.55	)(a)	4.74	(a)	4.19	0.00	0.00
06/30/2003	15.92	(0.39	)(a)	5.49	(a)	5.10	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00
RCM Global Healthcare Fund
Class A
06/30/2004	$18.64	$(0.18	)(a)	$2.34	(a)	$2.16	$0.00	$0.00
06/30/2003	16.24	(0.14	)(a)	2.54	(a)	2.40	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)	0.00	0.00
Class B
06/30/2004	18.43	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00
06/30/2003	16.19	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)	0.00	0.00
Class C
06/30/2004	18.44	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00
06/30/2003	16.20	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)	0.00	0.00

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.

52	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.95)	$0.01	(a)	$14.23	30.48%	$1,421	1.56	%(e)	(0.21)%	203%
(0.03)	0.00		11.71	17.48	61	1.55	(b)*	(0.56)*	260

(0.95)	0.01	(a)	14.03	29.51	1,361	2.31	(j)	(1.06)	203
(0.03)	0.00		11.64	16.69	40	2.30	(c)*	(1.18)*	260

(0.95)	0.01	(a)	14.05	29.45	1,369	2.31	(j)	(1.09)	203
0.00	0.00		11.66	16.61	79	2.30	(d)*	(1.15)*	260

$0.00	$0.04	(a)	$9.23	46.97%	$18,824	1.87	%(i)	(0.33)%	118%
0.00	0.00		6.28	(8.45)	168	1.89	(h)*	0.29 *	264

0.00	0.04	(a)	9.14	46.01	7,101	2.61	(n)	(1.09)	118
0.00	0.00		6.26	(8.75)	79	2.64	(p)*	(0.08)*	264

0.00	0.04	(a)	9.09	45.91	12,661	2.61	(n)	(1.11)	118
0.00	0.00		6.23	(9.18)	141	2.64	(m)*	(1.03)*	264

$0.00	$0.01	(a)	$25.68	20.90%	$13,877	1.61	%(f)	(1.58)%	121%
0.00	0.00		21.24	33.00	4,616	1.61	(f)*	(1.45)	145
0.00	0.00		15.97	(31.96)	4,840	1.60	*	(1.42)*	76

0.00	0.01	(a)	25.21	19.93	8,215	2.36	(k)	(2.32)	121
0.00	0.00		21.02	32.04	1,949	2.36	(k)	(2.20)	145
0.00	0.00		15.92	(32.17)	328	2.35	*	(2.13)*	76

0.00	0.01	(a)	25.22	19.98	9,248	2.36	(k)	(2.32)	121
0.00	0.00		21.02	32.04	3,935	2.36	(k)	(2.19)	145
0.00	0.00		15.92	(32.17)	448	2.35	*	(2.13)*	76

$0.00	$0.00		$20.80	11.59%	$14,308	1.62	%(g)	(0.92)%	257%
0.00	0.00		18.64	14.78	4,892	1.60		(0.89)	151
0.00	0.00		16.24	(15.28)	730	1.60	*	(1.06)*	145

0.00	0.00		20.41	10.74	9,427	2.37	(l)	(1.68)	257
0.00	0.00		18.43	13.84	3,684	2.35		(1.65)	151
0.00	0.00		16.19	(15.54)	849	2.35	*	(1.75)*	145

0.00	0.00		20.42	10.74	9,859	2.37	(l)	(1.68)	257
0.00	0.00		18.44	13.83	3,051	2.35		(1.66)	151
0.00	0.00		16.20	(15.49)	922	2.35	*	(1.78)*	145

(h)	Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(i)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.30%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(l)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.35%.
(m)	Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(n)	Ratio of expenses to average net assets excluding tax expense is 2.60%.

Prospectus	53

Financial Highlights (continued)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
RCM International Growth Equity Fund
Class A
06/30/2004	$7.41	$0.04	(a)	$1.95	(a)	$1.99	$(0.10)	$0.00
06/30/2003	8.33	0.06	(a)	(0.92	)(a)	(0.86)	(0.06)	0.00
02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00
Class B
06/30/2004	7.37	(0.02	)(a)	1.91	(a)	1.89	(0.08)	0.00
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00
Class C
06/30/2004	7.37	(0.02	)(a)	1.92	(a)	1.90	(0.07)	0.00
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00
RCM Global Small-Cap Fund
Class A
06/30/2004	$13.55	$(0.11	)(a)	$6.18	(a)	$6.07	$0.00	$0.00
06/30/2003	13.24	(0.09	)(a)	0.40	(a)	0.31	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14	0.00	0.00
Class B
06/30/2004	13.45	(0.23	)(a)	6.12	(a)	5.89	0.00	0.00
06/30/2003	13.20	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10	0.00	0.00
Class C
06/30/2004	13.44	(0.24	)(a)	6.13	(a)	5.89	0.00	0.00
06/30/2003	13.19	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%
(d)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.

54	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.10)	$0.00		$9.30	26.87%	$9,346	1.49	%(b)	0.47%	90%
(0.06)	0.00		7.41	(10.28)	8,521	1.51	(b)	0.87	86
0.00	0.00		8.33	0.12	6,283	1.76	(c)*	1.08 *	261

(0.08)	0.01	(a)	9.19	25.78	5,230	2.24	(e)	(0.18)	90
(0.03)	0.00		7.37	(10.86)	3,272	2.27	(e)	(0.05)	86
0.00	0.00		8.30	(0.24)	4,245	2.49	(d)*	0.27 *	261

(0.07)	0.00		9.20	25.85	36,147	2.24	(e)	(0.27)	90
(0.03)	0.00		7.37	(10.85)	29,581	2.27	(e)	(0.05)	86
0.00	0.00		8.30	(0.24)	37,463	2.49	(d)*	0.27 *	261

$0.00	$0.01	(a)	$19.63	44.87%	$9,613	1.85%		(0.63)%	111%
0.00	0.00		13.55	2.34	683	1.86	(g)	(0.78)	183
0.00	0.00		13.24	1.07	179	1.87	(h)*	(0.48)*	326

0.00	0.01	(a)	19.35	43.87	6,945	2.60		(1.29)%	111
0.00	0.00		13.45	1.89	546	2.62	(i)	(1.44)	183
0.00	0.00		13.20	0.76	53	2.62	(j)*	(1.13)*	326

0.00	0.01	(a)	19.34	43.90	11,833	2.60		(1.35)	111
0.00	0.00		13.44	1.90	965	2.62	(j)	(1.48)	183
0.00	0.00		13.19	0.69	419	2.63	(j)*	(1.28)*	326

(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.20%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(j)	Ratio of expenses to average net assets excluding interest expense is 2.60%.

Prospectus	55

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by expert institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

Allianz Funds	PIMCO Funds

Value Stock

NFJ Dividend Value

NFJ Large-Cap Value

OCC Renaissance

OCC Value

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

PEA Growth & Income

CCM Capital Appreciation

OCC Core Equity

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

RCM Targeted Core Growth

PEA Growth

NACM Growth

RCM Mid-Cap

PEA Target

PEA Opportunity

International Stock

NACM Global

RCM Global Small-Cap

NFJ International Value

NACM International

RCM International

Growth Equity

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

RCM Innovation*

Balanced

AMM Asset Allocation

Short-Duration Bond

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO Long-Term

U.S. Government

PIMCO GNMA

PIMCO Total Return Mortgage

Corporate Bond

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade

Corporate Bond

International Bond

PIMCO Global Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

Tax-Exempt Bond

PIMCO Short Duration

Municipal Income

PIMCO Municipal Bond

PIMCO California Intermediate

Municipal Bond

PIMCO California Municipal

Bond

PIMCO New York Municipal

Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn

Strategy

PIMCO RealEstateRealReturn

Strategy

PIMCO All Asset

IndexPLUS

PIMCO StocksPLUS

PIMCO StocksPLUS Total

Return

PIMCO International

StocksPLUS

TR Strategy

www.allianzinvestors.com

*	Proposed to merge into the RCM Global Technology Fund on or about April 29, 2005.
**	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ015_12644

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

Nicholas-Applegate Capital Management

Share Classes Ins Institutional Adm Administrative	NACM Flex-Cap Value Fund NACM Global Fund NACM Growth Fund NACM International Fund NACM Pacific Rim Fund
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus.	This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds

November 1, 2004

(as revised, April 1, 2005)

Share Classes Institutional and Administrative

This prospectus describes 5 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, Nicholas-Applegate Capital Management LLC. As of December 31, 2004, Allianz Global Fund Management and its investment management affiliates managed approximately $564.8 billion.

The prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
Value Stock Funds	NACM Flex-Cap Value	Long-term capital appreciation	Equity securities of U.S. companies that are undervalued in the marketplace	50–75	All capitalizations
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of large capitalization companies located in at least three different countries	65–90	All capitalizations
International Stock Funds	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	90–130	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of companies located within the Pacific Rim	80–110	All capitalizations

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	3

NACM Flex-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Equity securities of U.S. companies that are undervalued in the marketplace Approximate Number of Holdings 50–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Focused Investment Risk	• Liquidity Risk • Leveraging Risk • Smaller Company Risk	• Credit Risk • Management Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Flex-Cap Value Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	16.97%

	Lowest (1st Qtr. ‘03)	-4.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Institutional Class — Before Taxes(1)	20.93%	28.18%
Institutional Class — After Taxes on Distributions(1)	19.46%	26.67%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	14.16%	23.68%
Administrative Class	20.54%	27.84%
Russell 3000 Value Index(2)	16.94%	18.20%
Lipper Multi-Cap Value Funds Average(3)	14.51%	16.69%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with a variety of capitalization ranges without concentrating in only one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.65%	None	0.26%	0.91%
Administrative Class	0.65	0.25%	0.25	1.15

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses incurred by Institutional Class shares during the most recent fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$93	$290	$504	$1,120
Administrative Class	117	365	633	1,398

Prospectus	5

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of large capitalization companies located in at least three different countries Approximate Number of Holdings 65–90	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk • Growth Securities Risk	• Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. 2003)	18.35%

	Lowest (1st Qtr. 2003)	-4.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Institutional Class — Before Taxes(1)	18.69%	24.72%
Institutional Class — After Taxes on Distributions(1)	17.30%	22.88%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	12.35%	20.36%
Administrative Class	18.45%	24.43%
MSCI ACWI Free Index(2)	15.76%	18.24%
Lipper Global Multi-Cap Growth Funds Average(3)	14.87%	16.69%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.
(3)	The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.70%	None	0.36%	1.06%
Administrative Class	0.70	0.25%	0.36	1.31%

(1)	Other Expenses reflects a 0.35% Administrative Fee paid by each class and 0.01% in trustees’ and interest expenses incurred by each class during the most recent fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$108	$337	$585	$1,294
Administrative Class	133	415	718	1,579

Prospectus	7

NACM Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 50–80	Approximate Capitalization Range Upper 90% of the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($4.5 billion and greater as of December 31, 2004). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Fund’s portfolio managers focus on identifying the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is currently subject to purchase and exchange restrictions and is available only to certain investors. Please see “Purchases, Redemptions and Exchanges” below.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk	• Liquidity Risk • Credit Risk • Derivatives Risk	• Leveraging Risk • Management Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘04)	13.13%

	Lowest (3rd Qtr. ‘04)	-1.66%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Institutional Class — Before Taxes(1)	11.81%	13.17%
Institutional Class — After Taxes on Distributions(1)	11.42%	12.92%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	8.14%	11.30%
Administrative Class	11.51%	12.90%
Russell 1000 Growth Index(2)	6.30%	12.45%
Lipper Large-Cap Growth Funds Average(3)	7.21%	11.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighed median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.50%	None	0.26%	0.76%
Administrative Class	0.50	0.25%	0.25	1.00

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in trustees’ expenses incurred by Institutional Class shares during the most recent fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$78	$243	$422	$942
Administrative Class	102	318	552	1,225

Prospectus	9

NACM International Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 90–130	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund’s benchmark over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The portfolio managers expect a high portfolio turnover rate of between 125% and 175%.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk	• Turnover Risk • Liquidity Risk • Currency Risk • Credit Risk	• Derivatives Risk • Foreign (non-U.S.) Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The bar chart, the information to its right and the Average Annual Total Returns Table show performance of Institutional Class shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index and an index of similar funds. Past performance is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	22.16%

	Lowest (7/1/02–9/30/02)	-19.00%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Since NACM Fund Inception (5/7/01)(3)
Institutional Class — Before Taxes(1)	27.68%	10.55%
Institutional Class — After Taxes on Distributions(1)	26.11%	9.76%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	18.97%	8.69%
MSCI EAFE Index(2)	20.70%	5.29%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International Europe Australasia Far East (“MSCI-EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index.
(3)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.60%	None	0.45%	1.05%

(1)	Other Expenses reflects a 0.45% Administrative Fee paid by Institutional Class shares. “Other Expenses” are based on estimated amounts for the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$107	$334	$579	$1,283

Prospectus	11

NACM Pacific Rim Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 80–110	Approximate Capitalization Range All Capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Issuer Risk • Currency Risk • Growth Securities Risk • Leveraging Risk • Derivatives Risk	• Smaller Company Risk • Management Risk • Turnover Risk • Liquidity Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The bar chart, the information to its right and the Average Annual Total Returns Table show performance of Institutional Class shares of the NACM Fund, adjusted to reflect the actual advisory fees, administrative fees and other expenses paid by the Fund’s Institutional Class shares. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund’s average annual returns compare with the returns of a broad based securities market index and an index of similar funds. Past performance is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘99)	44.16%

	Lowest (2nd Qtr. ‘98)	-23.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/04)

	1 Year	5 Years	Since NACM Fund Inception (12/31/97)(4)
Institutional Class — Before Taxes(1)	20.95%	-0.38%	12.09%
Institutional Class — After Taxes on Distributions(1)	20.70%	-4.95%	7.67%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	13.90%	-3.08%	7.85%
MSCI Pacific Index(2)	19.29%	-3.46%	4.49%
Lipper Pacific Region Funds Average(3)	16.05%	-4.13%	4.81%

(1)	After-tax returns are estimates using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
(3)	The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional Class	0.90%	None	0.48%	1.38%

(1)	Other Expenses reflects a 0.45% Administrative Fee paid by Institutional Class shares and 0.03% in tax expenses attributable to the Institutional Class shares during the most recent fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional Class	$140	$437	$755	$1,657

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The NACM Flex-Cap Value Fund may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The NACM Global, NACM Growth, NACM International and NACM Pacific Rim Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, NACM Global and NACM Pacific Rim Funds generally have substantial exposure to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Foreign (non-U.S.) Investment Risk

Funds that invest in foreign securities, and particularly the NACM Global, NACM International and NACM Pacific Rim Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as

14	Allianz Funds

U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or narrowly defined area such as the Pacific Rim, it will generally have more exposure to regional economic risks associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk

Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The NACM Pacific Rim Fund may invest a significant portion of its assets in emerging markets. The NACM Global Fund may also invest significant portions of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The NACM Global, NACM International and NACM Pacific Rim Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, in particular the NACM Pacific Rim Fund, may be subject to increased risk to the extent that they focus their investments in securities dominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Derivatives Risk

The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may use derivatives as part of a strategy designed to reduce, or “hedge”, exposure to other risks, such as interest rate or currency risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount

Prospectus	15

invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. All of the Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” The NACM International Fund is expected to have a portfolio turnover rate between 125% and 175%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. Allianz Global Investors Fund Management, Nicholas-Applegate Capital Management and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Sub-Adviser”) to manage each Fund’s investments. See “Sub-Adviser” below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

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During the most recently completed fiscal year, the Funds paid monthly advisory fees to the adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NACM Growth Fund	0.50%
NACM International Fund*	0.60%
NACM Flex-Cap Value Fund	0.65%
NACM Global Fund	0.70%
NACM Pacific Rim Fund	0.90%

*	The NACM International Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the fee rate payable for the current fiscal year.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional Class and Administrative Class shareholders of each Fund pay an administrative fee to the Adviser, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. The Adviser, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional Class and Administrative Class shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares):

Fund	Administrative Fees
NACM Flex-Cap Value and NACM Growth Funds	0.25%
NACM Global Fund	0.35%
NACM Pacific Rim and NACM International Funds	0.45%

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.15% with respect to Administrative Class shares plus a 0.25% trailing commission and up to 0.05% with respect to Institutional Class shares) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

Sub-Adviser

Nicholas-Applegate Capital Management LLC serves as the Sub-Adviser for the Funds. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

Nicholas-Applegate is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, Nicholas-Applegate, an indirect subsidiary of Allianz, provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, Nicholas-Applegate had approximately $14.5 billion in assets under management.

Prospectus	17

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Flex-Cap Value	Stephen Sexauer	2003	Lead Portfolio Manager for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 13 years with Morgan Stanley Investment Management managing value equity portfolios. Mr. Sexauer’s background includes economic consulting with Merrill Lynch Economics and Wharton Econometrics. He has 20 years’ investment experience.

	Mark Stuckelman	2002 (inception)	Portfolio Manager for the Nicholas-Applegate Large Cap Value Fund since 1995 and Value Opportunities Fund since 2001. Previously, he has investment management experience with Wells Fargo Bank Investment Management Group; Fidelity Management Trust Co. and BARRA.

	Aerus Tran	2002 (inception)	Investment Analyst for Nicholas-Applegate U.S. Systematic strategies since 2001. Previously, he was a Senior UNIX Systems Administrator (since 1999). Prior to joining Nicholas-Applegate in 1999, he was with the San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; and San Bernardino Association of Governments.

	Mark Roemer	2002 (inception)	Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and Kleinwort Benson Investment Management of London.

NACM Global	Pedro Marcal	2002 (inception)	Lead Portfolio Manager for the Nicholas-Applegate Global Select strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and
			A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish	2003	Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 4 years with Putnam Investments as an international portfolio manager and 8 years with Schroder Investment Management managing international, European and Asian equities.

	Horacio A. Valeiras	2003	See Above

	Andrew Beal	2002 (inception)	Lead Portfolio Manger for the Nicholas-Applegate Emerging Countries and Pacific Rim strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent 10 years with Schroder Investment Management (UK) LTD specializing in Asian investments as Head of Asian institutional investments.

	Melisa Grigolite, CFA	2002 (inception)	Portfolio Manager for the Nicholas-Applegate’s International Growth strategies since 1997. Ms. Grigolite joined the firm in 1991. She has 11 years’ prior experience.

	Chris Herrera	2002 (inception)	Investment Analyst for Nicholas-Applegate’s International Growth strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers for 3 years.

	Michael Fredericks	2002 (inception)	International Product Specialist with Nicholas-Applegate since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 7 years with Callan Associates as an assistant vice president; Baring Asset Management as an assistant vice president; and Bank of America as a senior financial analyst.

NACM Growth	Stacey R. Nutt, Ph.D.	2004	Lead Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate small cap, mid cap and broad mandate Systematic Growth strategies. Prior to joining Nicholas-Applegate in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc. Prior to that, he was a member of the faculty of Virginia Tech for three years. He has 12 years of relevant industry experience.

	David J. Pavan, CFA	2004	Portfolio Manager. He has lead portfolio management responsibilities for the Nicholas-Applegate Large Cap US Systematic Growth strategy. Prior to joining Nicholas-Applegate in 1999, he was a vice president, quantitative equity analyst and partner with Putnam Investments, and a portfolio manager with Genus Capital Management, Inc. He has 11 years of investment industry experience.

NACM International	Stacey R. Nutt, Ph.D.	2004 (inception)	See Above

	David J. Pavan, CFA	2004 (inception)	See Above

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Fund	Portfolio Managers	Since	Recent Professional Experience

	David Vaughn, CFA	2004 (inception)	Portfolio Manager. He has portfolio management responsibilities for the Nicholas-Applegate Systematic equities. Prior to joining Nicholas-Applegate in 2003, he was a research analyst at Barclays Global Investors and was a quantitative research analyst with First Quadrant LLP and Sanwa Bank California. He has 7 years of investment industry experience.

	Mark P. Roemer	2004 (inception)	See Above

	Antonio Ramos	2004 (inception)	Investment Analyst. He is responsible for portfolio management and research on the Nicholas-Applegate Systematic Growth team. Prior to joining Nicholas-Applegate in 1998 as a project manager in the Information Management Group, he was in information management with Vintage, Inc., Japan and Advanced Technologies Co., Ltd., Japan. He has seven years of information technology experience and thirteen years of investment industry experience.

NACM Pacific Rim	Andrew Beal	2001*	See Above

	Shu Nung Lee, CFA	October, 2002	Portfolio Manager for the Nicholas-Applegate Pacific Rim Fund and International Strategies. Prior to joining the firm in 2002, he was vice president and senior research analyst on the Japan equity research team and head of the Japan and Asia automotive team with Lehman Brothers of Tokyo. Mr. Lee has six years of investment research experience.

	Karl Richtenburg	2001*	Investment Analyst for Nicholas-Applegate International strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 8 years with GE Asset Management as an equity research associate; International Equities; and GFI Group Ltd., London as a foreign exchange options banker.

	Jason Campbell	1998*	Portfolio Manger for the Nicholas-Applegate International strategies since 1998. He has 3 years’ prior experience with San Diego State University Economics Department as both a teaching assistant and graduate student.

	John Casarietti	2001*	Investment Analyst for Nicholas-Applegate Emerging Countries strategies since 2001 and Account Administrator 1998 to 2001. His experience includes responsibilities in the firm’s operations department and 4 years’ prior experience with Interbank Funding Group and Barron Chase Securities.

	Michael Fredericks	2001*	See Above

*	Represents the date the individual became involved in the management of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund’s predecessor.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee any Sub-Adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of Allianz Global Fund Management. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the

Prospectus	19

period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including

20	Allianz Funds

the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the sub-adviser to perform their respective contracts with respect to the Funds.

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Investment Options— Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus (except for the NACM Pacific Rim and NACM International Funds, which only offer Institutional Class shares).

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•	Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•	Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•	Payments to Financial Firms. Some or all of the service and distribution fees imposed upon Administrative Class shares and described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor

22	Allianz Funds

access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described in this paragraph are not generally made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

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Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

•	Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•	Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services—Midwest (the “Transfer Agent”), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•	Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, BFDS Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its

24	Allianz Funds

shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Restrictions on Purchases of the NACM Growth Fund. Institutional Class shares of the NACM Growth Fund are not available for purchase by the general public. Institutional Class shares of the NACM Growth Fund are currently available only for purchase by the Allianz AMM Asset Allocation Fund and by the benefit plans of Allianz Global Fund Management and its affiliates. The Fund’s Board of Trustees may modify or eliminate these restrictions at any time.

•	Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•	Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

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The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

•

Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express,

26	Allianz Funds

certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•	Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to pimcoteam@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•	Other Redemption Information. Subject to any applicable fund redemption fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

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For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below, or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds for shares of any other Fund within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be

28	Allianz Funds

able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Institutional Class shares of the NACM Growth Fund are not available for exchanges from Institutional Class shares of other Allianz Funds and PIMCO Funds.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Institutional Class and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Global, NACM International and NACM Pacific Rim Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the

30	Allianz Funds

service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees (including Redemption Fees) on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

•	Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•	Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the NACM Global, NACM International and NACM Pacific Rim Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

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As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer durations (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Under normal market conditions, the Funds will invest primarily in equity securities. In addition, the Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the Funds’ portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that any of the Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers.

These temporary defensive strategies would be inconsistent with the investment objectives and principal investment strategies of the Funds and may adversely affect the Funds’ ability to achieve their investment objectives.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The NACM Flex-Cap Value, NACM Global and NACM Pacific Rim Funds generally have substantial exposure to this risk.

32	Allianz Funds

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions fewer companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The NACM Global and NACM International Funds invest principally in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The NACM Pacific Rim Fund invests principally in equity securities of companies located within the Pacific Rim.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic

Prospectus	33

securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global and NACM International Funds, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds may invest in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. The NACM Pacific Rim Fund may invest a significant portion of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  The NACM Global Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The NACM Global, NACM International and NACM Pacific Rim Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

34	Allianz Funds

Foreign Currency Transactions.  The NACM Global, NACM International and NACM Pacific Rim Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The NACM Global, NACM International and NACM Pacific Rim Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, to a limited extent, use a number of derivative instruments for risk management purposes (hedging) as part of its non-principal investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Prospectus	35

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities, such as participation notes, equity swaps and zero-strike options and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (non-U.S.) Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as participation notes, swap agreements and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute

36	Allianz Funds

standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” Each of the Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend up to 30% of its total assets to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Global and NACM Pacific Rim Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements And Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures

Prospectus	37

established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Funds may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have a portfolio turnover rate between 125% and 175%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Flex-Cap Value, NACM Global, NACM Growth and NACM Pacific Rim Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of each of the Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. The NACM Pacific Rim Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of the Fund’s Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, each of the Funds (except for NACM International and NACM Pacific Rim Funds) are newly formed and therefore have limited performance history for investors to evaluate. Also, it is possible that the Funds, particularly the smaller-sized Funds, may invest in securities offered in initial public offerings and other types of transactions (such as

38	Allianz Funds

private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise specified, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information.

Prospectus	39

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional and Administrative Class shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. For the NACM Pacific Rim Fund, the financial information shown below for periods prior to July 20, 2002 is that of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund’s predecessor, which reorganized into the NACM Pacific Rim Fund on July 20, 2002. The NACM Pacific Rim Fund did not offer Administrative Class shares during the periods shown. For the NACM International Fund, the financial information shown below is that of the Nicholas-Applegate International Systematic Fund, the NACM International Fund’s predecessor, which reorganized into the NACM International Fund on October 15, 2004. The NACM International Fund did not offer Administrative Class shares during the periods shown.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. With respect to the NACM Pacific Rim Fund, the information reflected for all periods ending prior to and including June 30, 2002 was audited by other auditors. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

With respect to the NACM International Fund, the total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Nicholas-Applegate International Systematic Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Nicholas-Applegate International Systematic Fund’s financial statements, are included in the Nicholas-Applegate Institutional Funds’ audited financial statements and financial highlights for the period ended June 30, 2004. The audited financial statements and financial highlights are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

					Distributions from:
Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains (Loss) on Investments	Total Income (Loss) from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period
NACM International Fund
Institutional Class
04/01/04 – 06/30/04	$14.61	$0.11	$(0.18)	$(0.07)	$—	—	—	$14.54
04/01/03 – 03/31/04	8.98	0.19	5.73	5.92	(0.29)	—	(0.29)	14.61
04/01/02 – 03/31/03	11.30	0.13	(1.56)	(1.43)	(0.89)	—	(0.89)	8.98
05/07/01 – 03/31/02	12.50	0.09	(1.22)	(1.13)	(0.07)	—	(0.07)	11.30

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods of less than one year.
(3)	Ratios are annualized for periods of less than one year. Expenses reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

40	Allianz Funds

			Ratios to Average Net Assets(3)
Total Return(2)	Net Investment Income (Loss)	Total Expenses	Expense Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offsets(4)		Fund’s Portfolio Turnover Rate	End of Period (000s)

(0.48)%	3.06%	1.80%	(0.40)%	1.40%	1.18	%(6)	29%	$10,255
66.48	1.55	2.25	(0.86)	1.39	1.35	(5)	163	10,305
(19.81)	1.33	2.40	(1.19)	1.21	1.20		282	5,581
(9.02)	0.88	15.82	(14.46)	1.36	1.36		244	910

(4)	Net expenses include certain items not subject to expense reimbursement.
(5)	The Board of Trustees approved the amendments to the Expenses Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 04/01/03 to 07/28/03 and 1.39% for the period 07/29/03 to 03/31/04.
(6)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity do not exceed 1.39% for the period 04/01/04 to 03/31/05.

Prospectus	41

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions (Loss) from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Flex-Cap Value Fund
Institutional Class
06/30/2004	$12.41	$0.09	(a)	$3.33	(a)	$3.42	$(0.05)	$(0.42)
07/19/2002 – 06/30/2003	10.00	0.11	(a)	2.52	(a)	2.63	(0.05)	(0.17)
Administrative Class
06/30/2004	12.39	0.05	(a)	3.32	(a)	3.37	(0.03)	(0.42)
07/19/2002 – 06/30/2003	10.00	0.08	(a)	2.52	(a)	2.60	(0.04)	(0.17)
NACM Global Fund
Institutional Class
06/30/2004	$11.74	$(0.01	)(a)	$3.55	(a)	$3.54	$0.00	$(0.95)
07/19/2002 – 06/30/2003	10.00	(0.01	)(a)	1.80	(a)	1.79	(0.05)	0.00
Administrative Class
06/30/2004	11.73	(0.04	)(a)	3.53	(a)	3.49	0.00	(0.95)
07/19/2002 – 06/30/2003	10.00	(0.03	)(a)	1.80	(a)	1.77	(0.04)	0.00
NACM Growth Fund
Institutional Class
06/30/2004	$11.25	$(0.01	)(a)	$0.93	(a)	$0.92	$0.00	$(0.13)
07/19/2002 – 06/30/2003	10.00	0.00	(a)	1.25	(a)	1.25	0.00	0.00
Administrative Class
06/30/2004	11.23	(0.04	)(a)	0.92	(a)	0.88	0.00	(0.13)
07/19/2002 – 06/30/2003	10.00	(0.02	)(a)	1.25	(a)	1.23	0.00	0.00
NACM Pacific Rim Fund
Institutional Class
06/30/2004	$6.31	$0.01	(a)	$2.97	(a)	$2.98	$0.00	$0.00
06/30/2003	7.30	0.04	(a)	(1.03	)(a)	(0.99)	0.00	0.00
04/01/2002 – 06/30/2002	7.22	0.00	(h)	0.08		0.08	0.00	0.00
03/31/2002	6.93	0.05	(h)	0.24		0.29	0.00	0.00
03/31/2001	25.45	(0.08	)(h)	(7.10)		(7.18)	0.00	(11.34)
03/31/2000	12.33	(0.11	)(h)	16.15		16.04	0.00	(2.92)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.25%.
(h)	Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.

42	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.47)	$0.00		$15.36	27.88%	$1,542	0.96	%(t)	0.61%	145%
(0.22)	0.00		12.41	26.53	1,202	0.96	(b)(q)*	1.01 *	173

(0.45)	0.00		15.31	27.54	16	1.20		0.36	145
(0.21)	0.00		12.39	26.21	13	1.21	(c)(r)*	0.76 *	173

$(0.95)	$0.01	(a)	$14.34	31.10%	$1,469	1.11	%(p)	(0.07)%	203%
(0.05)	0.00		11.74	17.96	1,121	1.10	(i)*	(0.08)*	260

(0.95)	0.01	(a)	14.28	30.69	15	1.36	(s)	(0.32)	203
(0.04)	0.00		11.73	17.74	12	1.35	(j)*	(0.33)*	260

$(0.13)	$0.00		$12.04	8.22%	$1,157	0.81	%(n)	(0.11)%	160%
0.00	0.00		11.25	12.50	1,070	0.80	(k)*	0.02 *	167

(0.13)	0.00		11.98	7.88	12	1.05		(0.36)	160
0.00	0.00		11.23	12.30	11	1.05	(l)*	(0.22)*	167

$0.00	$0.02	(a)	$9.31	47.54%	$8,273	1.43	%(t)	0.07%	118%
0.00	0.00		6.31	(13.05)	5,592	1.46	(m)(o)	0.63	264
0.00	0.00		7.30	1.11	11,575	1.44	(d)*	0.00 *	66
0.00	0.00		7.22	4.18	11,429	1.45	(e)	0.70	390
(11.34)	0.00		6.93	(36.44)	2,026	1.78	(f)	(0.60)	1180
(2.92)	0.00		25.45	136.92	3,821	1.62	(g)	(0.55)	424

(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(o)	Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.
(p)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(q)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(s)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.35%.
(t)	Ratio of expenses to average net assets excluding tax expense is 1.40%.

Prospectus	43

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INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services—Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds:

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161	15-24281-03

Allianz Funds

840 Newport Center Drive

Newport Beach, CA 92660

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

AMM Asset Allocation Fund

Share Class Ins Institutional

ACTIVELY MANAGED PORTFOLIO OF SELECT PIMCO FUNDS AND ALLIANZ FUNDS

AMM Asset Allocation Fund is an actively managed mutual fund that invests in a diversified portfolio of PIMCO and Allianz Funds. In addition to broad diversification, the Fund provides access to the extensive asset allocation and investment management capabilities of Allianz Global Investors Fund Management LLC and its affiliates.

Stock Funds and Fund

Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.

The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus.

This cover is not part of the Prospectus

Allianz Funds Prospectus

This Prospectus describes Allianz AMM Asset Allocation Fund, an actively managed mutual fund offered by Allianz Funds (the “Trust”).

The Fund invests in a diversified portfolio of other Allianz Funds and series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company LLC. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the Allianz Funds and PIMCO Funds family. The Fund invests only in Funds in the Allianz Funds and PIMCO Funds family. The Allianz Funds and PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 5, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 8.

Risk/Return Comparison

An investor should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable for investors that have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or will appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. The Adviser attempts to diversify the Fund’s assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

Please see “Underlying Funds” in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Adviser does not allocate the Fund’s assets according to a predetermined blend of particular Underlying Funds. Instead, the Adviser regularly determines the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets

2	Allianz Funds

Summary Information (continued)

and various segments within those markets, the outlook and projected the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Adviser may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

The Adviser then allocates the Fund’s assets among the Underlying Funds to fill out the asset class and sub-class weightings it has identified according to the Fund’s equity/fixed income targets and ranges. The Adviser has the flexibility to reallocate the Fund’s assets in varying percentages among any or all of the Underlying Funds based on the Adviser’s ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of Funds" Structure and Expenses

The term “fund of funds” is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Portfolio Descriptions and Fees

The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund’s investment strategies and related information is included under “Investment Objectives and Principal Investment Strategies” in this Prospectus.

Prospectus	3

AMM Asset Allocation Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation and current income Dividend Frequency Quarterly	Allocation Strategy Underlying Stock Funds Underlying Bond Funds	Target 60% 40%	Range 50%–70% 30%–50%

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%–70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%–50%) of its assets in Underlying Bond Funds. The Fund’s fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see “Asset Allocation Strategies” on page 3 for a summary of how the Adviser allocates and reallocates the Fund’s assets among particular Underlying Funds.

The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

Based on the Fund’s equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks

Allocation Risk  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Adviser’s allocation techniques and decisions and/or the Adviser’s selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund Risks  The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk • Interest Rate Risk • IPO Risk	• Credit Risk • High Yield Risk • Mortgage Risk • Liquidity Risk • Derivatives Risk • Foreign (non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Focused Investment Risk • Leveraging Risk • Management Risk • Fixed Income Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. For periods prior to the inception of Institutional Class shares (3/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund’s Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class shares. The Fund’s past performance before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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AMM Asset Allocation Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest (2nd Qtr. ’03)	12.79%

	Lowest (3rd Qtr. ’02)	-11.58%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (9/30/98)(6)
Institutional Class – Before Taxes(1)	10.87%	4.73%	7.43%
Institutional Class – After Taxes on Distributions(1)	9.90%	3.04%	5.49%
Institutional Class – After Taxes on Distributions and Sale of Fund Shares(1)	7.15%	3.03%	5.22%
Russell 3000 Index(2)	11.95%	-1.17%	5.34%
Lehman Brothers Aggregate Bond Index(3)	4.34%	7.71%	6.04%
Lipper Balanced Fund Average(4)	7.96%	2.10%	4.99%
Blended Index(5)	10.01%	2.85%	6.29%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(3)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
(4)	The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
(5)	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indices.
(6)	The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

			Other Expenses
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Administrative Fees(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses(1)
Institutional	None	None	0.15%	0.68%	0.83%

(1)	The Administrative Fees for the Fund do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Fund Operating Expenses are estimated to be 0.78%.
(2)	Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Fund are estimated based upon a recent allocation of the Fund’s assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see “Management of the Fund—Underlying Fund Expenses.” Total Annual Fund Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Fund will incur. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$85	$265	$460	$1,025

Taking into account the Administrative Fee waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: $80, $249, $433 and $966.

Prospectus	5

Summary of Principal Risks

The value of an investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary beginning on page 5 and are summarized in this section. There is no guarantee that the Fund will be able to achieve its investment objective.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Adviser will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Adviser attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Adviser’s allocation techniques will produce the desired results. It is possible that the Adviser and/or the Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund is closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund’s investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-498-5413.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund’s portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Emerging Companies, CCM Mid-Cap, NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s

6	Allianz Funds

prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Emerging Companies, CCM Mid-Cap, PEA Growth, PEA Opportunity, PEA Target, RCM Innovation, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Targeted Core Growth Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The CCM Emerging Companies, NFJ Small-Cap Value, RCM Innovation, PEA Opportunity and RCM Global Technology Funds generally have substantial exposure to this risk. The CCM Mid-Cap, PEA Target and RCM Mid-Cap Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity Risk

Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested

Prospectus	7

in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign (non-U.S.) Investment Risk

Many Underlying Funds (in particular, the PIMCO Emerging Markets Bond, NACM International, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged), RCM Global Technology and RCM International Growth Equity Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund’s investment in foreign securities.

Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging Markets Risk

Certain Underlying Funds (in particular, the PIMCO Emerging Markets Bond Fund) may invest in the securities of issuers based in countries with developing or “emerging market” economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

8	Allianz Funds

Currency Risk

Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The PIMCO Emerging Markets Bond, NACM International, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged), RCM International Growth Equity and RCM Global Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies increases risk. The PIMCO Emerging Markets Bond, PIMCO Foreign Bond (U.S. Dollar-Hedged) and PIMCO Global Bond (Unhedged) Funds are “non-diversified,” which means that they invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s net asset value. Some of those investments also may present substantial credit or other risks. The PIMCO Emerging Markets Bond, PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Bond (Unhedged), RCM Global Technology and RCM International Growth Equity Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Innovation and RCM Global Technology Funds are vulnerable to events affecting technology and technology-related companies because they normally concentrate their investments in those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging Risk

Leverage, including borrowing, will cause the value of an Underlying  Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund’s use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

All of the Underlying Funds that invest in fixed income securities such as bonds or notes, and particularly the Underlying Bond Funds, are subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Prospectus	9

Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., the PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., the PIMCO Low Duration, PIMCO Money Market and PIMCO Short-Term Funds). Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit Risk

Certain of the Underlying Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”).

High Yield Risk

The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund’s share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High yield securities (commonly known as “junk bonds”) are fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities (in particular, the PIMCO Emerging Markets Bond and PIMCO High Yield Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., the PIMCO Long-Term U.S. Government and PIMCO Money Market Funds). These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund’s ability to sell them (liquidity risk). If an issuer of a security is in default with respect to interest or principal payments, an underlying Bond Fund may lose its entire investment.

IPO Risk

Certain Underlying Funds (in particular, the PEA Growth Fund and the PEA Target Fund) may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time an Underlying Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offering in an IPO may be made available to an Underlying Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when Underlying Funds are unable to invest significantly or at all in IPOs may be lower than during period when the Underlying Funds are able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

10	Allianz Funds

Mortgage Risk

Most of the Underlying Bond Funds may invest in mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. This is known as contraction risk. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on PIMCO StocksPLUS Fund

The Fund may invest in PIMCO StocksPLUS Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund’s investments will change, the net asset value per share of the Fund will also vary.

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds and is managed by the Adviser and/or its affiliates.

The Adviser serves as the investment adviser to the Fund and selects the Underlying Funds in which the Fund may invest. The Adviser determines how the Fund allocates and reallocates its assets among the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. Please see “Asset Allocation Strategies” in the Fund Summary above for a description of the allocation strategies and techniques used by the Adviser.

The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund’s investment in a particular Underlying Fund may exceed 25% of the Fund’s total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. In addition, to the extent that the Fund invests a significant portion of its assets in Underlying Funds that focus their investments on a particular industry or geographic area, then the Fund will similarly have increased exposure to such industry or geographic area. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund’s assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund’s shareholders. The Fund is also subject to certain investment restrictions that are described under “Investment Restrictions” in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

Prospectus	11

Equity Portion of the Fund

The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

By Investment Style/Category

•	Growth
•	Blend (Broad Market)
•	Value
•	Enhanced Index
•	Sector-Related

By Region

•	U.S. Equities
•	International Developed Markets Equities
•	International Emerging Markets Equities

By Size

•	Large-Cap
•	Mid-Cap
•	Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see “Underlying Funds.”

Fixed Income Portion of the Fund

The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty

•	Governments
•	Mortgages
•	Corporate
•	Inflation-Indexed

By Region

•	U.S. Fixed Income
•	Developed Foreign Fixed Income
•	Emerging Markets Fixed Income

By Credit Quality

•	Investment Grade/Money Market
•	Medium Grade
•	High Yield

By Duration

•	Long-Term
•	Intermediate-Term
•	Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see “Underlying Funds.”

Temporary Defensive Strategies

In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund’s investment objective and principal investment strategies and may adversely affect the Fund’s ability to achieve its investment objective.

12	Allianz Funds

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” Because the Adviser does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and the return to shareholders.

Changes in Investment Objectives and Policies

The investment objective, the equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund’s investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Trust’s Statement of Additional Information.

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

The Adviser, a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, PEA Capital LLC and Oppenheimer Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-498-5413.

Prospectus	13

Underlying Stock Funds

The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-498-5413.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds	PEA Growth	Long-term growth of capital and income	Common stocks of companies with market capitalizations of at least $5 billion	40–65	At least $5 billion
	PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100	Between $1 billion and $10 billion
	PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion
	RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations
	PIMCO StocksPLUS	Total return that exceeds that of the S&P 500 Index	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	N/A	N/A
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities.	85–125	Same as the Russell Mid-Cap Growth Index
Blend Stock Funds	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)
	CCM Emerging Companies	Long-term growth of capital	Common stocks of companies with market capitalizations that rank in the lower 50% of the Russell 2000 Index (but at least $100 million) that have improving fundamentals and whose stock is reasonably valued by the market	75–95	Lower 50% of the Russell 2000 Index (but at least $100 million)
Value Stock Funds	OCC Renaissance	Long-term growth of capital and income	Common stocks of companies with below-average valuations whose business fundamentals are expected to improve	50–100	All capitalizations
	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion
	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) and below-average price-to-earnings ratios relative to the market and their industry groups	100–150	Between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005)

14	Allianz Funds

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
International Stock Funds	NACM International	Maximum long-term capital appreciation	Equity securities of companies located in the developed countries represented in the Fund’s benchmark in the MSCI EAFE Index.	90-130	All capitalizations
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
Sector-Related Stock Funds	RCM Innovation	Capital appreciation; no consideration is given to income	Common stocks of technology-related issues with market capitalizations of more than $200 million	40–70	More than $200 million
	RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million

Underlying Bond Funds

The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the Underlying Bond Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO Funds, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	PIMCO Money Market	Money market instruments	#90 days dollar- weighted average maturity	Min 95% Prime 1; #5% Prime 2	0%
	PIMCO Short-Term	Money market instruments and short maturity fixed income securities	0–1 yr	B to Aaa; max 10% below Baa	0–10%
	PIMCO Low Duration	Short maturity fixed income securities	1–3 yrs	B to Aaa; max 10% below Baa	0–30%
Intermediate Duration Bond Funds	PIMCO High Yield	Higher yielding fixed income securities	2–6 yrs	Caa to Aaa; min 80% below Baa subject to Max. 5% Caa	Max 20%
	PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	2–5 yrs	B to Aaa; max 10% below Baa	0–30%
	PIMCO Total Return	Intermediate maturity fixed income securities	3–6 yrs	B to Aaa; max 10% below Baa	0–30%
	PIMCO Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 yrs	Baa to Aaa	0%

Prospectus	15

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)
Long Duration Bond Funds	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	$8 yrs	A to Aaa	0%
International Bond Funds	PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	25–75%(3)
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	$80%(3)
	PIMCO Emerging Markets Bond	Emerging market fixed income securities	0–8 yrs	Max 15% below B	$80%(3)
Real Return Bond Funds	PIMCO Real Return	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 10% below Baa	0–30%

(1)	As rated by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)	Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see “Investment Objectives and Policies” in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-498-5413.

Additional Underlying Funds

In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

16	Allianz Funds

Other Risk Information

Potential Conflicts of Interest

The Adviser has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Adviser does not charge an investment advisory fee for its asset allocation services, the Adviser and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, the Adviser has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. Similarly, because of Mr. Jelalian’s association with RCM Capital Management, Mr. Jelalian may have an incentive to invest the Fund’s assets in Underlying Funds sub-advised by RCM. The Adviser and Mr. Jelalian are legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz. As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

Asset Allocation Committee

The Adviser has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

The Adviser selects the Underlying Funds in which the Fund may invest and allocates the Fund’s assets among the Underlying Funds. Ara Jelalian is the individual at the Adviser primarily responsible for selecting and allocating the Fund’s assets among the Underlying Funds. The following provides information about Mr. Jelalian.

Portfolio Manager	Since	Recent Professional Experience

Ara J. Jelalian, CFA	November, 2002	Portfolio Manager at Allianz Global Fund Management. Director and Portfolio Manager of International/Global Equities at RCM. Mr. Jelalian is a senior member of the International Equity Team and is responsible for both portfolio and product management. In addition to managing specialty portfolios, he also leads the product enhancement and development effort. He joined RCM in 1998 after seven years with Capital Resources (formerly SEI Capital Resources), where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, he spent seven years as an International Economist with First Chicago Corporation, where he analyzed and forecast macroeconomic and financial trends in the major industrialized countries and consulted the bank’s clients and money management group (now UBS Brinson) on international markets.

Advisory Fees

The Fund does not pay any fees to the Adviser under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Administrative Fees

Institutional Class shareholders of the Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to Institutional Class shares. Allianz Global Fund Management, in turn, provides or procures administrative services for Institutional Class shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small funds. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees.

Prospectus	17

The Fund pays monthly administrative fees to the Adviser at an annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class shares. In order to reduce expenses, the Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class shares of the Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the annual rate of 0.10%, calculated in the manner specified above. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Adviser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee of a rate of up to 0.25% (up to 0.05% with respect to Institutional Class shares) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or Allianz Global Fund Management, the Distributor and their affiliates.

Underlying Fund Expenses

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•	The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

18	Allianz Funds

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Portfolio’s assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Portfolio” in the Fund Summary above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):
Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses	Total Fund Operating Expenses
NACM International	0.60%	0.45%	0.00%	1.00%
PEA Growth	0.50	0.25	0.01	0.76
PEA Target	0.55	0.25	0.01	0.81
PEA Opportunity	0.65	0.25	0.01	0.91
RCM Targeted Core Growth	0.60	0.25	0.01	0.86
RCM Large-Cap Growth	0.45	0.25	0.01	0.71
RCM Mid-Cap	0.47	0.25	0.01	0.73
CCM Capital Appreciation	0.45	0.25	0.01	0.71
CCM Mid-Cap	0.45	0.25	0.01	0.71
CCM Emerging Companies	1.25	0.25	0.00	1.50
OCC Renaissance	0.60	0.25	0.01	0.86
OCC Value	0.45	0.25	0.01	0.71
NFJ Small-Cap Value	0.60	0.25	0.01	0.86
PIMCO StocksPLUS	0.40	0.25	0.00	0.65
RCM International Growth Equity	0.50	0.45	0.04	0.99
RCM Innovation	0.65	0.25	0.01	0.91
RCM Global Technology	0.95	0.30	0.01	1.26
PIMCO Money Market	0.12	0.20	0.00	0.32
PIMCO Short-Term	0.25	0.20	0.00	0.45
PIMCO Low Duration	0.25	0.18	0.00	0.43
PIMCO Moderate Duration	0.25	0.20	0.00	0.45
PIMCO Total Return	0.25	0.18	0.00	0.43
PIMCO Total Return II	0.25	0.25	0.00	0.50
PIMCO Long-Term U.S. Government	0.25	0.25	0.01	0.51
PIMCO Global Bond (Unhedged)	0.25	0.30	0.01	0.56
PIMCO Foreign Bond (U.S. Dollar-Hedged)	0.25	0.25	0.01	0.51
PIMCO Emerging Markets Bond	0.45	0.40	0.00	0.85
PIMCO High Yield	0.25	0.25	0.00	0.50
PIMCO Real Return	0.25	0.20	0.00	0.45

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Prospectus	19

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund, the PIMCO High Yield Fund and the PIMCO Real Return Fund. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Fund, the Underlying Funds, the Underlying Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced

20	Allianz Funds

as putative class actions on behalf of investors who purchased, held or redeemed shares of the Fund or certain Underlying Funds during specified periods or as derivative actions on behalf of the Fund or certain Underlying Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the Fund, the Underlying Funds, the Underlying Funds’ the sub-advisers, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of certain of the Underlying Funds that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in certain of the Underling Funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Underlying Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund and the Underlying Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the Underlying Funds’ sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund or any of the Underlying Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Fund or any of the Underlying Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Fund or any of the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Fund or any of the Underlying Funds or on the ability of PAFM, PAD or the Underlying Funds’ sub-advisers to perform their respective contracts with respect to the Fund or any of the Underlying Funds.

Prospectus	21

Investment Options—Institutional Class Shares

The Trust offers investors Institutional Class shares of the Fund in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

•	Arrangements with Service Agents. Institutional Class shares of the Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•	Payments to Financial Firms. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

The Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of Allianz Funds (the “Trust”), PIMCO Funds, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Fund. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described in this paragraph are not made with respect to Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for

22	Allianz Funds

recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Underlying Funds, the Adviser and the Underlying Funds’ sub-advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Fund—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase Institutional Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

•	Investment Minimum. The minimum initial investment for Institutional Class shares is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•	Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services—Midwest (the “Transfer Agent”), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•	Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Prospectus	23

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services—Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of the Fund’s Institutional Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•

Redemption Fees.  Investors in Institutional Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition

24	Allianz Funds

(i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Fund to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Fund.

Waiver of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently then quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a

Prospectus	25

loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redeeming Shares

•	Redemptions by Mail. An investor may redeem (sell) Institutional Class shares by submitting a written request to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds; BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•	Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-421-2861, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone, wire or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be

26	Allianz Funds

effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•	Other Redemption Information. Subject to any applicable redemption fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

Redemption of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below, or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class shares of the Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved (subject to any applicable redemption fees or fund reimbursement fees). An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of the Fund for shares of the same class of a series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed

Prospectus	27

by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange shares of the Fund within 60 days of their acquisition will be subject to a Redemption Fee of up to 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to the Fund or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Fund and the Underlying Funds will not always be able to detect market timing activity, investors should not assume that the Fund or the Underlying Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or the Underlying Funds. For example, the ability of the Fund or the Underlying Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the applicable Fund’s underlying beneficial owners.

The Trust generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Underlying Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for

28	Allianz Funds

presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

Verification of Identity

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Institutional Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at the Board’s direction.

Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Prospectus	29

Fund and Underlying Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time an Underlying Fund’s NAV is calculated. The Underlying Funds’ use of fair valuation may also help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.” With respect to certain foreign securities, the Underlying Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. The Fund intends to declare and distribute income dividends to shareholders of record quarterly.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund’s dividend and capital gain distributions with respect to Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

•	Taxes on Portfolio Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

30	Allianz Funds

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

•	Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of the Fund for shares of another series of the Trust, the transaction will be treated as a sale of the first Fund’s shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Prospectus	31

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Institutional Class shares of the Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
06/30/04	$9.29	$0.30	(a)	$1.18	(a)	$1.48	$(0.16)	$0.00
06/30/03	9.26	0.26	(a)	0.05	(a)	0.31	(0.28)	0.00
06/30/02	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00
06/30/01	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)
06/30/00	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)

(a)	Per share amounts based on average number of shares outstanding during the period.

32	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.16)	$10.61	16.70%	$1,987	0.10	%(b)(c)	2.94%	23%
0.00	(0.28)	9.29	3.54	1,196	0.10	(b)(c)	2.85	13
0.00	(0.30)	9.26	(3.89)	26	0.10	(b)(c)	4.11	24
(0.10)	(1.43)	9.94	(1.41)	48	0.10	(b)(c)	6.20	39
0.00	(0.85)	11.50	9.90	57	0.10	(b)(c)	5.51	44

(b)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(c)	Ratio of expenses to average net assets excluding underlying PIMCO Fund’s expenses in which the Fund invests.

Prospectus	33

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Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services—Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds:

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161	AZ705_12644

Allianz Funds

840 Newport Center Drive

Newport Beach, CA 92660